                         RICHMOND SAVINGS BANK, S.S.B.
                           Rockingham, North Carolina



                           PRO FORMA VALUATION REPORT
                           Valued as of May 17, 1996



                                  PREPARED BY:

                          BAXTER FENTRISS AND COMPANY

                               TABLE OF CONTENTS

Tab                                                              Page
- ---                                                              ----
     INTRODUCTION                                                   1

 1   I. RICHMOND SAVINGS BANK, S.S.B.
        General Overview                                            3
        Financial Condition Overview                                5
        Asset Quality                                              13
        Asset/Liability Management and Net Interest Spreads        15
        Income and Expense Trends                                  18
        Primary Market Area                                        25
        Summary                                                    29

 2  II. COMPARISONS WITH PUBLICLY TRADED THRIFTS
        General                                                    30
        Selection Criteria                                         30
        Financial Comparisons                                      34

 3 III. MARKET VALUE ADJUSTMENTS
        Earnings Prospects                                         36
        Market Area                                                37
        Management                                                 37
        Liquidity                                                  37
        Dividends                                                  38
        Subscription Interest                                      38
        Recent Regulatory Changes                                  38
        Stock Market Conditions                                    39
        Recent Acquisitions in the Savings Bank's Market Area      41
        New Issue Discount                                         42
        Adjustments Conclusion                                     43
        Valuation Approach                                         43
        Valuation Conclusion                                       43

                                 LIST OF TABLES

Table
Number                Table Title                                      Page
- ------                -----------                                      ----
                      CHAPTER I

  1   Selected Financial Data                                           6
  2   Statement of Financial Condition                                  6
  3   Loan Portfolio Composition                                        7
  4   Loan Originations                                                 8
  5   Investment Securities Portfolio                                   9
  6   Deposit Account Distribution                                     10
  7   Historical and Pro Forma Capital Compliance                      12
  8   Nonperforming Assets                                             13
  9   Allowance For Loan Losses                                        14
 10   Net Portfolio Equity Value                                       15
 11   Weighted Average Yields and Costs                                17
 12   Selected Operating Data                                          19
 13   Key Operating Ratios                                             20
 13-A Net Income for Trailing Twelve Months                            21
 14   Selected Operating Data-Percentage of Average Assets             21
 15   Summary Demographic Data                                         26
 16-A Deposit Market-Richmond County                                   27
 16-B Deposit Market-Moore County                                      28
 16-C Deposit Market-Scotland County                                   28


    CHAPTER II                                                        Tab
                                                                      ---
 17   General Characteristics                                           2
 18   Key Financial Indicators                                          2

    CHAPTER III                                                      Page
                                                                     ----
 19   SNL Thrift Index Monthly Performance                             40

                                                                      Tab
                                                                      ---
 20   Acquisitions of North Carolina Thrift Institutions                3
 21   Standard Conversions Publicly Traded                              3
 22   Trading Comparisons                                               3

                                LIST OF EXHIBITS

Exhibit
Number          Exhibit Title                                         Tab
- ------          -------------                                         ---
  I-1   Profile of Baxter Fentriss and Company                          4

 II-1   Balance Sheet                                                   5
 II-2   Consolidated Statements of Income                               5
 II-3   Loans Portfolio                                                 5
 II-4   Office Facilities                                               5
 II-5   Directors and Executive Officers                                5

III-1   Profitability Analysis                                          6
III-2   Income and Expense Analysis                                     6
III-3   Yield-Cost Structure                                            6
III-4   Risk Measures                                                   6
III-5   Capital Structure                                               6
III-6   Financial Condition                                             6
III-7   Growth Rates                                                    6
III-8   Loan Portfolio Distribution                                     6
III-9   Public Institutions Considered for Comparative Group            6

 IV-1   Selected Market Data-All Public Thrifts                         7
 IV-2   Comparative Market Indices                                      7
 IV-3   Selected Comparative Rates                                      7

  V-1   Calculation of Return on Conversion Proceeds                    8
  V-2   Pro Forma Effect of Conversion Proceeds                         8
  V-3   Pro Forma Midpoint Analysis                                     8


                                  INTRODUCTION


Set forth herein is the independent appraisal, prepared by Baxter Fentriss and Company ("Baxter Fentriss"), of the estimated pro forma fair market value of common stock (the "Common Stock") to be issued by Carolina Fincorp, Inc. ("Carolina Fincorp" or the "Holding Company") in connection with the Plan of Conversion ("Conversion") of Richmond Savings Bank, S.S.B. ("Richmond Savings" or the "Savings Bank") from a state chartered mutual savings bank to a state chartered stock savings bank, and the offer and sale of shares of common stock by the Savings Bank (transactions collectively referred to as the "Conversion" and the sale of common stock as the "Offering").

Pursuant to the Plan of Conversion, (I) Richmond Savings will convert from a North Carolina-chartered savings bank organized in mutual form to a North Carolina savings bank organized in stock form, (II) Richmond Savings will sell its capital stock to Carolina Fincorp, Inc., a North Carolina corporation and become a wholly-owned subsidiary of the Holding Company, and (III) the Holding Company will offer and sell shares of its common stock in a subscription offering and, if necessary, in a community offering.

In the course of preparing this report, we reviewed and discussed with Richmond Savings' management and independent accountants the audited financial statements of the Savings Bank's operations for the fiscal years ended June 30, 1993, 1994, and 1995 and the unaudited statements for the nine month periods ended March 31, 1995 and 1996. We also reviewed and discussed with management other financial matters of the Savings Bank.

Where appropriate, we considered information based upon other available public sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Savings Bank's primary market area and examined the prevailing economic conditions. We also examined the competitive environment within which the Savings Bank operates and assessed the Savings Bank's relative strengths and weaknesses.

We examined and compared Richmond Savings' performance with selected segments of the thrift industry and selected publicly traded savings institutions. We reviewed conditions in the securities markets in general and the market for savings institution common stock in particular. We included in our analysis an examination of the potential effects of the Conversion on the Savings Bank's operating characteristics and financial performance as they relate to the estimated pro forma market value of the Savings Bank.

In preparing our valuation, we have relied upon and assumed the accuracy and completeness of financial and statistical information provided by Richmond Savings and its independent accountants. We did not independently verify the financial statements and other information provided by the Savings Bank and its independent accountants, nor did we independently value the assets or liabilities of the Savings Bank. The valuation considers the Savings Bank only as a going concern and should not be considered as an indication of the liquidation value of the Savings Bank.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as to the advisability of purchasing shares of Common Stock in the
Offering.   Moreover, because such valuation is necessarily based on estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Offering will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. Baxter Fentriss is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by Baxter Fentriss shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The accompanying report is an integral part of our valuation and must be read in its entirety to fully understand the basis for our opinion. The valuation reported will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Savings Bank's financial condition and operating performance, management policies, and current conditions in the securities markets for thrift institution common stock. Should any such developments or changes be material, in our opinion, to the valuation of shares offered in the conversion, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in detail at that time.

                        I. RICHMOND SAVINGS BANK, S.S.B.


                                General Overview
                                ----------------


Richmond Savings Bank, S.S.B. ("Richmond Savings"), was organized in 1906 and is headquartered in Rockingham, North Carolina. The Savings Bank operates from its office located at 115 S. Lawrence Street in Rockingham. Richmond Savings' deposits are insured by the SAIF of the FDIC and it is a member of the Federal Home Loan Bank System. At March 31, 1996, Richmond Savings had total assets of $95.3 million, total deposits of $85.1 million and total equity of $8.5 million or 9.0% of period end assets.

Richmond Savings' business is attracting deposits from the general public and investing those deposits primarily in first mortgages secured by one-to-four family residences. Richmond Savings also makes a limited number of commercial real estate loans and consumer loans in its market area. Richmond Savings is a community-oriented savings institution offering a diverse selection of deposit and loan products with a strong orientation toward customer service. Substantially all of Richmond Savings' loan and deposit business is located in Richmond, Moore, and Scotland Counties. Management does not anticipate any dramatic change in the Savings Bank's operations after the Conversion.

Management of Richmond Savings implemented various strategies designed to continue the Bank's profitability while maintaining the safety and soundness of the institution. These strategies include: (1) emphasizing residential and consumer lending; (2) maintaining asset quality; (3) controlling operating expenses; and (4) monitoring interest rate risk.

Richmond Savings' capital increased from $4.8 million with an equity to assets ratio of 5.8% at June 30, 1991 to $8.5 million and 9.0% at March 31, 1996 and was in compliance with all applicable regulatory capital requirements. Richmond Savings remained profitable in each of the last five fiscal years ended June 30, 1995. The return on average assets has ranged from a low of 0.78% in fiscal 1991, in which the provision for loan losses was expensed, to a high of 1.11% in fiscal 1993. The return on average assets for the nine months ended March 31, 1996 was .67% down from .88% at March 31, 1995, partially due to a decrease in net interest income.

Management has sought to increase the asset size of the Savings Bank. Total assets increased from $81.3 million at June 30, 1991 to $95.3 million at March 31, 1996, or 17.2%. The Savings Bank's growth in loans has not kept pace with deposit expansion. Total deposits increased by 14.0% and net loans outstanding grew by 11.9% between June 30, 1991 and March 31, 1996, respectively. In contrast, total cash, interest earning deposits, and investments increased from $13.9 million to $24.3 million, between June 30, 1991 and March 31, 1996.

Richmond Savings' diversified orientation is evidenced by the composition of its loan portfolio. At March 31, 1996, 82.8% of the Bank's net loan portfolio consisted of residential one-to-four family mortgages, 55.4% of the Bank's net loan portfolio was composed of adjustable rate loans, and non-performing assets were 0.18% of total assets.

The remainder of Chapter I discusses, in more detail, the overall trends identified in this section. The discussion is supplemented by the tables and exhibits throughout the chapters and at the back of the book. Exhibit II-1 summarizes Richmond Savings' statements of financial condition at June 30, 1993, 1994, and 1995 and March 31, 1996. Exhibit II-2 summarizes the statements of income for the fiscal years ended June 30, 1993, 1994, and 1995 and the nine months ended March 31, 1995 and 1996.

                          Financial Condition Overview
                          ----------------------------


The following discusses asset and liability composition, loans, securities investments, market area, and Richmond Savings' earnings outlook following the Conversion.

Assets
- ------

Richmond Savings' asset base increased by 17.2% between June 30, 1991 and March 31, 1996. Table 1 shows selected consolidated balance sheet data and Table 2 shows selected balance sheet data as a percentage of period-end assets. The Savings Bank's loan growth did not keep pace with its deposit growth. The Savings Bank portfolios adjustable rate mortgages and sells fixed rate mortgage loans in the secondary market as part of its lending strategy. In addition to 1-4 family permanent mortgage loans, the Bank has diversified its loan portfolio by increasing its offering of consumer loan products. In the low interest rate environment that existed during 1992 through early 1994, consumers generally preferred fixed-rate mortgages, which worked to the bank's favor since it offered both fixed and adjustable rate loans. The bank will emphasize the origination and purchase of adjustable rate loans when market conditions permit due to the fact that these are favorable to have in a rising interest rate environment.

Loans
- -----

Richmond Savings' ratio of net loans to total assets was 75.1% at June 30, 1991 and declined to 71.6% at March 31, 1996. Net loans outstanding increased from $61.0 million at June 30, 1991 to $68.3 million at March 31, 1996 (or 11.9%).
Table 3 shows the composition of the loan portfolio at June 30, 1994 to March 31, 1996. Table 4 shows Richmond Savings' loan origination activity for the last two fiscal years. Richmond Savings is primarily a one-to-four family residential lender with most all of its loans directly originated in its market area.

The Savings Bank's permanent 1-4 family mortgage loans comprised 82.8% of net loans receivable as of March 31, 1996, approximating levels in recent years. Consumer lending has been the Bank's primary area of diversification, and totaled 3.3% of total loans receivable at March 31, 1996, while construction and home equity loans totaled 10.8% of total loans receivable. The Savings Bank has minimized the risk associated with long term assets by focusing on assets with shorter maturities and better interest rate spreads.

The loan programs and terms currently offered by the Savings Bank include permanent fixed rate and adjustable rate 1-4 family loans have varying terms up to 30 years and commercial real estate and multi-family loans offered by the Savings Bank have terms up to 15 years. Loan to value ratios range from 65 to 95%. The bank also sells fixed rate mortgages in the secondary mortgage market.

                                    Table 1
                            SELECTED FINANCIAL DATA
                    At June 30, 1991, 1992, 1993, 1994, 1995
                               and March 31, 1996
                             (Dollars in Thousands)

- --------------------------------------------------------------------------------------------------
                                                      AT JUNE 30,
- --------------------------------------------------------------------------------------------------
Balance sheet data:            1991      1992      1993      1994      1995      MARCH 31,
                                                                                 1996 (1)
- --------------------------------------------------------------------------------------------------
  Total loans, net               $61,012   $63,004   $67,900   $67,680   $68,745   $68,265
- --------------------------------------------------------------------------------------------------
  Total investments (2)           14,119    15,351    12,789    16,034    18,540    22,012
- --------------------------------------------------------------------------------------------------
  Total assets                    81,290    84,703    87,353    87,504    91,410    95,278
- --------------------------------------------------------------------------------------------------
  Total deposits                  74,660    77,431    79,005    78,315    81,437    85,125
- --------------------------------------------------------------------------------------------------
  Total liabilities               76,537    79,099    80,793    80,090    83,282    86,729
- --------------------------------------------------------------------------------------------------
  Retained income,                 4,753     5,605     6,561     7,414     8,128     8,549
  substantially  restricted
- --------------------------------------------------------------------------------------------------

(1) Unaudited.  Source:  Richmond Savings Bank, S.S.B., Financial Statements.
(2) Includes interest bearing deposits, fed funds sold, FHLB stock andinvestment securities.

                                    Table 2
                        STATEMENT OF FINANCIAL CONDITION
                    At June 30, 1991, 1992, 1993, 1994, 1995
                               and March 31, 1996
                       (As a percentage of Total Assets)

 --------------------------------------------------------------------------------------
                                                   AT JUNE 30,
- -------------------------------------------------------------------------    March 31,
Balance Sheet Data:         1991      1992      1993      1994      1995     1996 (1)
- -------------------------------------------------------------------------
Total loans, net             75%       75%       78%       77%       75%        72%
- ---------------------------------------------------------------------------------------
Total investments (2)        18        18        15        18        20         23
- ---------------------------------------------------------------------------------------
Total deposits               92        91        90        89        89         89
- ---------------------------------------------------------------------------------------
Total liabilities            94        93        92        92        91         91
- ---------------------------------------------------------------------------------------
Retained income,              6         7         8         8         9          9
substantially restricted
- ---------------------------------------------------------------------------------------

(1) Unaudited.  Source:  Richmond Savings Bank, S.S.B., Financial Statements.
(2) Includes interest bearing deposits, fed funds sold, FHLB stock and investmentsecurities.

                                    Table 3
                           LOAN PORTFOLIO COMPOSITION
                           At June 30, 1994 and 1995
                               and March 31, 1996
                             (Dollars in Thousands)

- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                  AT JUNE 30,
- ----------------------------------------------------------------------------------------------------------------------------------
                                      1994                            1995                     MARCH 31, 1996
- ----------------------------------------------------------------------------------------------------------------------------------
                             AMOUNT      % OF TOTAL        AMOUNT         % OF TOTAL       AMOUNT      % OF TOTAL
                               $            LOANS            $               LOANS           $            LOANS
                                         RECEIVABLE                       RECEIVABLE                   RECEIVABLE


- ----------------------------------------------------------------------------------------------------------------------------------
  Mortgage loans:
  ---------------
- ----------------------------------------------------------------------------------------------------------------------------------
  1-4 Family Residential       $57,025          83%          $57,980             83%         $56,520          81%
- ----------------------------------------------------------------------------------------------------------------------------------
  Multi-family and
  Commercial                     1,959            3            1,425               2           1,596            2

- ----------------------------------------------------------------------------------------------------------------------------------
  Construction                   2,703            4            2,106               3           1,895            3
- ----------------------------------------------------------------------------------------------------------------------------------
  Home Equity Lines of Credit    3,949            6            4,666               6           5,574            8
- ---------------------------------------------------------------------------------------------------------------------------------
  Total Other Loans              3,129            4            4,040               6           3,886            6
- ----------------------------------------------------------------------------------------------------------------------------------
     TOTAL LOANS RECEIVABLE     68,765          100           70,217             100          69,471          100
- ----------------------------------------------------------------------------------------------------------------------------------
              Less:
- ----------------------------------------------------------------------------------------------------------------------------------
  Loans in process                $769                        $1,109                            $820
- ----------------------------------------------------------------------------------------------------------------------------------
  Allowance for possible loan      316                           363                             386
  losses
- ----------------------------------------------------------------------------------------------------------------------------------
        TOTAL LOANS, NET       $67,680                       $68,745                         $68,265
- ----------------------------------------------------------------------------------------------------------------------------------

Source:  Richmond Savings Bank , S.S.B., Financial Statements

                                    Table 4
                               LOAN ORIGINATIONS
                   For the Years Ended June 30, 1994 and 1995
                      and Nine Months Ended March 31, 1996
                             (Dollars in Thousands)



 --------------------------------------------------------------------------------------
                                        YEAR ENDED JUNE 30,          NINE MONTHS
                                                                     ENDED MARCH
                                                                         31,
- ---------------------------------------------------------------------------------------
                                        1994            1995            1996
- ---------------------------------------------------------------------------------------
    Total gross loans receivable at       $66,385         $67,627         $68,813
     beginning of period                  =======         =======         =======

- ---------------------------------------------------------------------------------------
Loan originated:
- ----------------
- ---------------------------------------------------------------------------------------
  1-4 family residential                   23,036          10,881          11,184
- ---------------------------------------------------------------------------------------
  Commercial real estate                      405             406             524
- ---------------------------------------------------------------------------------------
  Consumer Loans                            4,042           4,958           4,515
                                            -----           -----           -----
- ---------------------------------------------------------------------------------------
     TOTAL LOAN ORIGINATIONS               27,483          16,245          16,223
- ---------------------------------------------------------------------------------------
Loans sold:
- -----------
- ---------------------------------------------------------------------------------------
  1-4 family residential                    7,560             647           1,212
                                            -----             ---           -----
- ---------------------------------------------------------------------------------------
     Total loans sold                       7,560             647           1,212
- ---------------------------------------------------------------------------------------

Other loan activity:
- --------------------
- ---------------------------------------------------------------------------------------
Loan principal repayments                  18,681          14,412          16,105
                                           ------          ------          ------
- ---------------------------------------------------------------------------------------
     TOTAL GROSS LOANS RECEIVABLE         $67,627         $68,813         $67,719
     AT END OF PERIOD                     -------         -------         -------

- ---------------------------------------------------------------------------------------

       Source: Richmond Savings Bank, S.S.B., Financial Statements

Investment Securities
- ---------------------

As of March 31, 1996, the Savings Bank's investment securities portfolio consisted primarily of U.S. Treasury and Government agency securities. Other investments include mortgage-backed securities, corporate debt, municipal bonds, and Federal Home Loan Bank Stock. The market value of the Savings Bank's investment securities totaled $15.5 million at March 31, 1996. The total investment portfolio amounted to $16.0 million, $18.5 million, and $16.0 million at June 30, 1994, June 30, 1995, and March 31, 1996, respectively.


                                    Table 5
                        INVESTMENT SECURITIES PORTFOLIO
                           At June 30, 1994 and 1995
                               and March 31, 1996
                             (Dollars in Thousands)

- ----------------------------------------------------------------------------------
                                                 AT JUNE 30,           MARCH 31,
- ----------------------------------------------------------------------------------
                                              1994           1995         1996
- ----------------------------------------------------------------------------------
                                          MARKET VALUE  MARKET VALUE  MARKET VALUE
- ----------------------------------------------------------------------------------
Securities Available for Sale:
- ----------------------------------------------------------------------------------
  U.S. government and  agency                    -----      $  5,474       $ 8,451
- ----------------------------------------------------------------------------------
Securities Held for Sale:
- ----------------------------------------------------------------------------------
  U.S. government and agency                    10,476         5,991         4,504
- ----------------------------------------------------------------------------------
  Mortgage-backed                                1,287         1,070           898
- ----------------------------------------------------------------------------------
  Corporate debt                                 1,533         1,518         1,508
- ----------------------------------------------------------------------------------
  Municipal bonds                                  460           304           152
- ----------------------------------------------------------------------------------
  Other                                             50           ---           ---
                                                    --           ---           ---
- ----------------------------------------------------------------------------------
     TOTAL INVESTMENT SECURITIES               $14,432       $14,357       $15,513
- ----------------------------------------------------------------------------------
Interest-earning balances in other banks           867         3,448         5,764
- ----------------------------------------------------------------------------------
Federal Home Loan Bank Stock                       735           735           735
                                                   ---           ---           ---
- ----------------------------------------------------------------------------------
     TOTAL INVESTMENTS                         $16,034       $18,540       $16,034
- ----------------------------------------------------------------------------------

        Source:  Richmond Savings Bank, S.S.B., Financial Statements

Liability Composition
- ---------------------

As of March 31, 1996, Richmond Savings' assets were funded primarily with deposits, loan repayments, available funds from repayments from mortgage-backed securities and retained earnings. In recent years, local retail deposits have generally been sufficient to meet Richmond Savings' funding needs. Richmond Savings attracts deposits from within its market area by offering a variety of deposit products, including NOW, money market, regular savings and term certificate accounts. The Savings Bank offers competitive rates and relies substantially on customer service, convenience, advertising and long-standing relationships with customers to attract and retain deposits. Management periodically sets deposit rates and terms and service charges based on Richmond Savings' funding needs, competitor offerings, and anticipated future economic conditions and related interest rates. Deposits rose from $74.7 million at June 30, 1991 to $85.1 million at March 31, 1996.

The Savings Bank has sought to reduce its interest rate risk by encouraging depositors to invest in longer term certificates of deposits and encouraging long-term depositors to maintain their accounts with the Savings Bank. Core deposits (consisting of money market accounts and passbook savings) were $24.3 million or 24.6% of total deposits at March 31, 1996 and 71.4% of total deposits were certificate of deposit accounts. Table 6 shows the distribution and the weighted average rate of Richmond Savings' deposits for the years ended at June 30, 1994 and June 30, 1995 and for the nine months ended March 31, 1996. The majority of the Bank's local customers have deposit balances of less than $100,000 and the Savings Bank does not accept brokered CDs, so the Bank's local retail deposit base is believed to be relatively stable.

                                    Table 6
                         Richmond Savings Bank, S.S.B.
                          DEPOSIT ACCOUNT DISTRIBUTION
                             (Dollars in Thousands)

- --------------------------------------------------------------------------------------------------------------
         CATEGORY            6/30/94          WEIGHTED      6/30/95      WEIGHTED      3/31/96      WEIGHTED
         --------            -------          --------      -------      --------      -------      --------
                             BALANCE           AVERAGE      BALANCE       AVERAGE      BALANCE       AVERAGE
                             -------           -------      -------       -------      -------       -------
                               ($)            INTEREST        ($)        INTEREST        ($)        INTEREST
                                              --------                   --------                   --------
                                                RATE                       RATE                       RATE
                                                ----                       ----                       ----
                                                 (%)                        (%)                        (%)
- --------------------------------------------------------------------------------------------------------------
Passbook                     $15,080             2.80%      $11,778         2.96%      $11,454         2.96%
- ---------------------------------------------------------------------------------------------------------------
Now                          $ 5,473             2.30%       $5,668         2.30%       $5,826         2.30%
- ---------------------------------------------------------------------------------------------------------------
VIP Checking                  $2,389             2.60%       $2,552         3.43%       $3,147         3.44%
- ---------------------------------------------------------------------------------------------------------------
Non-Interest                  $1,770             0.00%       $1,934         0.00%       $3,886         0.00%
Bearing                       ------             -----       ------         -----       ------         -----
- ---------------------------------------------------------------------------------------------------------------
     TOTAL DEMAND            $24,712             2.47%      $21,930         2.58%      $24,313         2.39%
     DEPOSITS
- --------------------------------------------------------------------------------------------------------------
Total Certificates           $53,603             4.12%      $59,507         5.32%      $60,812         5.34%
                             -------             -----      -------         -----      -------         -----
- ---------------------------------------------------------------------------------------------------------------
     TOTAL DEPOSITS          $78,315             3.60%      $81,437         4.58%      $85,125         4.39%
- ---------------------------------------------------------------------------------------------------------------

     Source:  Richmond Savings Bank, S.S.B., financial statements

Net Worth
- ---------

At March 31, 1996, Richmond Savings net worth of $8.6 million or 9.0% of total assets substantially exceeded all applicable regulatory capital requirements. Table 7 presents Richmond Savings' regulatory capital position and the pro forma estimated capital compliance ratios at March 31, 1996.

Assuming that 50% of the net proceeds are invested in the Savings Bank and reducing the capital by the amount of the ESOP and the MRPs results in an increase of Tier I leverage capital of $5.8 million at the pro forma midpoint. The total Tier I leverage capital will equal $14.4 million, or 14.3% of assets, which is $10.4 million in excess of the 4% requirement. In addition, the pro forma capital substantially exceeds the total risk-based capital requirement by $10.7 million and the North Carolina requirement by $9.8 million.

                                    Table 7
         HISTORICAL AND PRO FORMA CAPITAL COMPLIANCE AT MARCH 31, 1996
                             (Dollars in Thousands)

                             HISTORICAL - 3/31/96        $12,580 (MIDPOINT)     $14,800 (MINIMUM)
                         ------------------------------------------------------------------------
                             AMOUNT         %            AMOUNT         %       AMOUNT         %
- -------------------------------------------------------------------------------------------------
Tier 1 Leverage              $8,605     9.03%           $13,531    13.50%      $14,432    14.27%
- -------------------------------------------------------------------------------------------------
Tier 1 Requirement            3,811     4.00%             4,008     4.00%        4,044     4.00%
- -------------------------------------------------------------------------------------------------
Excess                       $4,794     5.03%            $9,523     9.50%      $10,388    10.27%
- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------

Tier 1 Adjusted              $8,605    17.31%           $13,531    26.69%      $14,432    28.37%
- -------------------------------------------------------------------------------------------------
Tier 1 Requirement            1,988     4.00%             2,028     4.00%        2,035     4.00%
- -------------------------------------------------------------------------------------------------
Excess                       $6,617    13.31%           $11,503    22.69%      $12,397    24.37%
- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------
Total Risk-Based             $8,991    18.09%           $13,917    27.45%      $14,818    29.13%
- -------------------------------------------------------------------------------------------------
Risk-Based Requirement        3,977     8.00%             4,056     8.00%        4,070     8.00%
- -------------------------------------------------------------------------------------------------
Excess                       $5,014    10.09%            $9,861    19.45%      $10,748    21.13%
- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------
NC Regulatory                $8,991     9.44%           $13,917    13.89%      $14,818    14.66%
- -------------------------------------------------------------------------------------------------
NC Requirement                4,764     5.00%            5,010      5.00%        5,055     5.00%
- -------------------------------------------------------------------------------------------------
Excess                       $4,227     4.44%           $8,907      8.89%       $9,763     9.66%
- -------------------------------------------------------------------------------------------------

                             $17,020 (MAXIMUM)           $19,573 (ADJ. MAXIMUM)
- -------------------------------------------------------------------------------------------------
                             AMOUNT         %             AMOUNT        %
- -------------------------------------------------------------------------------------------------

Tier 1 Leverage             $15.333    15.03%          $16,370     15.89%
- --------------------------------------------------------------------------------------------------
Tier 1 Requirement            4,080     4.00%            4,122      4.00%
- --------------------------------------------------------------------------------------------------
Excess                      $11,253    11.03%          $12,248     11.89%
- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------
Tier 1 Adjusted             $15,333    30.03%          $16,370     31.93%
- --------------------------------------------------------------------------------------------------
Tier 1 Requirement            2,042     4.00%            2,051      4.00%
- --------------------------------------------------------------------------------------------------
Excess                      $13,291    26.03%          $14,319     27.93%
- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------
Total Risk-Based            $15,719    30.79%          $16,757     32.69%
- --------------------------------------------------------------------------------------------------
Risk-Based Requirement        4,084     8.00%            4,101      8.00%
- --------------------------------------------------------------------------------------------------
Excess                      $11,635    22.79%          $12,656     24.69%
- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------
NC Regulatory               $15,719    15.41%          $16,757     16.26%
- --------------------------------------------------------------------------------------------------
NC Requirement                5,100     5.00%            5,152      5.00%
- --------------------------------------------------------------------------------------------------
Excess                      $10,619    10.41%          $11,605     11.26%
- --------------------------------------------------------------------------------------------------


                                 ASSET QUALITY
                                 -------------

Richmond Savings regularly reviews its assets to determine if any assets require classification or changes in a previous classification. At March 31, 1996, Richmond Savings had non-performing loans of $172,000 and no real estate owned. Non-performing loans represented 0.18% of total assets and 2.01% of equity. Table 8 shows Richmond Savings' non-performing assets for each of the last two fiscal years and for the nine months ended March 31, 1996.

Richmond Savings considers both identified probable losses and losses that have not been specifically identified but can be expected to occur in establishing its reserve for loan losses. General and specific reserves are established by the Board of Directors as necessary based on an assessment of risk in the portfolio. Specific reserves are provided for individual assets, or portions of assets, when ultimate collection is considered improbable by management based on the current payment status and the fair or net realizable value of the security. At March 31, 1996, loan loss allowance totaled $386,000.

                                    Table 8
                             NON-PERFORMING ASSETS
                           At June 30, 1994 and 1995
                   and March 31, 1996 (Dollars in Thousands)

=============================================================================================================
                                                    YEAR                   YEAR                    NINE
                                                    ENDED                 ENDED                   MONTHS
                                                  JUNE 30,               JUNE 30,                  ENDED
                                                    1994                   1995                   MARCH 31,
                                                                                                    1996
- -------------------------------------------------------------------------------------------------------------
Non-performing Loans:
- -------------------------------------------------------------------------------------------------------------
  Loans accruing interest                               $112                    $75                     $172
- -------------------------------------------------------------------------------------------------------------
  Accruing loans 90 days or more past due                  0                      0                        0
                                                           -                      -                        -
- -------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING LOANS                              $112                    $75                     $172
- -------------------------------------------------------------------------------------------------------------
  Real estate owned                                        0                      0                        0
                                                           -                      -                        -
- -------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING ASSETS                            $ 112                    $75                    $ 172
- -------------------------------------------------------------------------------------------------------------
Ratio of non-performing loans to net
loans                                                   0.17%                  0.11%                    0.25%
- -------------------------------------------------------------------------------------------------------------
Ratio of non-performing loans to total
assets                                                  0.13%                  0.08%                    0.18%
- -------------------------------------------------------------------------------------------------------------
Ratio of non-performing assets to total
assets                                                  0.13%                  0.08%                    0.18%
=============================================================================================================

       Source: Richmond Savings Bank, S.S.B., Financial Statements

Table 9 shows the activity in the reserve for loan losses account for the same periods. There have been insignificant amounts of charge-offs during the past two and one-half fiscal years. The Savings Bank's allowance for loan losses was $386,000 at March 31, 1996, representing 224.42% of non-performing loans and 0.57% of net loans receivable.


                                    Table 9
                           ALLOWANCE FOR LOAN LOSSES
                  For the Years Ended June 30, 1994 and 1995
                   and the Nine Months Ended March 31, 1996
                            (Dollars in Thousands)

     ----------------------------------------------------------------------------------

                                                  Year Ended June 30,
     ----------------------------------------------------------------------------------
                                                  1994           1995      Nine Months
                                                                              Ended
                                                                            March 31,
                                                                              1996
     ----------------------------------------------------------------------------------
     Net loans Receivable (at end of period)       $67,680        $68,745      $68,265
     ----------------------------------------------------------------------------------
     Allowance balances (at beginning of period)       307            316          363
     ----------------------------------------------------------------------------------
     Charge-offs                                        29             10            4
     ----------------------------------------------------------------------------------
     Recoveries                                          2             21            0
                                                         -             --            -
     ----------------------------------------------------------------------------------
     Net loans charged off (recovered)                 $27           $-11           $4
     ----------------------------------------------------------------------------------
     Provision for loan losses                          36             36           27
                                                        --             --           --
     ----------------------------------------------------------------------------------
     Allowance balance (at end of period)             $316           $363         $386
     ----------------------------------------------------------------------------------
     Allowance for loan losses as a percentage       0.46%          0.53%        0.57%
     of net loans receivable at end of period
     ----------------------------------------------------------------------------------
     Ratio of allowance for loan losses to total   282.14%         484.0%      224.42%
     loans delinquent 90 days or more at end of
     period
     ----------------------------------------------------------------------------------

     Source: Richmond Savings Bank, S.S.B., Financial Statements

              ASSET/LIABILITY MANAGEMENT AND NET INTEREST SPREADS
              ---------------------------------------------------


The Savings Bank has an acceptable level of interest rate risk, compared to many similar sized thrift institutions. The Savings Bank's strategies include: (1) emphasizing the origination of adjustable rate, residential one-to-four family real estate loans when market conditions permit; (2) emphasizing the origination of adjustable rate home equity lines of credit; (3) emphasizing the solicitation of checking and transaction accounts which are considered to be less interest-rate sensitive deposits; and (4) attempting to lengthen deposit maturities. Richmond Savings has maintained adequate levels of capital to minimize interest rate risk. The extent of interest rate risk to which the Savings Bank is subject is monitored by management through an analysis of the institution's interest sensitivity gap (the difference between the amounts of interest-earning assets and interest-bearing liabilities repricing during a given time), as well as by other means.

Table 10 displays the Savings Bank's interest rate shock analysis as measured by the sensitivity of the Savings Bank's net portfolio value to instantaneous changes in interest rates. The analysis was calculated by the FHLB of Atlanta. The analysis shows that a 200 basis point rate shock would result in a 16.42% reduction in the net equity value of the Savings Bank's portfolio. The pattern displayed shows the Savings Bank's balance sheet contains a moderate level of interest rate risk with declining net interest income expected in increasing interest-rate environments.

                                   Table 10
                          NET PORTFOLIO EQUITY VALUE
                             As of March 31, 1996
                            (Dollars in Thousands)

       ---------------------------------------------------------------
                                   Market Value of Portfolio Equity
       ---------------------------------------------------------------

           Change in Interest
          Rates in Basis Points   Market    % Change     % of Total
              (Rate Shock)        Value     From Base    Assets
       ---------------------------------------------------------------
                          Up 400    $7,156     -38.26%         7.47%
       ---------------------------------------------------------------
                          Up 200    $9,687     -16.42%        10.12%
       ---------------------------------------------------------------
                            BASE   $11,590      ------        12.11%
       ---------------------------------------------------------------
                        Down 200   $13,329      15.00%        13.92%
       ---------------------------------------------------------------
                        Down 400   $15,331      32.27%        16.01%
       ---------------------------------------------------------------

       Source: Richmond Savings Bank, S.S.B., Financial Statements FHLB of Atlanta Interest Rate Risk Service Report

Richmond Savings' earnings are primarily the result of the positive spread between the yield on its earning assets and the cost of its interest bearing liabilities. This spread is subject to fluctuation, caused by changes in the general level of interest rates in the economy as whole and in Richmond Savings' market area. Table 11 shows Richmond Savings' average earning assets yields, average interest-bearing liabilities costs, interest rate spreads and net interest margin for the fiscal years ended June 30, 1994 and 1995, and the nine months ended March 31, 1996.

Richmond Savings' interest rate spread fell from 3.48% during the fiscal year ending June 30, 1994 to 3.24% in the fiscal year ending June 30, 1995, then dropped to 2.66% during the nine months ending March 31, 1996. Like many financial institutions, the Savings Bank's interest rate spread probably peaked early in 1994 as interest rates began an upward trend during the Spring of 1994. At March 31, 1996, the Savings Bank's yield on interest bearing assets was 7.65% and cost of funds was 4.99%, for a spread of 2.66%.

                                   Table 11
                       WEIGHTED AVERAGE YIELDS AND COSTS
                  For the Years Ended June 30, 1994 and 1995
                  and the Nine Months Ended March 31, 1996

- -----------------------------------------------------------------------------------------------
                                             For the Years Ended June 30,       Nine Months
                                                                               Ended March
                                                                                   31,
- -----------------------------------------------------------------------------------------------
                                                 1994            1995             1996
- -----------------------------------------------------------------------------------------------
Assets                                       Average Rate    Average Rate    Average Rate
- ------------------------------------------------------------------------------------------------
  Interest-earning assets:
  ------------------------
- ------------------------------------------------------------------------------------------------
   Loans receivable, net                           7.79%           7.92%              8.09%
- ------------------------------------------------------------------------------------------------
   Investment and securities                       5.52%           5.50%              6.02%
- ------------------------------------------------------------------------------------------------
   Interest-earning deposits                       3.80%           7.10%              6.37%
                                                   -----           -----              -----
- ------------------------------------------------------------------------------------------------
TOTAL INTEREST-EARNING ASSETS                      7.28%           7.47%              7.65%
                                                   =====           =====              =====
- ------------------------------------------------------------------------------------------------
LIABILITIES AND RETAINED INCOME:
- ------------------------------------------------------------------------------------------------
  Interest-bearing liabilities:
  -----------------------------
- ------------------------------------------------------------------------------------------------
  Deposits                                        3.80%           4.23%              4.99%
- ------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                3.80%           4.23%              4.99%
                                                  =====           =====              =====
- ------------------------------------------------------------------------------------------------
Net interest spread (1)                           3.48%           3.24%              2.66%
- ------------------------------------------------------------------------------------------------
Net yield on average interest-earning assets      3.79%           3.64%              3.15%
- ------------------------------------------------------------------------------------------------

(1) Net interest spread represents the difference betweenthe average yield on interest-earning assets and the average cost of interest-bearing liabilities
     Source: Richmond Savings Bank, S.S.B., Financial Statements
     -------

                           Income and Expense Trends
                           -------------------------


Operating Results
- -----------------
Tables 12, 13, and 14 display selected operating data and ratios and income statement data, respectively, for the fiscal years-ended June 30, 1993, 1994 and 1995, and for the nine months ended March 31, 1995 and 1996. Table 13-A displays the Savings Bank's net income for the twelve months ending March 31, 1996. No adjustments have been made to net income for any extraordinary items.

                                Table 12
                          SELECTED OPERATING DATA
               For the Years Ended June 30, 1993, 1994 and 1995
                 and Nine Months Ended March 31, 1995 and 1996
                            (Dollars in Thousands)

- ------------------------------------------------------------------------------------------
                                                  AT JUNE 30,           NINE MONTHS
                                                                           ENDED
                                                                          MARCH 31
- ------------------------------------------------------------------------------------------
                                             1993    1994    1995   1995/(1)/  1996/(1)/
- ------------------------------------------------------------------------------------------
Operating Data:
- --------------
- ------------------------------------------------------------------------------------------
Total interest income                       $6,698  $6,128  $6,378   $4,683     $5,057
- ------------------------------------------------------------------------------------------
Total interest expense                       3,454   2,934   3,271    2,337      2,975
                                             -----   -----   -----    -----      -----
- ------------------------------------------------------------------------------------------
Net interest income                         $3,244  $3,194  $3,106   $2,346     $2,082
- ------------------------------------------------------------------------------------------
Provision for loan losses                       38      36      36       27         27
                                                --      --      --       --         --
- ------------------------------------------------------------------------------------------
Net interest income after provision for     $3,206  $3,158  $3,070   $2,319     $2,055
loan losses
- ------------------------------------------------------------------------------------------
Other income                                   534     586     430      356        464
- -----------------------------------------------------------------------------------------
General, administrative and other            2,213   2,392   2,452    1,815      1,845
                                             -----   -----   -----    -----      -----
expenses
- -----------------------------------------------------------------------------------------
Income (loss) before income taxes,          $1,526  $1,352  $1,049     $861       $674
credit and cumulative effec of change
- -----------------------------------------------------------------------------------------
Income tax expense (benefit)                   570     492     329      278        210
                                               ---     ---     ---      ---        ---
- -----------------------------------------------------------------------------------------
Income (loss) before credit cumulative        $956    $860    $720     $583       $464
effect of change in accounting for
income taxes
- -----------------------------------------------------------------------------------------
Cumulative effect of change in               -----    -----   -----   -----      -----
accounting principle
- -----------------------------------------------------------------------------------------
Net income                                    $956    $860    $720     $583       $464
                                              ====    ====    ====     ====       ====
- -----------------------------------------------------------------------------------------

(1) Unaudited. Sourse: Richmond Savings Bank, S.S.B., Financial Statements

                                   Table 13
                             KEY OPERATING RATIOS
            At or for the Years Ended June 30, 1993, 1994 and 1995
                       Nine Months Ended March 31, 1996
                            (Dollars in Thousands)

- ---------------------------------------------------------------------------------------------------------------------------
                                                                             AT OR FOR THE YEARS          NINE MONTHS
                                                                                ENDED JUNE 30,               ENDED
                                                                                                           March 31,
- ---------------------------------------------------------------------------------------------------------------------------
                                                                           1993      1994      1995   1995/(1)/ 1996/(1)/
- ---------------------------------------------------------------------------------------------------------------------------
Performance ratios: (%)
- ------------------
- ---------------------------------------------------------------------------------------------------------------------------
  Return on average assets (Net income/average assets) (2)                1.11%     0.98%     0.81%     0.88%     0.67%
- ---------------------------------------------------------------------------------------------------------------------------
  Return on average equity  (Net income/average equity)                   15.82     12.27       9.3     10.16      7.39
  (2)
- ---------------------------------------------------------------------------------------------------------------------------
  Interest rate spread(2)                                                  3.59      3.48      3.24      3.33      2.66
- ---------------------------------------------------------------------------------------------------------------------------
  Net yield on average interest-earning assets (2)                         3.91      3.79      3.64       3.7      3.15
- ---------------------------------------------------------------------------------------------------------------------------
  Average interest-earning assets to average                              107.8    108.93    110.33    109.95    110.87
  interest- bearing liabilities
- ---------------------------------------------------------------------------------------------------------------------------
Asset quality ratios:  (%)
- --------------------
- ---------------------------------------------------------------------------------------------------------------------------
  Non-performing assets to total assets                                   0.08%     0.13%     0.08%     0.12%     0.18%
- ---------------------------------------------------------------------------------------------------------------------------
  Allowance for loan losses to non-performing loans                      438.57    282.14       484     -----    224.42
- ---------------------------------------------------------------------------------------------------------------------------
  Allowance for loan losses to total loans                                 0.44      0.46      0.53     -----      0.57
- ---------------------------------------------------------------------------------------------------------------------------
Capital ratios:  (%)
- --------------
- ---------------------------------------------------------------------------------------------------------------------------
  Equity-to-assets ratio (average equity/average assets)                  6.99%    20.17%    21.71%    21.54%    22.20%

- ---------------------------------------------------------------------------------------------------------------------------
  Equity-to-assets (end of period)                                         7.51      8.47      8.89      8.94      8.97
- ---------------------------------------------------------------------------------------------------------------------------
Other data:
- ----------
- ---------------------------------------------------------------------------------------------------------------------------
  Net income (loss)                                                        $956      $860      $720      $583      $464
- ---------------------------------------------------------------------------------------------------------------------------
  Average assets                                                         86,028    87,428    89,457      ----    92,064
- ---------------------------------------------------------------------------------------------------------------------------
  Average equity                                                          6,083     6,987     7,771      ----     8,247
- ---------------------------------------------------------------------------------------------------------------------------
  Total number of full service facilities                                     4         4         4         4         4
- ---------------------------------------------------------------------------------------------------------------------------

(1)  Unaudited.  Source: Richmond Savings Bank, S.S.B., Financial Statements.
     (2) Annualized.

                                  Table 13-A
                     NET INCOME FOR TRAILING TWELVE MONTHS
                            (Dollars in Thousands)


- -------------------------------------------------------------------------------
               6/30/95       9/30/95      12/31/95       3/31/96      Total
- -------------------------------------------------------------------------------
Net Income      $137          $153          $153          $157         $600
- -------------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., Financial Statements



                                   Table 14
                  SELECTED OPERATING DATA-% OF AVERAGE ASSETS
               For the Years Ended June 30, 1993, 1994 and 1995
                       Nine Months Ended March 31, 1996
                            (Dollars in Thousands)

      -----------------------------------------------------------------------------------------------------------------
                                                                                                         NINE MONTHS
                                                                           AT JUNE 30,                      ENDED
                                                                                                           MARCH 31,
                                                                                                         (ANNUALIZED)
      -----------------------------------------------------------------------------------------------------------------
                                                              1993            1994            1995          1996/(1)/
      -----------------------------------------------------------------------------------------------------------------
      Average Assets                                        $86,028           $87,428         $89,457         $92,064
      -----------------------------------------------------------------------------------------------------------------
      Operating Data:
      --------------
      -----------------------------------------------------------------------------------------------------------------
      Total interest income                                   7.77%             7.00%           7.13%           7.32%
      -----------------------------------------------------------------------------------------------------------------
      Total interest expense                                   4.01              3.36            3.66            4.31
                                                               ----              ----            ----            ----
      -----------------------------------------------------------------------------------------------------------------
      Net interest income                                      3.76              3.64            3.47            3.01
      -----------------------------------------------------------------------------------------------------------------
      Provision for loan losses                                0.04              0.04            0.04            0.04
                                                               ----              ----            ----            ----
      -----------------------------------------------------------------------------------------------------------------
      Net interest income after provision for loan             3.72               3.6            3.43            2.97
      losses
      -----------------------------------------------------------------------------------------------------------------
      Other income (loss)                                      0.62              0.67            0.48            0.67
      -----------------------------------------------------------------------------------------------------------------
      General, administrative and other expenses               2.57              2.73            2.74            2.66
                                                               ----              ----            ----            ----
      -----------------------------------------------------------------------------------------------------------------
      Income (loss) before income taxes and cumu-              1.77              1.54            1.17            0.98
      lative effect of change in accounting for in-
      come taxes
      -----------------------------------------------------------------------------------------------------------------
      Income tax expense (benefit)                             0.66              0.56            0.36            0.31
                                                               ----              ----            ----            ----
      -----------------------------------------------------------------------------------------------------------------
      Income (loss) before cumulative effect of                1.11              0.98            0.81            0.67
      change in accounting for income taxes
      -----------------------------------------------------------------------------------------------------------------
      Cumulative effect of change in accounting               -----             -----           -----           -----
      principle
      -----------------------------------------------------------------------------------------------------------------
      Net income                                               1.11              0.98            0.81            0.67
      -----------------------------------------------------------------------------------------------------------------

      (1) Unaudited.  Source: Richmond Savings Bank, S.S.B., Financial
          Statements

COMPARISON OF OPERATING RESULTS FOR THE NINE MONTHS ENDED MARCH 31, 1995 AND
- ----------------------------------------------------------------------------
1996
- ----

GENERAL. There was a net income of $464,000 for the nine months ended March 31, 1996 and $583,000 for the same period ended March 31, 1995. The principal factor affecting this decrease from 1995 was a decrease in net interest income of $264,000. An increase of $107,000 in other income more than offset a moderate increase of $30,000 in other expenses.

Between June 30, 1994 and March 31, 1996 interest rates generally decreased. At June 30, 1994, the yields on the one-year U.S. Treasury Bill and the 30-year U.S. Treasury Bond were 5.49% and 7.61% respectively, and were 5.14% and 5.96% respectively, at December 31, 1994. Between June 30, 1995 and May 17, 1996, interest rates increased. At June 30, 1995, the yields on the one-year U.S. Treasury Bill and the 30-year U.S. Treasury Bond were 5.63% and 6.63%, respectively, and were 5.67% and 6.83%, respectively, at May 17, 1996.

INTEREST INCOME. Interest income for the nine months ended March 31, 1995, decreased from $2.3 million to $2.1 million for the nine months ended December 31, 1996, a decrease of $200,000. Since the bank's deposits are generally more rate-sensitive than its interest-earning assets, this more rapid interest rate rise caused the cost of deposit interest to increase more rapidly than the yield on interest-earning assets. Additionally, because of relatively flat loan demand, the growth in interest-earning assets during the nine month period ended March 31, 1996, as compared with the same period ended March 31, 1995, was principally in investments which generally provide lower yields than loans.

INTEREST EXPENSE. The weighted average cost of deposits increased from 4.05% during the nine months ended March 31, 1995 to 4.99% during the nine months ended March 31, 1996. The weighted average yield on interest-earning assets rose from 7.38% to 7.65%, causing the interest spread to decline from 3.33% during the nine months ended March 31, 1995 to 2.66% during the nine months ended March 31, 1996.

PROVISIONS FOR LOAN LOSSES. For each of the nine month periods ended March 31, 1996, the Savings Bank's provision for loan losses was $27,000. The allowance for loan losses to total loans for the periods ended June 30, 1994 and 1995, and for the period ended March 31, 1996 were 0.46%, 0.53%, and 0.57%, respectively. The amount of the provision and allowance for loan losses is influenced by current economic conditions, actual loss experience, industry trends and other factors such as the adverse economic conditions, including changes in real estate values in the Savings Bank's market area. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Savings Bank's allowance for loan losses. Such agencies may require the Savings Bank to provide additions to the allowance based upon judgments different from management. Although management uses the best information available, future adjustments to the allowance may be necessary due to economic, operating, regulatory and other conditions that may be beyond the Savings Bank's control.

NON-INTEREST INCOME. Non-interest income increased from $356,000 for the nine months ended March 31, 1995 to $464,000 for the nine months ended March 31, 1996, primarily because of transaction and other service charge income as a result of both of implementation of certain new fees and of increases in the number and dollar volume of fee-generating demand accounts.

NON-INTEREST EXPENSE. Non-interest expenses were $1.8 million for each of the nine month periods ending March 31, 1996 and 1995, with an actual increase of $30,000 or 1.7%. Non-interest expense to average assets decreased from 2.74% for the nine months ended March 31, 1995 to 2.66% for the nine months ended March 31, 1996.

Management expects that the Savings Bank will experience some increase in non-interest expense relating to compliance with securities laws, ESOP and MRP expenses, and other monetary consequences of the Conversion. With the exception of expenses associated with the ESOP and MRP, such expenses cannot be quantified at this time, although management does not expect that such expenses will have a material effect on non- interest expenses.

PROVISION FOR INCOME TAX. The provision for income tax decreased from $278,000 for the nine months ended March 31, 1995 to $210,000 for the same period in 1996 as a result of a decrease in income before taxes.

COMPARISON OF OPERATIONS, RESULTS FOR THE FISCAL YEARS ENDED JUNE 30, 1994 AND
- ------------------------------------------------------------------------------
1995
- ----

GENERAL. Richmond Savings' net income decreased $140,000, or 16.3%, from $860,000 for the year ended June 30, 1994 to $720,000 for the year ended June 30, 1995. The decrease is attributable to declines in net interest income, combined with increases in other expenses, and the significant reduction in loan sales and resulting gains during 1995.

INTEREST INCOME. Net interest income decreased from $3,194,000 in 1994 to $3,106,000 in 1995. The decrease in net income is attributable to a decrease in the interest rate spread from 3.48% in 1994 to 3.24% in 1995. The Bank's deposits are more rate sensitive than its interest-earning assets, interest margins usually increase during periods of declining rates and decrease during periods of increasing rates. In the middle of 1994, interest rates began to increase and continued to increase through the end of 1995. The impact of the increasing rates in 1995 resulted in an increase in interest income of $250,000, which was offset by an increase in interest costs of $338,000.

INTEREST EXPENSE. Savings deposit interest expense increased $338,000 for the year ended June 30, 1995 as compared to the comparable period in 1994. The increase was attributable to an increase in the cost of these liabilities as the weighted average rate paid on deposits. This was partially offset by an increase in interest income of $250,000.

PROVISION FOR LOAN LOSSES. Richmond Savings' provision for loan losses was $36,000 during the years ended June 30, 1994 and 1995. At June 30, 1995, the Savings Bank's allowance for loan losses was equal to 4.84% of non-performing assets compared to 2.82% at June 30, 1994.

NON-INTEREST INCOME. Non-interest income decreased $156,000 from $586,000 for the year ended June 30, 1994 to $430,000 for the year ended June 30, 1995. The decrease was mainly attributable to fluctuations on gains on loan sales which were $151,000 and $7,000 for 1994 and 1995, respectively.

NON-INTEREST EXPENSE. Non-interest expense increased from $2.4 million in 1994 to $2.5 million in 1995, representing increases of $179,000 and $60,000, respectively. The 1995 other expense increase was consistend with the overall trend in inflation for the year.

INCOME TAXES. Income tax expense decreased from $492,000 in 1994 to $329,000 in 1995. The $163,000 decrease is attributed to the corresponding decreases in income before taxes.

                              PRIMARY MARKET AREA
                              -------------------

The Savings Bank's primary market area is Richmond, Moore, and Scotland Counties, in North Carolina. The Savings Bank operates from its office in Rockingham located in Richmond County. Demographic growth trends in Richmond, Moore, and Scotland Counties have been measured by changes in population, number of households, mean household income, and per capita income with trends in those areas summarized by the data represented in Table 15.

Population growth in Richmond County of 0.4% was less than the national and North Carolina rates of 1.1% and 1.5%, respectively, from 1990 to 1995. Moore County and Scotland County grew at 2.4% and 0.6%, respectively, during the same period. Projected annual growth of the population through the year 2000 is expected to be only 0.4% for Richmond County, 0.6% for Moore County, and 0.0% for Scotland County over the next five years.

Median household income, as well as per capita income, in the Bank's market area, with the exception of Moore County, is significantly below state and national averages. The projected growth in the number of households in the Savings Bank's market area is also significantly below state and national averages. Mean income levels project household growth in Richmond, Moore, and Scotland Counties to fall short of state averages, a typical trend among less urban communities due to generally lower costs of living and less demand for homes. In general, the demographic trends displayed in Table 15 are typical of smaller, less urban market areas.

                                   Table 15
                       SUMMARY DEMOGRAPHIC DATA (1987$)

                              1990           1995           2000               ANNUAL           FORECASTED
                              CENSUS         ESTIMATE       FORECAST           GROWTH           ANNUAL
                                                                               RATE             GROWTH RATE
                                                                               1990-1995        1995-2000
POPULATION (000)

United States                 249,399        263,211        275,260             1.1%            0.9%
North Carolina                  6,653          7,182          7,718             1.5             1.4
Richmond County                    45             46             47             0.4             0.4
Moore County                       59             66             68             2.4             0.6
Scotland County                    34             35             35             0.6             0.0

HOUSEHOLDS (000)

United States                  92,209         97,777        102,838             1.2%            1.0%
North Carolina                  2,527          2,759          2,986             1.8             1.6
Richmond County                    17             17             17             0.0             0.0
Moore County                       24             26             27             1.7             0.8
Scotland County                    12             12             12             0.0             0.0

MEAN HOUSEHOLD INCOME ($)

United States                 $42,977        $44,363        $47,853             0.6%            1.5%
North Carolina                 36,307         37,531         40,597             0.7             1.6
Richmond County                29,384         29,206         31,402            -0.1             1.5
Moore County                   40,445         40,748         43,832             0.1             1.5
Scotland County                30,304         32,815         35,540             1.7             1.7

PER CAPITA INCOME ($)

United States                 $16,246        $16,862        $18,315             0.7%            1.7%
North Carolina                 14,172         14,820         16,152             0.9             1.7
Richmond County                11,284         11,202         12,069            -0.1             1.5
Moore County                   16,556         16,684         18,024             0.2             1.6
Scotland County                10,906         11,826         12,876             1.7             1.8

 Source:  (1)  Woods & Poole Economics, Inc., 1994, State Profile of North
 Carolina

Tables 16-A through 16-C display selected deposit market data for the Richmond, Moore, and Scotland Counties as of June 30, 1994. Richmond Savings, a mutually chartered state savings bank, is the only home based financial institution in Richmond County. In June 1994, Richmond Savings' market share of total deposits in Richmond County was 23.0%, Moore County was 1.3%, and Scotland County was 0.0%. Richmond Savings was second only to United Carolina Bank (UCB) in Richmond County. UCB held the largest deposit market share of 26.5%. In Scotland County, Richmond Savings operates a loan production office. Since a loan production office is not considered a full-service banking office, the Savings Bank's market share of total deposits in Scotland County as listed in Table 16-C was 0.0% as of June 30, 1994. However, the Savings Bank does collect deposits from Scotland County through banking offices in Richmond County.


                                   Table 16-A
                   SELECTED DEPOSIT MARKET - RICHMOND COUNTY

- -----------------------------------------------------------------------------------------------------------
                                                                              TOTAL         % OF COUNTY
                                                                             DEPOSITS     MARKET SHARE '94
                                                               NO. OF          6/94             (%)
                   NAME                                       BRANCHES       ($000S)
- -----------------------------------------------------------------------------------------------------------
Richmond Savings Bank, S.S.B.                                     3          $69,452           23.0%

- -----------------------------------------------------------------------------------------------------------
United Carolina Bank                                              5           80,261           26.5

- -----------------------------------------------------------------------------------------------------------
Branch Banking & Trust  (formerly Southern National)              3           65,987           21.8

- -----------------------------------------------------------------------------------------------------------
First Southern Savings Bank, S.S.B.                               2           32,411           10.7
                                                                  -           ------           ----
- -----------------------------------------------------------------------------------------------------------
Totals for selected banks                                        13         $248,111           82.0%
                                                                 ==         ========           =====
- -----------------------------------------------------------------------------------------------------------
Totals in Richmond County                                        19         $302,363          100.0%
                                                                 --         --------          ------
- -----------------------------------------------------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements; FDIC

                                   Table 16-B
                     SELECTED DEPOSIT MARKET - MOORE COUNTY


- -------------------------------------------------------------------------------------------------
                                                                TOTAL            % OF COUNTY
                                                               DEPOSITS        MARKET SHARE '94
                                              NO. OF             6/94                (%)
                    NAME                     BRANCHES          ($000S)
- -------------------------------------------------------------------------------------------------
Richmond Savings Bank, S.S.B.                   1              $10,184            1.3%
- -------------------------------------------------------------------------------------------------
Branch Banking & Trust                          7              156,584            19.5
- -------------------------------------------------------------------------------------------------
First Savings Bank of Moore County              5              182,325            22.7
- -------------------------------------------------------------------------------------------------
First Bank                                      6               68,055             8.5
- -------------------------------------------------------------------------------------------------
Centura Bank                                    4              $56,002              7
                                                -              -------              -
- -------------------------------------------------------------------------------------------------
Totals for selected banks                      23             $473,150           59.0%
                                               ==             ========           =====
- -------------------------------------------------------------------------------------------------
Totals in Moore County                         42             $803,399          100.0%
                                               ==             ========          ======
- -------------------------------------------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements; FDIC



                                   Table 16-C
                   SELECTED DEPOSIT MARKET - SCOTLAND COUNTY

- -------------------------------------------------------------------------------------------------------
                                                                           TOTAL        % OF COUNTY
                                                                         DEPOSITS     MARKET SHARE '94
                                                                           6/94             (%)
                                                             NO. OF       ($000S)
                    NAME                                    BRANCHES
- -----------------------------------------------------------------------------------------------------
Richmond Savings Bank, S.S.B. (1)                              0             $0              0%
- -----------------------------------------------------------------------------------------------------
Wachovia Bank of North Carolina, NA                            3           77,255            36.2
- -----------------------------------------------------------------------------------------------------
Branch Banking & Trust (formerly Southern National)            2           68,702             47
- -----------------------------------------------------------------------------------------------------
Scotland Savings Bank, S.S.B.                                  1           43,802            20.5
                                                               -           ------
- -----------------------------------------------------------------------------------------------------
Totals for selected banks                                      6         $189,759           89.0%
                                                               =         ========           =====
- -----------------------------------------------------------------------------------------------------
Totals in Scotland County                                     12         $213,296          100.0%
                                                              ==         ========          ======
- -----------------------------------------------------------------------------------------------------

(1) Richmond Savings Bank does not have a full-service banking office in Scotland County. Deposits from Scotland County are received in Richmond Savings Bank's offices in Richmond County.

     Source: Richmond Savings Bank, S.S.B., Financial Statements; FDIC

SUMMARY
- -------
Richmond Savings operates in an economically diverse market area. The Bank's customer base consists of residents from Richmond, Moore, and Scotland Counties which have been experiencing moderate population and economic growth. The economic stability of the market area is favorable as evidenced by the variety of industries located nearby, based primarily on manufacturing and agriculture. Competition in the Savings Bank's market area is strong, however, Richmond Savings maintains a favorable image as the only locally-owned and community oriented financial institution, and thus has been able to maintain its deposit market share.

                 II.  COMPARISONS WITH PUBLICLY TRADED THRIFTS


GENERAL
- -------

The comparative market approach provides a sound basis for making valuation estimates for going-concerns where a large and liquid market exists for peer institutions. The comparative market approach was utilized in deriving a value for Richmond Savings since reliable data is readily available for comparable institutions, this methodology is favored under the conversion guidelines, and other alternative valuation methods (such as a liquidation valuation, discounted cash flow, capitalization of gross revenues, and others) are unlikely to produce a value relevant to the conversion transaction. The generally employed valuation methodology in initial public offerings, where possible, is the comparative market approach. The comparative market approach derives a value from the trading pattern of comparable institutions. The pricing and trading history of recent conversion offerings provide evidence of the "new issue discount" which must be considered in all initial public offerings. Chapter III will detail the new issue discount which we believe is appropriate to Richmond Savings' offering.

This chapter selects and compares Richmond Savings with a group of publicly traded thrift institutions (the "comparative group") in order to determine the appropriate adjustments to the Savings Bank's pro forma market value relative to publicly traded companies. Exhibits III-1 through III-8 contain financial comparisons of the Savings Bank with the selected comparative group based on measures of profitability, income and expense trends, yield-cost structure, capital levels, balance sheet composition, and risk measures. The selection criteria employed for the comparative group, and a comparison of the Savings Bank's financial performance with the comparative group are highlighted below.

SELECTION CRITERIA
- ------------------

Selected market price and financial data for thrifts listed on the New York and American Stock Exchanges and those thrifts traded on the national over-the-counter ("OTC") markets listed on the National Savings Bank of Securities Dealers Automated Quotation System ("NASDAQ") are shown in Exhibit IV-1. Several criteria, discussed below, were used to select the comparative group from among this larger publicly traded group.

Trading volume and degree of liquidity.  The existence of an active and regular
- --------------------------------------
trading market for the stock is imperative because the reliability of share price data on thinly traded stocks is sometimes questionable due to infrequent trades or widely varying transaction prices. Therefore, the available pricing information on thinly traded stocks may not be a sound indicator of current market conditions and could be particularly misleading as an indicator of market conditions for the to-be-issued stock of a converting savings institution. To insure the equities in the comparative group have access to an active and regular trading market, we attempted to limit our selection to companies listed on the three major exchanges and those demonstrating an active and liquid trading market. However, we did select some savings institutions that were not listed on one of the three major exchanges in order to include institutions in North Carolina. Even on the three major exchanges trading volume in all stocks varies considerably, especially among the OTC-listed companies. Therefore, the underlying reasons for the volume of trading for particular issues must be given consideration. We attempted to eliminate from the comparative group companies with market prices that were materially influenced by publicly announced or widely rumored acquisitions. However, the expectation of continued industry consolidation is embedded in the thrift equities' market.

Geographic Location.  The region of the country where a company operates is also
- -------------------
of considerable importance in selecting the comparative group. The operating environment for savings institutions can vary greatly from state to state, with respect to legal and regulatory climates from region to region because of economic characteristics, real estate market conditions, takeover activity, and investment climates. Economic and investor climates can vary greatly within a region, particularly due to takeover activity. We attempted to select savings institutions in the Southeast, primarily in North Carolina, that also met most of the other criteria.

Operating characteristics.  Critically, an institution's operating
- -------------------------
characteristics are important factors because they effect investors' expected rates of return on a company's stock under various economic scenarios, and they influence the market's general perception of the quality and attractiveness of a given company. Operating characteristics, which may vary in importance during the business cycle, include financial variables such as profitability, balance sheet growth, capitalization, asset quality, and other factors such as lines of business and management strategies. Asset quality remains significant among investor considerations as thrift earnings problems in the current interest rate environment are frequently due to real estate problems.

In arriving at a comparative group for Richmond Savings, we initially examined the universe of profitable similarly sized thrifts (under $100 million) and thrifts headquartered in or near North Carolina. We considered Richmond Savings' loan portfolio consisting primarily of one-to-four family residential loans and the wide variety of deposit products it offers, as critical variables which distinguish Richmond Savings from other thrift institutions. Another issue of importance was the criterion of capitalization. We included companies that offered mortgage loans as well as non-mortgage loans.

Richmond Savings' historic core earnings are strong and we generally excluded companies reporting negative earnings, unless other factors outweighed this restriction. We also eliminated companies in less favorable market areas and relaxed our criteria modestly for institutions located in the Southeast. Where possible, we included companies headquartered in or near North Carolina.

Table 17 provides a summary of the general characteristics of Richmond Savings and the eleven companies selected for the comparative group. Exhibit III-8 provides a comparison of the loan portfolios of the individual comparative companies and the Savings Bank. While differences inevitably exist between the Savings Bank and the individual comparative companies, we believe the comparative group provides a basis for meaningful comparisons for valuation purposes. We included within the comparative group eight thrifts located in North Carolina. The chosen companies ranged in asset size from $55.5 million to $256.3 million, with seven of the ten having an asset size under $100.0 million.

                                   TABLE 17
                            GENERAL CHARACTERISTICS
                RICHMOND SAVINGS BANK AND THE COMPARATIVE GROUP
                             AS OF MARCH 31, 1996


                                                                                                        Intangible            LTM
                                                                   Number                Total  Equity/    Assets/   NPAs/ Return on
                                                                       of               Assets   Assets     Equity Assets Avg Assets
Ticker  Institution                                City   State   Offices    IPO Date   ($000)      (%)        (%)     (%)      (%)
        ----------------------------------------------------------------------------------------------------------------------------
        RICHMOND SAVINGS (as of 3/31/96)     Rockingham      NC         1    10/29/96   95,277    9.00       0.00    0.18     0.67
        ----------------------------------------------------------------------------------------------------------------------------

        COMPARATIVE GROUP:
          Maximum                                                       5              256,294   29.77       0.12    0.73     1.48
          Minimum                                                       1               55,489   10.86       0.00    0.00     0.57
          Average                                                       2              111,636   20.12       0.01    0.23     1.17
          Median                                                        2               87,823   19.72       0.00    0.16     1.20

FSBS    First Ashland Financial Corp            Ashland      KY         3    04/07/95   90,216   26.34       0.00    0.58     0.86
FSVF    First Savings Financial Corp         Reidsville      NC         1    09/25/95   61,303   21.89       0.00    0.15       NA
GSFC    Green Street Financial Corp.       Fayetteville      NC         3    04/04/96  213,285   10.86       0.00    0.16     1.17
HSSC    Home Savings Bank of Siler Cty       Siler City      NC         1    11/16/95   55,489   24.17       0.00    0.02       NA
KSAV    KS Bancorp, Inc.                          Kenly      NC         3    12/30/93   89,871   15.16       0.12    0.73     1.14
PDB     Piedmont Bancorp, Inc.             Hillsborough      NC         2    12/08/95  124,847   29.77       0.00    0.44     1.35
SOPN    First Savings Bancorp, Inc.      Southern Pines      NC         5    01/06/94  256,294   26.21       0.00    0.03     1.48
SSB     Scotland Bancorp, Inc                Laurinburg      NC         2    04/01/96   57,718   14.87       0.00    0.00     1.25
SSM     Stone Street Bancorp, Inc.           Mocksville      NC         2    04/01/96   81,560   14.38       0.00    0.00     1.40
SZB     SouthFirst Bancshares, Inc.           Sylacauga      AL         2    02/14/95   85,775   17.55       0.00    0.19     0.74
                                       1-4 Fami1y      1-4 Fami1y       1-4 Family
                                       Permanent        Permanent        Permanent
                                      Mort Loans/      Mort Loans/     Mort Loans/
                                          Assets         Mortgage           Loans
Ticker  Institution                          (%)              (%)             (%)
        -------------------------------------------------------------------------
        RICHMOND SAVINGS (as of 3/31/9     59.32            86.18           82.79
        -------------------------------------------------------------------------

        COMPARATIVE GROUP:
          Maximum                          71.50            95.89           95.13
          Minimum                          45.49            72.39           74.69
          Average                          59.69            85.17           84.76
          Median                           61.54            86.33           86.29

FSBS    First Ashland Financial Corp       68.83            94.12           91.15
FSVF    First Savings Financial Corp       45.49            86.42           86.58
GSFC    Green Street Financial Corp.       63.52            80.14           81.14
HSSC    Home Savings Bank of Siler Cty     51.78            95.89           95.13
KSAV    KS Bancorp, Inc.                   69.33            86.25           86.00
PDB     Piedmont Bancorp, Inc.             54.14            76.24           74.69
SOPN    First Savings Bancorp, Inc.        60.41            88.11           87.59
SSB     Scotland Bancorp, Inc              62.68            87.55           86.62
SSM     Stone Street Bancorp, Inc.         71.50            84.56           83.03
SZB     SouthFirst Bancshares, Inc.        49.20            72.39           75.64

The following provides a brief discussion of each company including the reasons for their inclusion within the comparative group and noting differences with Richmond Savings and the comparative group overall.

FIRST ASHLAND FINANCIAL CORP.; ASHLAND, KY:  FA Financial Corp. is located in
- ------------------------------------------
Ashland, Kentucky. FA's total asset size at $90.2 million is close to the asset size of Richmond Savings. FA converted to a stock institution in April, 1995. FA operates as a thrift institution with a concentration of conventional mortgage loans, representing approximately 68.83% of assets and 94.12% of mortgage loans. FA is a profitable institution with low levels of non-performing assets (0.58% of total assets). FA has a capital level of 26.34% of assets and experienced a trailing twelve month return on average assets of 86 basis points. FA's size and heavy concentration in mortgage loans make it comparable to Richmond Savings.

FIRST SAVINGS FINANCIAL CORP.; REIDSVILLE, NC:  First Savings is located in a
- ---------------------------------------------
small community in North Carolina. First Savings is a thrift, one-to-four family mortgages for its portfolio. First Savings' level of such loans was 45.49% of assets and 86.42% of mortgage loans. First Savings converted on September 25, 1995. First Saving's asset size is smaller than Richmond Savings' at $61.3 million, but was included due to its location in North Carolina.

GREEN STREET FINANCIAL CORP.; FAYETTEVILLE, NC:  Green Street's asset size is
- ----------------------------------------------
$213.3 million. Green Street's reported returns on average assets of 120 basis points for the most recent quarter ended March 31, 1996. Grees Street is a profitable institution with low levels of non-performing assets (0.16% of total assets). Green Street has a capital level of 10.86% as of March 31, 1996 (prior to the conversion) and converted to a stock institution in April, 1996. Green Street's proximity to Richmond County makes it a good comparable to Richmond Savings.

HOME SAVINGS BANK OF SILER CITY; SILER CITY, NC:  Home Savings is located in
- -----------------------------------------------
Siler City, North Carolina which is also a small community in North Carolina. Home Savings has a loan portfolio that is concentrated in single-family mortgages totaling 95.89% of total mortgage loans and 95.1% of total loans, an even higher concentration than that of Richmond Savings. Home Savings has a high capital ratio of 24.2%. Though Home Savings is smaller than Richmond Savings, with assets of $55.4 million, its North Carolina location, the relatively short time since conversion, and its high concentration of one-to-four single family mortgages make it an excellent comparable.

KS BANCORP, INC.; KENLY, NC:  KS's total asset size was $89.9 million, which is
- ---------------------------
slightly smaller than Richmond Savings, and is a profitable, thrift institution. The loan portfolio is comprised of one-to-four- family mortgages totaling 86.3%. Non-performing assets were 0.73% of total assets. KS's return on assets over the last twelve months was 114 basis points. KS converted in December of 1993. KS's size, high concentration of one-to-four family mortgages, asset quality, and North Carolina location make it an excellent comparable.

PIEDMONT BANCORP, INC.; HILLSBOROUGH, NC:  Piedmont's assets were $124.8 million
- ----------------------------------------
and equity was 29.77% of assets. Piedmont's one-to-four-family mortgages were 74.69% of total loans and 76.24% of total mortgages. Non-performing assets were 0.44% of total assets. Piedmont's profitability was 1.35% of average assets for the last twelve months. Piedmont was selected as a comparable institution because of its North Carolina location and its financial performance.

December of 1993. KS's size, high concentration of one-to-four family mortgages, asset quality, and North Carolina location make it an excellent comparable.

PIEDMONT BANCORP, INC.; HILLSBOROUGH, NC:  Piedmont's assets were $124.8 million
- ----------------------------------------
and equity was 29.77% of assets. Piedmont's one-to-four-family mortgages were 74.69% of total loans and 76.24% of total mortgages. Non-performing assets were 0.44% of total assets. Piedmont's profitability was 1.35% of average assets for the last twelve months. Piedmont was selected as a comparable institution because of its North Carolina location and its financial performance.

FIRST SAVINGS BANCORP; SOUTHERN PINES, NC:  FS converted early in 1994. As of
- -----------------------------------------
March 31, 1996, equity was 26.21% of total assets. One-to-four family mortgages were 88.11% of total mortgages and 60.41% of total assets of $256.3 million. FS had non-performing assets at 0.03% of total assets and its return on average assets for the last twelve months was 148 basis points. FS's location in North Carolina (within the same market area) and its low level of non-performing assets matches Richmond Savings as well as any of the comparable institutions.

SCOTLAND BANCORP, INC.; LAURINBURG, NC:  Scotland is also a thrift located in
- --------------------------------------
the same market area as Richmond Savings Bank, S.S.B. in North Carolina. Its asset base is comprised predominantly of one-to-four family mortgages at 62.68% of assets and 86.62% of total loans. As of March 31, 1996, total assets were $57.7 million and equity was 14.87% of assets. Scotland is profitable reporting a return on average assets of 1.25% for the last twelve months. Scotland is a good comparable because of its financial performance and its proximity to Richmond Savings in North Carolina.

STONE STREET BANCORP, INC.; MOCKSVILLE, NC:  Stone Street is close in size to
- ------------------------------------------
Richmond Savings at $81.6 million. Stone Street's loan portfolio of one-to-four family mortgages at 83.03% of total loans (71.5% of total assets) is also comparable. Stone Street's level of equity was 14.38% of assets. Return on average assets for the last twelve months ended March 31, 1996 was 1.40%. Stone Street converted to a stock institution in April, 1996. Its North Carolina location and its comparable size make it a good comparable to Richmond Savings.

SOUTHFIRST BANCSHARES, INC.; SYLACAUGA, AL:  SouthFirst converted to a stock
- ------------------------------------------
institution in February, 1995. One-to-four family mortgages were 75.64% of total loans, but only 49.20% of assets. SouthFirst reported a return on average assets of 74 basis points for the twelve months ended March 31, 1996. SouthFirst's total assets were $85.8 million and equity was 17.55% of assets. SouthFirst's non-performing assets were 0.19% of assets. SouthFirst's location is not in North Carolina, but its asset size and financial performance make the institution a good comparable to Richmond Savings.

                             FINANCIAL COMPARISONS
                             ---------------------

Table 18 summarizes certain key financial comparisons shown in Exhibit III between Richmond Savings and the comparative group, indicating the comparative group averages and medians. Data for the comparables was as of or for the twelve months ended March 31, 1996 unless otherwise noted in Exhibit III. Data for the Savings Bank was as of or for the nine months ended March 31, 1996.

Richmond Savings' preconversion net income as a percentage of average assets measured 67 basis points for the year ended March 31, 1996. The comparative group average return on average assets was 117 basis points and the median return on average assets was 120 basis points. In our opinion, no adjustments to net income number were necessary for a more accurate reflection of the profitability of the Savings Bank.

The Savings Bank's profitability is generated principally through its net interest spread. The Savings Bank's ratios of net interest income to average assets, net interest margin, and yield-cost spread were below the comparative group averages and medians. The Savings Bank's net interest income was 3.01% for the twelve months ended March 31, 1996, while the comparative group average and median were 3.71% and 3.64%, respecitvely. The Savings Bank's net interest margin at 2.66% was below the comparative group average and median of 3.85% and 3.83%, respectively. The Savings Bank's cost of funds was below the comparative measures as was its yield on interest-earning assets.

The Savings Bank's total other non-interest income as a percentage of average assets was 67 basis point during the trailing twelve months ended March 31, 1996, which was higher than comparative group's average of 20 basis points. The Savings Bank's total non-interest expense at 2.66% of average assets for the last twelve months ended March 31, 1996, was slightly higher than the comparative group average of 2.13%.

Cash and investments totaled 24.81% of assets for the Savings Bank and averaged 24.54% of assets for the comparative group at March 31, 1996. Total loans were 72.9% of total assets for the Savings Bank, compared to an average of 70.63% for the comparative group. The Savings Bank held mortgage-backed securities of 0.94% of assets, while mortgage-backed securities averaged 2.85% of assets for the comparative group. The Savings Bank reported no intangible assets and the comparative group average was zero with most comparative companies also reporting no intangibles.

The Savings Bank's ratio of deposits to assets was 89.34%, which was above the comparative group's average of 78.17% and median of 79.25%. The Savings Bank had no borrowed funds compared to average borrowings of 2.15% of assets for the comparative group. The Savings Bank's pre-conversion equity to asset position of 9.00% was lower than the post-conversion average equity of 17.37%.

The Savings Bank is exposed to lower credit risk than most individual comparative companies. Non-performing assets were lower at 0.18% of assets for the Savings Bank versus a 0.23% average and a 0.16% median for the comparative group. Non-performing loans as a percentage of loans receivable were 0.25% for the Savings Bank, below the 0.31% comparative average and

0.27% comparative group median. The ratio of loan loss reserves to total loans outstanding was 0.57% for the Savings Bank and averaged 0.46% for the comparative companies. The Savings Bank had 0.01% in charge-offs during the period and charge-offs were slightly lower than the comparative companies at 0.02% of average loans.

                                   TABLE 18
                           KEY FINANCIAL INDICATORS
                RICHMOND SAVINGS BANK AND THE COMPARATIVE GROUP

                                          RICHMOND SAVINGS      COMPARATIVE GROUP       COMPARATIVE GROUP
                                                                          AVERAGE                  MEDIAN

                                             (LTM ended             (LTM ended              (LTM ended
PROFITABILITY    (% of Avg. Assets)        March  31, 1996         March 31, 1996          March 31, 1996
- -----------                                ---------------         --------------          --------------
  Net Income                                          0.67                   1.17                    1.17
  Core Earnings (before gains,                        0.50                   1.16                    1.21
     taxes and real estate provisions)
  Return on Average Equity                            7.39                   6.61                    7.04

  Interest Income                                     7.32                   7.52                    7.35
  Interest Expense                                    4.31                   3.81                    3.67
  Net Interest Income                                 3.01                   3.71                    3.64
  Net Interest Margin                                 2.66                   3.85                    3.83

  Provision for Loan Losses                           0.04                   0.03                    0.01
  Gains on Sale of Assets                             0.01                  (0.00)                   0.00
  Real Estate Income                                  0.00                  (0.00)                   0.00
  Other Non-Interest Income                           0.67                   0.20                    0.11
  Non-Interest Expense                                2.66                   2.13                    1.95
  Intangible Amortization Expense                     0.00                   0.00                    0.00

YIELD-COST DATA
- ---------------
  Yield on Interest-Earning Assets                    7.65                   7.81                    7.80
  Cost of Interest-Bearing Liabilities                4.39                   4.83                    4.96
     Net Interest of Yield-Cost Spread                2.66                   2.98                    3.01

ASSET UTILIZATION   (% of Avg. Assets)
- -----------------
  Avg. Interest-Earning Assets                       95.78                  96.38                   96.59
  Avg. Interest-Bearing Liabilities                  86.38                  79.23                   80.31
     Net Interest-Earning Assets                      9.40                  15.01                   14.04

FINANCIAL CONCENTRATION    (% of Total Assets)
- -----------------------
  Cash and Investments                               24.81                  24.54                   22.05
  Gross Loans                                        72.91                  70.63                   72.42
  Mortgage-Related Securities                         0.94                   2.85                    1.86
  Inv. & Foreclosed Real Estate                       0.00                   0.02                    0.00
  Intangible Assets                                   0.00                   0.00                    0.00
  Total Deposits                                     89.34                  78.17                   79.25
  Borrowed Funds                                      0.00                   2.15                    1.21
  Total Equity                                        9.00                  17.37                   15.24

RISK MEASURES
- -------------
  Non-performing Assets/Total Assets                  0.18                   0.23                    0.16
  Non-performing Assets/Total Equity                  2.01                   1.19                    0.90
  Net Charge-offs/Avg. Loans                          0.01                   0.02                    0.00
  Reserves/Non-performing Assets                    224.42                 227.88                  160.24
  Non-performing Loans/Loans                          0.25                   0.31                    0.27
  Loan Loss Reserves/NPLs                           224.42                 233.32                  194.16
  Reserves/Loans                                      0.57                   0.46                    0.43

GROWTH RATES
- ------------
  Total Assets                                        7.23                   8.75                    6.47
  Loans Receivable                                    0.50                  11.17                   10.18
  Total Deposits                                      7.52                   1.55                    4.36

Source:  Richmond Savings Bank, Financial Statements; SNL Securities, Inc.

                        III.  MARKET VALUE ADJUSTMENTS

This chapter identifies the adjustments to the Savings Bank's estimated pro forma market value because of the financial differences between Richmond Savings and the comparative group. Adjustments are also necessary to reflect the equity market's likely reception of a new thrift stock offering. The adjustments discussed in this chapter are made from the viewpoint of potential investors, which include depositors holding subscription rights and unrelated parties who may purchase stock in the community offering. It is assumed that these potential investors are aware of all relevant and necessary facts as they pertain to the value of the Savings Bank relative to other publicly traded thrift institutions and relative to alternative investments.

The market value adjustments are based on certain financial and other criteria, which include, among other factors:

(1) Earnings Prospects
(2) Market Area
(3) Management
(4) Dividend Policy
(5) Liquidity of the Issue
(6) Subscription Interest
(7) Regulatory Environment
(8) Stock Market Conditions and New Issue Discount

The final section of this chapter identifies the Savings Bank's estimated pro forma market value, and compares the resulting company with members of the comparative group, and the all public thrift aggregate with respect to market valuation ratios.

Earnings Prospects
- ------------------

Earnings prospects depend upon the relative sensitivity of asset yields and liability costs to changes in market interest rates (which are displayed in Exhibit IV-3), the credit quality of assets, the stability of non-interest components of income and expense, and the ability to leverage the balance sheet. Each of the foregoing is an important factor to investors.

Richmond Savings' profitability peaked in 1993. The lower level profitability in 1994 was fueled by a higher interest rate environment. Net interest income fell during 1995 as customers refinanced to lower interest rates and the competitive pressure to pay higher rates on CDs lowered the profitability. Net interest income declined during the nine months ended March 31, 1996 relative to the comparable 1995 nine months due to the increase in interest rates that caused the cost of deposit interest to increase more rapidly than the yield on interest-earning assets.

As discussed in Chapter II, the Savings Bank compared favorably to peer institutions on selected profitability measures. The Savings Bank generates a higher return on equity at 7.39% than the comparable group, which averages 6.61%. However, the Savings Bank's growth rates in assets, loans, and deposits are lower than those of the comparative group.

A critical question facing many institutions, including Richmond Savings, is whether net interest margins have peaked in the current interest rate environment. The Savings Bank's last nine month's experience has been a shrinkage of the net interest margin which probably indicates that the Savings Bank's net interest margin has peaked for now. Thus, future earnings enhancement is unlikely to come from improving spreads and more likely to be predicated on business expansion and expense controls. Though Richmond Savings' asset base is growing, the balance sheet indicates it may have difficulty in the future increasing earnings through growth. Positively, the Savings Bank's asset quality is good and management remains committed to maintaining asset quality. Given the composition of the loan portfolio, significant asset quality problems are unlikely.

The comparative companies were selected to represent thrift institutions which face the same pressures as the Savings Bank. When the Savings Bank is compared to the comparative group, the Savings Bank's asset growth and level of profitability are lower. For this reason, we believe a slight downward adjustment should be made for earnings prospects.

Market Area
- -----------

As discussed in Chapter I, the Savings Bank maintains a larger share of its local deposit and lending market in Richmond County than it does in Moore and Scotland Counties. The Bank also faces competition in its market area from larger institutions with greater resources, as is typical of institutions of its
asset size.   The Savings Bank's primary market area is rural and is not projected to grow by more than 1 to 2 percent in the next five years. The Bank's deposit market share has declined in all but one of the three counties it serves. Overall, we believe that a slight downward adjustment is warranted to reflect the increased competition and slow population growth.

Management
- ----------

Management has operated the Savings Bank in a conservative manner, stressing an adequate capital level and maintaining good asset quality. The result has been an increase in capital. Management of the individual comparative companies face similar demands as the Savings Bank's management. We do not believe that the demands placed on the Savings Bank's management exceed those experienced by most public thrift institutions and the Savings Bank appears to have competent management for its business strategy. Accordingly, we believe no adjustment should be made for management.

Liquidity
- ---------

Small conversion offerings often do not have a firm and liquid market after conversion. The market for Richmond Savings' common stock following the conversion based on the Savings Bank's plan is to list on NASDAQ. A lack of liquidity in a stock typically reduces investor demand for the stock and is a negative consideration. The degree of the discount which is experienced by liquid stocks relative to more widely traded shares is not subject to a precise determination. Several studies suggest that the discount could be large.

Modestly capitalized thrifts listed on NASDAQ appear to be trading at a discount relative to thrifts overall. This is because trading activity remains very low. To some extent, a discount for liquidity is evident among the smaller market capitalized comparative companies. The Savings Bank's capital at the midpoint is close to the average of the comparative group. Therefore, we do not believe an adjustment for liquidity is warranted.

Dividends
- ---------

The Savings Bank will consider paying an annual dividend following conversion. The Savings Bank has sufficient capital and earnings to pay a dividend. Since most thrifts pay some kind of dividend, we do not believe an adjustment is warranted for dividends.

Subscription Interest
- ---------------------

It is very difficult to predict the outcome of subscription offerings. In recent years, initial offerings of publicly traded thrift stocks attracted a great deal of professional investor interest, which resulted in sell-outs in the subscription phase. During the last half of 1994, as valuation ratios were
pushed higher, offerings experienced lackluster subscription interest.   In the
second half of 1995 the interest for these offerings was extremely strong. The first few conversions of 1996 have reached even new valuation highs. There is, however, some indication from underwriters that the interest level is peaking as
valuation levels may have become too high for the sophisticated investor.   The
Savings Bank's offering will be only to members of the Bank. Based on this limited offering, we believe that a slight downward adjustment is warranted at this time.

Recent Regulatory Changes
- -------------------------

As widely reported, the regulatory environment for conversions changed significantly. Responding to large after-market price increases of many earlier conversions, the regulatory focus shifted towards minimizing short-term after-market appreciation. The federal regulatory agencies publicly stated that only modest after- market price appreciation will be tolerated. New appraisal guidelines indicate the adequacy of the appraisal will be judged by the immediate price movement of conversions in the after-market, utilizing the closing price on the second trading day after closing. The average price appreciation of all IPOs was between 10%-15% during the past few years. The regulatory guidelines indicate that this is unacceptable for conversion offerings.

There is wide variability in the after-market performance of all initial public offerings. Market conditions at the time of the offering, economic conditions facing the specific industry and company and investor perception of potential returns are critical factors in after-market performance of any particular IPO. When making a decision to invest in a thrift conversion, investors will compare the potential for after-market price appreciation in a conversion offering with that of alternative investments, including other IPOs. When the price performance of recent conversions turned negative, many investors refused to continue to participate.

Investors have and are likely to continue to look negatively upon the regulatory environment facing conversion offerings and the thrift industry and the uncertainty regarding the ultimate pricing levels which the regulators will require. We have taken into account the changing regulatory requirements in valuing Richmond Savings' conversion and have made a downward adjustment because of the decline in the one-week price changes for conversions in the first part of 1996 when compared to the one-week price changes for conversions from the second half of 1995.

Stock Market Conditions
- -----------------------

Table 19 displays the performance of the SNL Thrift Index during the past three years. During 1994, interest rates moved upward as the Federal Reserve raised short-term interest rates several times. Economic reports displayed continued strong growth, and earnings reports indicating little to no earnings growth at some institutions helped to depress thrift and bank stock prices. During the spring of 1994, falling bond prices and inflation fears caused declining stock prices among financial services and other interest rate sensitive companies.

Thrift stocks regained some momentum during the summer months as inflation fears eased slightly. A sell-off resumed during the Fall as indicated by the SNL Index fall of 15.4% between September 1 and December 1, 1994. Thrift stocks declined more steeply than the bond market averages because of higher interest rates which included an increase in the 30 year bond over 8.00% and the Federal Reserve's short-term interest rate hike of 0.75% in mid-November. Following the mid-November rate hike and a brief rally in the bond market, thrift stocks traded within a narrow range as the year headed towards a close. The downward trend among thrift stock prices was quickly reversed early in 1995 as economic news indicated the Federal Reserve's prior actions to slow the economy were having a noticeable impact.

A strong bond market and a consensus among investors that the Federal Reserve would not raise short-term rates further pushed stock prices higher. Through the second half of 1995 as the Federal Reserve lowered interest rates, the stock prices continued ever higher. During the first part of 1996, bond prices began to decline and increases in the SNL Index slowed from the growth experienced in the last half of 1995. On March 29, 1996, the SNL Index peaked at 382 representing a 49.2% increase from 256.1 on January 31, 1995, and only a 2.9% increase from 371 on January 31, 1996. Almost all of the increase in the index occurred in 1995 as indicated by the increase from January 1, 1995. The SNL Index closed on May 17, 1996 at 381, which is essentially flat when compared to the March 29, 1996 index indicating that the SNL Index has most likely peaked. Based on this recent leveling off, we have adjusted Richmond Savings slightly downward.

                                    Table 19
                      SNL THRIFT INDEX MONTHLY PERFORMANCE
                        January 3, 1994 to May 17, 1996

                       SNL Thrift         %              %          %
                          Index        Change         Change      Change
                                        Since          Since       Since
                                      01/03/94       01/31/95     1/31/96
1994
- ----
January 3                   253           --            --           --
February 1                  257          1.9            --           --
March 1                     245         -2.8            --           --

April 1                     242         -4.3            --           --

May 2                       249         -1.3            --           --

June 1                      263          4.3            --           --
July 6                      274          8.4            --           --
August 1                    277          9.8            --           --
September 1                 286         13.4            --           --
October 3                   277          9.8            --           --
November 1                  259          2.5            --           --
December 1                  242         -4.3            --           --

December  30                244         -3.6

1995
- ----
January 31                 256.1         1.4            --           --

February 28                277.0         9.7           8.2           --

March 31                   278.4        10.3           8.7           --

April 28                   295.4        16.8          15.3           --

May 31                     307.6        21.8          20.1           --

June 30                    313.5        24.2          22.4           --

July 31                     328         29.6          28.1           --
August 31                   356         40.7          39.1           --
September 29                362         43.1          41.4           --
October 31                  354         39.9          38.2           --
November 30                 370         46.2          44.5           --
December 29                 377         49.1          47.2           --

1996
- ----
January 31                  371         46.8          44.9
February 29                 373         47.7          45.6          0.5
March 29                    382         51.3          49.2          2.9
April 30                    380         50.5          48.4          2.4
May 17                      381         50.9          48.8          2.7

Recent Acquisitions in the Savings Bank's Market Area
- -----------------------------------------------------

Acquisition speculation is one factor impacting the prices of newly-converted thrifts in the aftermarket. Table 20 displays acquisitions of North Carolina thrifts announced from January 1, 1993 through December 31, 1995. During 1993, 1994, and 1995, there were 15, 18, and 9 transactions completed respectively. The average price/book ratio for transactions in 1995 was 207.3%, 168.6% in 1994, and 167.5% in 1993. The average acquisition price/trailing twelve months earnings ratio was 24.6 in 1995, 17.5 in 1994, and 16.6 in 1993. Continued industry consolidation impacts thrift stock prices and to some degree, influences the trading pattern of the comparative companies. Due to the acquisition activity in North Carolina we have made an upward adjustment.

                                   TABLE 20
                 RECENT NORTH AND SOUTH CAROLINA ACQUISITIONS
                                   1993-1995



                                                                        Deal Value Target Assets     P/B      P/E
Buyer                           State    Seller                   State     ($000)      ($000)       (%)      (x)       Status
- -----                           -----    ------                   -----     ------      ------       ---      ---       ------
=============================================================================================================================
AVERAGE FOR THE YEAR 1995                                                     43.2       244.5    207.3      24.6
=============================================================================================================================
First Charter Corp.             NC       Bank of Union              NC        32.6         126   304.00     22.90      Closed
Centura Banks                   NC       First Commercial Holding   NC        54.2         175   287.00     18.60      Closed
First Bancorp                   NC       First Scotland Bank        NC         2.3          21   134.00       N/A     Pending
First Union Corp.               NC       RS Financial Corp.         NC       111.6         787   162.00     19.90      Closed
United Carolina Bancshares      NC       Seaboard Savings Bank      NC         9.4          45   159.00     38.10      Closed
First Citizens                  SC       SNB Financial Corp.        SC         3.9        24.2   154.00       N/A      Closed
United Carolina Bancshares      NC       Triad Bank                 NC        37.5         199   251.00     20.40      Closed
First Union Corp.               NC       United Financial Corp.     SC       127.4         759   195.00     19.90      Closed
Triangle Bancorp                NC       Village Bank               NC         9.7          64   220.00     32.50      Closed

=============================================================================================================================
AVERAGE FOR THE YEAR 1994                                                     96.3      630.0     168.6      17.5
=============================================================================================================================
Carolina First Corp.            SC       Aiken County National      SC         7.0       44.0    186.00     32.60      Closed
Triangle Bancorp                NC       Atlantic Community         NC        19.9      163.6    135.24        NA      Closed
United Carolina Bncs            NC       Bank of Iredell            NC        16.0       79.3    240.17     20.13      Closed
Centura Banks                   NC       Cleveland Federal          NC        15.5       87.6    146.59     14.72      Closed
Triangle Bancorp                NC       Columbus Nat'l Bank        NC        13.4       54.8    210.00     17.29      Closed
First Citizens BcShrs           NC       Edgecombe Homestead        NC        10.9       38.9    154.41     20.72      Closed
Security Capital                NC       First FS & LA              NC        41.0      354.7    143.00     17.20      Closed
Commonwealth Savings            MS       First FS&LA - Durham       NC          NA       68.1        NA        NA      Closed
First Citizens BcShrs           NC       First Investors SB         NC         6.9       54.6    215.89     26.64      Closed
First Citizens BcShrs           NC       First Republic SB          NC        10.9       59.2    186.20     10.93      Closed
Centura Banks                   NC       First Southern Bncp        NC        54.8      318.8    122.01     14.52      Closed
Mutual Community SB             NC       Greensboro NB              NC         1.1       20.8     88.21      8.46      Closed
Carolina First Corp.            SC       Midlands National Bank     SC         8.7       43.0    224.00      2.24      Closed
CCB Financial Corp              NC       Security Capital           NC       235.4      914.1    183.35     16.44      Closed
BB&T Financial Corp             NC       Southern Nat'l Corp        NC     1,111.0    8,236.4    138.16      9.82      Closed
Triangle Bancorp                NC       Standard Bank              NC        14.6       77.5    191.45     33.87      Closed
First Citizens BcShrs           NC       State Bk-Fayetteville      NC        11.9       54.4    186.14     24.74      Closed
American Fed. Bank              SC       United Financial of SC     SC        58.5      671.0    116.00      9.50  Terminated

=============================================================================================================================
Average for the Year 1993                                                     20.6      160.1     167.5      16.6
=============================================================================================================================
First Union Corp                NC       American Bancshares        NC        20.7      242.2    127.09     15.03      Closed
First Citizens BcShrs           NC       Bank of Bladenboro         NC         3.4       21.0    188.68     21.12      Closed
Triad Bank                      NC       BTNC Corp                  NC          NA       81.9        NA        NA      Closed
First Bancorp                   NC       Central State Bank         NC         7.0       35.6    201.90     25.18      Closed
Southern Bancshares             NC       Citizens Savings Bank      NC         5.5      112.0    174.88        NA      Closed
BB&T Financial Corp             NC       Citizens Savings Bank      NC        38.2      276.8    189.29     10.47      Closed
Centura Banks                   NC       First Charlotte Fncl       NC        30.5      168.4    232.66     25.00      Closed
Security Capital                NC       First FS&LA                NC        40.4      354.7    148.93     12.78      Closed
Southern Nat'l Corp             NC       Home Federal SB            NC        18.2      102.8    218.91     11.54      Closed
United Carolina Bncs            NC       Home FSB-Eastern NC        NC        21.0      122.1    187.23     15.87      Closed
Triangle Bancorp                NC       New East Bancorp           NC        18.3      141.6    107.89        NA      Closed
First Citizens BcShrs           NC       Pioneer Bancorp, Inc       NC         3.6      325.7     47.73        NA      Closed
Southern Nat'l Corp             NC       Regency Bancshares         NC        50.4      279.0    199.61     19.41      Closed
Centura Banks                   NC       Robeson Savings Bank       NC        10.4       98.6    152.65      9.65      Closed
Anchor Fin'l Corp               SC       Topsail State Bank         NC          NA       38.9        NA        NA      Closed

New Issue Discount
- ------------------

Typically, a "new issue" discount that encompasses investor concerns and investment risks inherent in all initial stock offerings is a factor to be considered in conversion valuations. The magnitude of the new issue discount for conversions typically expands during periods of declining thrift stock prices as investors require larger inducements and narrows during strong markets.

A potential new issue discount must consider the after-market performance of recent thrift offerings. Table 21 presents a summary of standard conversions completed during each half of 1995 and conversions completed to date in 1996.

In 1995, improving market fundamentals, declining concerns over inflation, and lower pro forma valuation ratios at the beginning of the year added momentum to the conversion market. In the wake of Carver Federal's decline and the decline in the overall thrift market, initial offering prices were driven back into the general range of 55% to 60% of pro forma book value in early 1995. The pro forma price/book ratio of 1995 conversions in the second half of 1995, however, escalated to an average price-to-book ratio of 72% and a price-to-earnings multiple of 19.0. This compares to the first half of 1995 average price-to-book ratio of 66.5% and a price-to-earnings ratio of 16.2. There have been 29 conversions completed since the beginning of 1996, at an average price-to-book ratio of 71.5%.

Clearly, the support for new conversions has been strong. Based on discussions with underwriters of recent transactions, it seems that once again the pricing on the conversion market is peaking and investors are beginning to feel that these issues are fully priced. This sentiment is being born out by the one-day and one-week percentage change in stock prices, which in 1996 averaged 11.65 and 11.59, respectively, compared to an average of 21.4% and 22.0%, respectively, in the second half of 1995.

In North Carolina in 1996, there have been three conversions including Green Street Financial Corp., Scotland Bancorp, Inc., and Stone Street Bancorp, Inc. The average price to book ratio is 73.6% and the average price to earnings multiple is 16.9. The average one week percent change is 22.9%. Due to the strong performance of North Carolina thrifts, we believe an upward adjustment should be made for the new issue discount.

                                   TABLE 21
                     STANDARD CONVERSION - PUBLICLY TRADED
                             SELECTED MARKET DATA
                                1/1/95 to Date

                                                                 IPO
                                                               Share        Gross   Conversion  IPO Price in Relation to Pro Forma
Ticker  Institution                          IPO Date        Price $     Proceeds       Assets   Book Value Tang. Book  Earnings
AVERAGE OF DEALS TO DATE IN 1996                              10.520       32,139      210,658      71.52       71.53     17.74
AVERAGE OF SECOND HALF 1995 DEALS                              9.981       42,404      229,647      72.41       72.50     18.98
AVERAGE OF FIRST HALF 1995 DEALS                               9.581       19,150      182,895      66.47       66.57     16.19


CONVERSIONS TO DATE IN 1996
FFBH    First Federal Bancshares of AR        05/03/96        10.000       51,538      454,479       63.4      63.391       9.8
CBK     Citizens First Financial Corp.        05/01/96        10.000       28,175      227,872       73.1      73.104      15.3
NSGB    North Cincinnati Savings Bank         05/01/96        10.000        3,968       56,637       65.0      65.025        NA
RELI    Reliance Bancshares, Inc.             04/19/96         8.000       20,499       32,260       72.5      72.473      22.5
CATB    Catskill Financial Corp               04/18/96        10.000       56,868      230,102       71.9      71.876      19.0
YFCB    Yonkers Financial Corporation         04/18/96        10.000       35,708      208,283       74.9      74.930      16.1
GSFC    Green Street Financial Corp.          04/04/96        10.000       42,981      151,028       71.0      71.029      14.8
FFDF    FFD Financial Corp.                   04/03/96        10.000       14,548       58,955       69.9      69.871      17.4
WAKE    Wake Forest FS&LA, MHC                04/03/96        10.000        5,150       55,136      104.1     104.054      14.5
PATD    Patapsco Bancorp, Inc.                04/02/96        20.000        7,251       77,144       60.0      60.020      16.6
JXVL    Jacksonville Bancorp, Inc.            04/01/96            NA           NA           NA         NA          NA        NA
WHGB    WHG Bancshares Corp.                  04/01/96        10.000       16,201       85,027       71.1      71.081      15.5
FBER    1st Bergen Bancorp                    04/01/96        10.000       31,740      223,167       74.8      74.813      21.7
SSB     Scotland Bancorp, Inc                 04/01/96        10.000       18,400       57,718       74.8      74.830      16.2
PHFC    Pittsburg Home Financial Corp         04/01/96        10.000       21,821      157,570       72.8      72.827      17.5
AMFC    AMB Financial Corp.                   04/01/96        10.000       11,241       68,851       70.8      70.828      18.2
LONF    London Financial Corporation          04/01/96        10.000        5,290       34,152       68.5      68.461      22.4
SSM     Stone Street Bancorp, Inc.            04/01/96        15.000       27,376       84,996       74.9      74.920      19.7
PFFB    PFF Bancorp, Inc.                     03/29/96        10.000      198,375    1,899,412       69.0      68.991      26.6
CRZY    Crazy Woman Creek Bancorp             03/29/96        10.000       10,580       37,510       69.7      69.720      16.4
FCB     Falmouth Co-Operative Bank            03/28/96        10.000       14,548       73,735       68.7      68.722      19.9
CFTP    Community Federal Bancorp             03/26/96        10.000       46,288      162,042       71.4      71.353      14.0
GAF     GA Financial, Inc.                    03/26/96        10.000       89,000      476,259       70.5      70.521      13.8
FFFD    North Central Bancshares, Inc.        03/21/96            NA           NA           NA         NA          NA        NA
WBIO    Washington Bancorp                    03/12/96        10.000        6,575       55,202       65.4      65.417      12.7
FFOH    Fidelity Financial of Ohio            03/04/96            NA           NA           NA         NA          NA        NA
BYFC    Broadway Financial Corp.              01/09/96        10.000        8,927      102,512       68.5      68.479      13.3
LFBI    Little Falls Bancorp, Inc.            01/05/96        10.000       30,418      196,394       71.4      71.425      31.9
FFBA    First Colorado Bancorp, Inc.          01/02/96            NA           NA           NA         NA          NA        NA
                                                    Percent Change
Ticker                                  Assets      One Day      One Wey
AVERAGE OF DEALS TO DATE IN 1996        15.79       11.65         11.59
AVERAGE OF SECOND HALF 1995 DEALS       15.96       21.39         22.03
AVERAGE OF FIRST HALF 1995 DEALS        10.80       13.39         14.48

CONVERSIONS TO DATE IN 1996
FFBH                                     10.2      13.000        13.250
CBK                                      11.0      10.500        10.000
NSGB                                      6.5      10.250        11.000
RELI                                     38.9       8.375         8.250
CATB                                     19.8      10.375        10.625
YFCB                                     14.6       9.750        10.125
GSFC                                     22.2      12.875        12.250
FFDF                                     19.8      10.500        10.500
WAKE                                      8.5      12.750        11.690
PATD                                      8.6      22.000        22.500
JXVL                                       NA      11.108         9.625
WHGB                                     16.0      11.125        11.060
FBER                                     12.5      10.000         9.500
SSB                                      24.2      12.250        12.500
PHFC                                     12.2      11.000        11.000
AMFC                                     14.0      10.500        10.500
LONF                                     13.4      10.812        10.625
SSM                                      24.4      17.500        18.000
PFFB                                      9.5      11.375        11.625
CRZY                                     22.0          NA        10.750
FCB                                      16.5      10.750        11.250
CFTP                                     22.2      12.625        12.875
GAF                                      15.7      11.375        11.500
FFFD                                       NA      10.875        10.690
WBIO                                     10.6      10.875        11.125
FFOH                                       NA      10.500        10.000
BYFC                                      8.0      10.375        10.250
LFBI                                     13.4      11.313        11.375
FFBA                                       NA      11.438        11.625

                                   TABLE 21
                     STANDARD CONVERSION - PUBLICLY TRADED
                             SELECTED MARKET DATA
                                1/1/95 TO DATE

                                                         IPO
                                                       Share        Gross   Conversion        IPO  Price in Relation to Pro Forma
Ticker  Institution                     IPO Date     Price $     Proceeds       Assets     Book Value       Tang. Book    Earnings
AVERAGE OF DEALS TO DATE IN 1996                      10.520       32,139      210,658          71.52            71.53       17.74
AVERAGE OF SECOND HALF 1995 DEALS                      9.981       42,404      229,647          72.41            72.50       18.98
AVERAGE OF FIRST HALF 1995 DEALS                       9.581       19,150      182,895          66.47            66.57       16.19

SECOND HALF 1995 CONVERSIONS
PEEK    Peekskill Financial Corp.       12/29/95      10.000       40,998      155,716          70.80            70.81       14.10
CBSB    Charter Financial, Inc.         12/29/95          NA           NA           NA             NA               NA          NA
CLAS    Classic Bancshares, Inc.        12/29/95      10.000       13,225       60,911          69.30            69.29       17.20
HFNC    HFNC Financial Corp.            12/29/95      10.000      171,925      591,319          71.20            71.22       15.80
JOAC    Joachim Bancorp, Inc.           12/28/95      10.000        7,604       30,711          72.00            71.99       18.80
AHCI    Ambanc Holding Co., Inc.        12/27/95      10.000       54,223      344,856          72.00            72.05       22.10
PDB     Piedmont Bancorp, Inc.          12/08/95      10.000       26,450       95,094          71.50            71.50       14.10
PBIX    Patriot Bank Corp.              12/04/95      10.000       37,691      229,300          71.00            70.99       18.00
FFIC    Flushing Financial Corp         11/21/95      11.500       99,188      604,230          73.20            73.21       35.80
FWWB    First SB of Washington Bancorp  11/01/95      10.000      109,106      491,368          73.10            73.08       13.70
ANBK    American National Bancorp       10/31/95          NA           NA           NA             NA               NA          NA
BFD     BostonFed Bancorp, Inc.         10/24/95      10.000       66,125      592,027          74.50            74.54       93.10
CSBF    CSB Financial Group, Inc.       10/09/95       8.000        8,280       34,431          66.50            66.50       14.30
SRN     Southern Banc Company, Inc.     10/05/95      10.000       14,548      100,564          66.10            67.06       30.10
TPNZ    Tappan Zee Financial, Inc.      10/05/95      10.000       16,201       91,149          74.00            74.39       12.30
KFBI    Klamath First Bancorp           10/05/95      10.000      122,331      455,111          75.50            75.55       13.40
HFFB    Harrodsburg First Fin Bancorp   10/04/95      10.000       21,821       92,715          73.70            73.72       14.00
SFIN    Statewide Financial Corp.       10/02/95      10.000       52,698      475,168          76.40            76.67        9.40
DFIN    Damen Financial Corp.           10/02/95      10.000       39,675      191,500          73.00            73.02       36.80
FDEF    First Definance Financial       10/02/95          NA           NA           NA             NA               NA          NA
HFSA    Hardin Bancorp, Inc.            09/29/95      10.000       10,580       75,993          67.80            67.84       16.40
KYF     Kentucky First Bancorp, Inc     08/29/95      10.000       13,886       63,014          72.00            71.95       15.50
THR     Three Rivers Financial Corp.    08/24/95      10.000        8,596       72,377          71.00            71.71        9.80
TSBS    Trenton SB, MHC                 08/03/95      10.000       31,165      445,944         103.50           103.53       10.70
INBI    Industrial Bancorp              08/01/95      10.000       55,545      268,041          71.90            71.90        9.40
CZF     CitiSave Financial Corp         07/14/95      10.000        9,647       69,125          70.90            70.87       12.50
CCFH    CCF Holding Corp                07/12/95      10.000       11,903       69,080          71.80            71.79       11.80
FKKY    Frankfort First Bancorp, Inc.   07/10/95      10.000       34,500      110,135          70.50            70.49       14.30
FTF     Texarkana First Financial Corp  07/07/95      10.000       19,838      140,178          64.50            64.50        6.00
FMBD    First Mutual Bancorp, Inc.      07/05/95      10.000       47,150      250,402          67.50            67.49       13.10
                                              Percent Change
Ticker                                 Assets     One Day     One Week
AVERAGE OF DEALS TO DATE IN 1996        15.79       11.65        11.59
AVERAGE OF SECOND HALF 1995 DEALS       15.96       21.39        22.03
AVERAGE OF FIRST HALF 1995 DEALS        10.80       13.39        14.48

SECOND HALF 1995 CONVERSIONS
PEEK                                    20.80       21.25        17.50
CBSB                                       NA          NA           NA
CLAS                                    17.80       17.50        17.50
HFNC                                    22.50       31.25        33.75
JOAC                                    19.80       35.00        30.00
AHCI                                    13.60        0.00         3.10
PDB                                     21.80          NA        28.75
PBIX                                    14.10       27.50        27.50
FFIC                                    14.10       23.64        22.83
FWWB                                    18.20       24.40        26.90
ANBK                                       NA          NA           NA
BFD                                     10.00       20.00        20.00
CSBF                                    19.40       12.50        15.63
SRN                                     12.60       23.75        25.00
TPNZ                                    15.10       16.25        15.00
KFBI                                    21.20       25.00        28.75
HFFB                                    19.10       25.00        23.75
SFIN                                    10.00       32.50        31.25
DFIN                                    17.20       15.00        13.75
FDEF                                       NA          NA           NA
HFSA                                    12.20       21.88        22.50
KYF                                     18.10       20.00        25.00
THR                                     10.60       13.75        17.50
TSBS                                     6.50       15.63        17.50
INBI                                    17.20       21.25        25.63
CZF                                     12.20       35.00        30.00
CCFH                                    14.70       15.63         7.50
FKKY                                    23.90       22.50        20.63
FTF                                     12.40       28.75        31.25
FMBD                                    15.80       11.25        16.25

                                   TABLE 21
                     STANDARD CONVERSION - PUBLICLY TRADED
                             SELECTED MARKET DATA
                                1/1/95 to Date

                                                        IPO
                                                      Share      Gross   Conversion           IPO    Price In Relation To Pro Forma
Ticker  Institution                      IPO Date   Price $   Proceeds       Assets    Book Value          Tang. Book      Earnings
- -----------------------------------------------------------------------------------------------------------------------------------
AVERAGE OF DEALS TO DATE IN 1996                    10.520     32,139      210,658        71.52               71.53         17.74
AVERAGE OF SECOND HALF 1995 DEALS                    9.981     42,404      229,647        72.41               72.50         18.98
AVERAGE OF FIRST HALF 1995 DEALS                     9.581     19,150      182,895        66.47               66.57         16.19
- ----------------------------------------------------------------------------------------------------------------------------------

FIRST HALF 1995 CONVERSIONS
GUPB    GFSB Bancorp, Inc.               06/30/95   10.000      9,488       43,949        62.50               62.48         13.30
SFED    SFS Bancorp, Inc.                06/30/95   10.000     14,950      150,837        64.70               64.71         14.20
HEMT    HF Bancorp, Inc.                 06/30/95    8.000     52,900      586,553        61.20               61.23         27.00
GTPS    Great American Bancorp           06/30/95   10.000     20,528      105,832        61.30               61.35         17.40
FBBC    First Bell Bancorp, Inc.         06/29/95   10.000     85,963      406,813        77.20               77.19          9.40
SGVB    SGV Bancorp. Inc.                06/29/95    8.000     21,821      259,462        66.20               66.18         28.60
FTSB    Fort Thomas Financial Corp       06/28/95   10.000     15,738       70,577        74.00               73.95         14.90
NEIB    Northeast Indiana Bancorp        06/28/95   10.000     21,821      114,976        73.40               73.38          9.80
LOGN    Logansport Financial Corp.       06/14/95   10.000     13,225       59,351        67.70               67.74          9.50
NSLB    NS&L Bancorp, Inc.               06/08/95   10.000      8,564       50,995        64.00               64.05         12.20
ASBP    ASB Financial Corp.              05/11/95   10.000     15,870       93,931        66.50               66.52         14.80
JXSB    Jacksonville Savings Bank, MHC   04/21/95   10.000      5,575      137,527        76.50               76.51        158.90
TSH     Teche Holding Co.                04/19/95   10.000     42,320      284,570        72.00               71.98          8.30
WEFC    Wells Financial Corp             04/11/95    8.000     17,504      180,405        65.50               65.51          9.50
CBIN    Community Bank Shares            04/10/95       NA         NA           NA           NA                  NA            NA
GFED    Guaranty Federal SB, MHC         04/10/95    8.000      7,779      158,850       106.00              105.97         14.90
ISBF    ISB Financial Corporation        04/07/95   10.000     74,000      480,293        66.90               67.00          9.40
AVND    Avondale Financial Corp.         04/07/95   10.000     42,320      502,065        69.60               69.64         10.20
FSBS    First Ashland Financial Corp     04/07/95   10.000     14,088       75,135        62.30               62.34         13.90
BDJI    First Federal Bancorporation     04/04/95   10.000      8,625       87,256        62.20               62.17         10.50
CMRN    Cameron Financial Corp           04/03/95   10.000     30,269      144,821        65.60               65.64         12.70
QCFB    QCF Bancorp, Inc.                04/03/95   10.000     17,828      133,135        60.40               60.37         11.90
SOBI    Sobieski Bancorp, Inc.           03/31/95   10.000      9,660       73,397        69.10               69.14          9.90
BWFC    Bank West Financial Corp         03/30/95    8.000     18,515      108,056        66.80               66.81         14.00
HBFW    Home Bancorp                     03/30/95   10.000     33,032      275,210        64.20               64.17         10.60
ATSB    AmTrust Capital Corp             03/28/95    8.000      4,641       58,644        62.30               62.35          7.70
MIVI    Mississippi View Holding Co.     03/24/95    8.000      8,064       62,887        63.00               62.99         11.10
GDVS    Greater Delaware Valley SB, MHC  03/03/95   10.000      6,500      225,545       115.50              115.51         17.70
SJSB    SJS Bancorp                      02/16/95   10.000      9,522      118,719        59.20               59.18         12.30
MBBC    Monterey Bay Bancorp, Inc.       02/15/95    8.000     28,750      284,578        59.30               60.73         13.30
SZB     SouthFirst Bancshares, Inc.      02/14/95   10.000      8,300       82,477        58.90               58.86         14.10
PCBC    Perry County Financial Corp.     02/13/95   10.000      8,565       69,914        57.50               57.52          8.90
HBBI    Home Building Bancorp            02/08/95   10.000      3,220       40,816        57.20               57.18          7.60
SISB    SIS Bank                         02/08/95    8.000     44,500      929,900        64.70               66.13            NA
CIBI    Community Investors Bancorp      02/07/95   10.000      7,381       75,915        63.90               63.86          8.40
MSBF    MSB Financial, Inc.              02/06/95   10.000      7,220       46,838        58.60               58.65         11.50
LSBI    LSB Financial Corp               02/03/95   10.000     10,296      117,723        60.90               60.91         12.70
MFSB    Mutual Bancompany                02/02/95   10.000      3,335       54,095        55.50               56.89          9.10
FKFS    First Keystone Financial         01/26/95   10.000     13,600      237,011        58.30               58.26         23.40
FOBC    Fed One Bancorp                  01/19/95       NA         NA           NA           NA                  NA            NA
GWBC    Gateway Bancorp, Inc.            01/18/95   10.000     12,446       67,128        60.10               60.06         12.10
ETFS    East Texas Financial Services    01/10/95   10.000     12,152      114,935        55.00               55.02            NA
FSNJ    First Savings Bk of NJ. MHC      01/09/95   10.000     13,580      547,550        67.20               67.17          6.70
CKFB    CKF Bancorp, Inc.                01/04/95   10.000     10,000       51,002        66.10               66.06         11.10
TWIN    Twin City Bancorp                01/04/95   10.000      8,984       94,826        69.00               69.00         10.40

                                                                PERCENT CHANGE
TICKER  Institution                                    ASSETS      ONE DAY       ONE WEEK
- -----------------------------------------------------------------------------------------
AVERAGE OF DEALS TO DATE IN 1996                       15.79        11.65         11.59
AVERAGE OF SECOND HALF 1995 DEALS                      15.96        21.39         22.03
AVERAGE OF FIRST HALF 1995 DEALS                       10.80        13.39         14.48
- -----------------------------------------------------------------------------------------

FIRST HALF 1995 CONVERSIONS
GUPB                                                   17.80        35.00         28.75
SFED                                                    9.00        15.00         13.75
HEMT                                                    8.30         3.13          6.25
GTPS                                                   16.20        22.50         23.75
FBBC                                                   17.40        21.25         21.25
SGVB                                                    7.80         1.56          0.00
FTSB                                                   18.20        21.25         22.50
NEIB                                                   16.00        15.00         15.00
LOGN                                                   18.20        18.75         18.75
NSLB                                                   14.40        23.75         22.50
ASBP                                                   14.50        25.00         21.25
JXSB                                                    3.90         0.00          0.00
TSH                                                    12.90        16.25         13.75
WEFC                                                    8.80        12.50         13.25
CBIN                                                      NA           NA            NA
GFED                                                    4.70         6.25         17.19
ISBF                                                   13.40        29.38         34.40
AVND                                                    7.80        15.00         21.25
FSBS                                                   15.80        25.00         32.50
BDJI                                                    9.00         7.50          7.50
CMRN                                                   17.30         7.50          7.50
QCFB                                                   11.80        14.38         12.50
SOBI                                                   11.60         2.50          0.60
BWFC                                                   14.60         9.38          8.63
HBFW                                                   10.70        25.00         25.60
ATSB                                                    7.30         6.25          3.13
MIVI                                                   11.40        11.73          7.81
GDVS                                                    2.80         5.00         -3.75
SJSB                                                    7.40        10.00         15.00
MBBC                                                    9.20        10.94         10.94
SZB                                                     9.10        15.00          8.75
PCBC                                                   10.90        23.75         35.00
HBBI                                                    7.30         0.00         15.00
SISB                                                    4.60        20.31         26.56
CIBI                                                    8.90         7.50         22.50
MSBF                                                   13.40        10.00         11.25
LSBI                                                    8.00        12.50         12.50
MFSB                                                    5.80         5.00          3.10
FKFS                                                    5.40         3.75          5.00
FOBC                                                      NA           NA            NA
GWBC                                                   15.60        12.50         12.50
ETFS                                                    9.60        11.25         18.75
FSNJ                                                    2.40        10.00          7.50
CKFB                                                   16.40        17.50         17.50
TWIN                                                    8.70        10.00          5.00

ADJUSTMENTS CONCLUSION
- ----------------------

We believe the Savings Bank's to-be-issued Common Stock should be discounted by 15% to 25% relative to the comparative group. We believe the discount is due, in large part, to the new issue discount needed for a thrift stock offering. With respect to the other factors discussed above, the overall discount is relatively modest. Conversions are often priced at substantial discounts relative to the price/book ratio but near the comparative price earnings ratio. It is the role of the appraiser to balance the price/book and price/earning discounts and premiums. In this instance, the pro forma price/earnings ratio should be placed within the range of the comparative institutions.

VALUATION APPROACH
- ------------------

Table 22 displays the market valuation characteristics of Richmond Savings and the comparative group as of March 31, 1996. Exhibit V displays the pro forma pricing worksheet for Richmond Savings.

We believe that investors continue to make decisions with respect to conversion stock based upon price/book and price/earnings comparisons. The price/assets ratio, we believe, is not currently accorded much weight by investors. Utilizing a price/book discount of approximately 15% to 25% relative to the comparable companies, the resulting pro forma ratio is 75% to 67%. The price/earnings ratio should be within a range of 13 to 15 times recently reported earnings.

Based upon a 15% to 25% discount relative to the comparative group price/book ratio, we believe the Savings Bank's pro forma standard conversion value is $14.8 million. This provides for a pro forma price/book ratio of 71.2% at the midpoint. The resulting price/earnings ratio based on the last twelve months' earnings before extraordinary items was 20.0, and last quarter earnings was 19.2 at the midpoint. The range of pro forma price/book ratios was 66.6% to 75.1%, and 78.8% at the adjusted maximum. The range of price/earnings ratios at the minimum and the maximum was 16.9 to 21.5 based upon last quarter earnings and
17.5 to 22.3 based upon last twelve months earnings.

VALUATION CONCLUSION
- --------------------

It is therefore our opinion that, as of May 17, 1996, the estimated pro forma market value of the Savings Bank's to be issued Common Stock is $14,800,000. The values range from $12,580,000 at the minimum to $17,020,000 at the maximum. The resulting adjusted maximum at 15% above the maximum is $19,573,000.

                                   TABLE 22
                              TRADING COMPARISONS
                RICHMOND SAVINGS BANK AND THE COMPARATIVE GROUP
                             AS OF MARCH 31, 1996

                                           Current    Current
                                             Stock     Market               Current Price (May 17, 1996) in Relocation to
                                             Price      Value   Book Value Tg Bk Value            Assets          QTR EPS   LTM EPS
Ticker Institution                             ($)       ($M)          (%)            (%)            (%)              (x)       (x)
       RICHMOND SAVINGS (AS OF 3/31/96):
        PRO FORMA MINIMUM                   10.000      12.58        66.59          66.59          11.91            16.90    14.30
        PRO FORMA MIDPOINT                  10.000      14.80        71.21          71.21          13.77            19.30    16.40
        PRO FORMA MAXIMUM                   10.000      17.02        75.07          75.07          15.56            21.60    18.40
        PRO FORMA MAXIMUM, ADJUSTED         10.000      19.57        78.77          78.77          17.54            24.00    20.60

       COMPARATIVE GROUP:
        Maximum                             19.250      72.07       108.18         108.18          38.60            32.59    33.45
        Minimum                             11.125      9.710       67.370         67.370         11.820           11.000   13.220
        Average                             14.863      28.70        89.11          89.11          24.86            17.07    15.63
        Median                              13.938      23.90        90.41          90.45          24.69            13.68    19.81

FSBS   First Ashland Financial Corp          18.25      25.71       108.18         108.18             NA            32.59    28.08
FSVF   First Savings Financial Corp          11.13       9.71        72.33          72.33          15.80               NA       NA
GSFC   Green Street Financial Corp.  **      12.88      55.34        92.00          92.00          25.95            11.61    19.22
HSSC   Home Savings Bank of Siler Cty        14.50      13.00        96.86          96.86          23.43               NA       NA
KSAV   KS Bancorp, Inc.                      18.25      12.10        88.81          88.89          13.46            12.67    13.22
PDB    Piedmont Bancorp, Inc.                13.38      35.38        95.20          95.20          28.34            16.72    33.45
SOPN   First Savings Bancorp, Inc.           19.25      72.07       107.30         107.30          28.12            19.25    20.26
SSB    Scotland Bancorp, Inc         **      12.00      22.08        84.00          84.00          38.25            18.00    19.35
SSM    Stone Street Bancorp, Inc.    **      17.25      31.48        79.00          79.00          38.60            11.00    22.70
SZB    SouthFirst Bancshares, Inc.           11.75      10.14        67.37          67.37          11.82            14.69       NA
                                               Current              Tangible         Qtr          Qtr          LTM         LTM
                                              Dividend  Equity/      Equity/    Return on    Return on   Return on   Return on
                                                 Yield   Assets  Tang Assets   Avg Assets   Avg Equity  Avg Assets  Avg Equity
Ticker Institution                                 (%)      (%)          (%)          (%)          (%)         (%)         (%)
       RICHMOND SAVINGS (AS OF 3/31/96):
        PRO FORMA MINIMUM                        2.50    17.89        17.89         0.70         3.94        0.83        4.66
        PRO FORMA MIDPOINT                       2.50    19.33        19.33         0.71         3.86        0.84        4.55
        PRO FORMA MAXIMUM                        2.50    20.73        20.73         0.72         3.63        0.85        4.26
        PRO FORMA MAXIMUM, ADJUSTED              2.50    22.27        22.27         0.73         3.43        0.85        4.01

       COMPARATIVE GROUP:
        Maximum                                  4.26    29.77        29.77         1.63         8.80        1.48        9.78
        Minimum                                 0.000   10.860       10.860       -0.110       -0.690       0.740       3.690
        Average                                  1.37    20.12        20.12         1.01         4.98        1.17        6.81
        Median                                   0.00    19.72        19.72         0.96         4.92        1.16        6.27

FSBS   First Ashland Financial Corp              0.00    26.34        26.34         0.83         3.13        0.86        3.69
FSVF   First Savings Financial Corp              0.00    21.89        21.89        -0.11        -0.69          NA          NA
GSFC   Green Street Financial Corp.  **          0.00    10.86        10.86         1.20         8.80        1.17        8.21
HSSC   Home Savings Bank of Siler Cty            0.00    24.17        24.17         1.08         5.91          NA          NA
KSAV   KS Bancorp, Inc.                          3.29    15.16        15.16         1.12         7.02        1.14        6.85
PDB    Piedmont Bancorp, Inc.                    2.99    29.77        29.77         1.63         5.39        1.35        7.23
SOPN   First Savings Bancorp, Inc.               3.12    26.21        26.21         1.52         5.83        1.48        5.68
SSB    Scotland Bancorp, Inc         **          0.00    14.87        14.87           NA           NA        1.25        8.52
SSM    Stone Street Bancorp, Inc.    **          0.00    14.38        14.38           NA           NA        1.40        9.78
SZB    SouthFirst Bancshares, Inc.               4.26    17.55        17.55         0.78         4.45        0.74        4.52

     ** Data taken from SNL Securities Monthly Market Report, June  1996

===============================================================================

          ==========================================================
                                    BAXTER
                                   FENTRISS
                                  AND COMPANY
          ==========================================================


MISSION: Baxter Fentriss and Company provides innovative solutions, experience and leadership to financial institutions pursuing major strategic objectives.


AREAS OF EXPERTISE:

          .    Strategy development to maximize shareholder value

          .    Merger and acquisition transactions

          .    Business valuations

          .    Private placement of debt or equity

          .    Hostile takeover preparation/defense

          .    Capital planning

          .    Fairness opinions

          .    Employee stock ownership plans

          .    Asset acquisition searches

          .    Mutual conversions

          .    Resolution Trust Corporation transactions

          .    Buy/sell agreements

          .    Branch Sales and purchases

================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                            UNIQUE QUALIFICATIONS OF
                          BAXTER FENTRISS AND COMPANY



     . BFC is ESPECIALLY QUALIFIED TO DEVELOP, EVALUATE, AND EXECUTE MAJOR STRATEGIES.

                    .    Principals managed strategic planning function for a
                         major Regional Bank, achieving over $4 billion in asset
                         growth through 29 acquisitions.
                    .    Principals formed two nationally ranked investment
                         banking firms specializing in financial institutions
                         since 1983.
                    .    Strategic advisor for over 100 thrifts and banks since
                                                    ---
                         1991.


     .    BFC HAS SIGNIFICANT M & A EXPERIENCE.

                    .    Ranked 3rd in total 1994 transactions
                    .    Over 50 years of combined M & A experience.
                    .    200 plus successful transactions.
                    .    Wide breadth of skill, experience, and training.
                    .    Nationally recognized professionals.


     .    BFC is PARTICULARLY QUALIFIED TO EXECUTE TRANSACTIONS.

                    .    Principals have directly acquired over 30 companies.
                    .    Firm enjoys exceptional relationships with bank and
                         thrift acquirors.
                    .    BFC fully understands acquiror strategies/motivations.


     .    BFC is recognized Nationally as a result of its PUBLISHING
          CAPABILITIES.

                    .    Principals author articles for national publications.
                    .    Baxter Fentriss publishes THE CEO REPORT.

================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================


                            UNIQUE QUALIFICATIONS OF
                          BAXTER FENTRISS AND COMPANY

                                  (CONTINUED)



     .    BFC enjoys excellent REPUTATION throughout Southeast.

                    .    Firm stresses honesty and fairness in transactions.
                    .    Long list of referrals.
                    .    Exceptional success rate.


     .    BFC is NOT "WED" TO ONE INSTITUTION.

                    .    Reputation for fairness.
                    .    No reluctance by Acquiror's to bid.
                    .    Reputation for quality.
                    .    BFC brings multiple alternatives to a transaction.


     .    BFC has DEMONSTRATED CREATIVITY that has been adopted nationally.

                    . Principals developed a "consortium" bid concept used in most RTC transactions.
                    . BFC has developed two unique strategies for mutual institutions.
                    . BFC specializes in demonstrating to potential acquirors how they can materially improve the terms/structure of their bids.


     .    BFC has EXTENSIVE CAPABILITIES IN THE PLACEMENT OF FINANCINGS.

                    .    Network of hundreds of investors and financiers.
                    .    Significant experience with financial institutions in
                         difficult financings.

================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                            UNIQUE QUALIFICATIONS OF
                          BAXTER FENTRISS AND COMPANY

                                  (CONTINUED)



     . BFC has UNIQUE EXPERTISE IN FINANCIAL INSTITUTION TRANSACTIONS IN THE SOUTHEASTERN markets.


                    .    Largest number of community financial institution
                         transactions in the market.
                    .    Reputation for success in transactions with highest
                         degree of difficulty.
                    .    Involved in over $7 billion in deposit transfers in the
                         market.
                    .    Recognized by acquirors in prioritizing transactions.


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                          BAXTER FENTRISS AND COMPANY
                            PRINCIPALS OF THE FIRM:


     LAURENCE C. FENTRISS  (804) 323-1405

     Prior to co-founding the company, Larry was managing director of Crestar Financial Corporation's merger and acquisition division. From 1979 to 1992, he developed Crestar's merger and acquisition strategy. Larry has successfully completed over 25 major transactions for Crestar, acquiring assets exceeding $4.5 Billion.

     Larry also created and managed Crestar's merger and acquisition advisory division, a group of nine professionals who have successfully completed several hundred valuation, merger, acquisition, divestiture, and financing transactions for Crestar customers.

     Larry graduated from the University of Virginia with a B.S. in finance and with honors. He also received a Masters in Business Administration, with honors, from Virginia Commonwealth University. Larry also graduated, with honors, from the Graduate School of Banking at Louisiana State University.


     JAMES E. BAXTER, II  (804) 323-1306

     Prior to co-founding the company, Jim worked for Crestar Financial Corporation's merger and acquisition division as the Director of Financial Institutions. He was responsible for the development of the nationally ranked advisory division. He has been involved in the purchase or sale of several billion dollars in assets of both healthy and failed institutions.

     Jim received the Gold Medal for achieving the highest score in the State of Virginia on the 1983 Certified Public Accountants examination. He also served as a senior auditor for Ernst and Young and is a member of both the American and Virginia Societies of CPAs.

     Jim graduated Summa Cum Laude in accounting at Virginia Commonwealth University. He also graduated first in the School of Business.


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                          BAXTER FENTRISS AND COMPANY
                           PROFESSIONALS OF THE FIRM:


     DAVID C. BURNS  (804) 323-7541

     Prior to joining Baxter Fentriss and Company, David spent 4-1/2 years as Vice President with Goldman Sachs and Company in New York. He was responsible for private companies in the Southeast seeking equity and/or debt financing, developing cash management instruments and $8 billion in structured secondary debt.

     From 1985 to 1988, David was President of Rapid Systems, Inc., a retail chain in Nashville, Tennessee. Prior to Rapid Systems, he was Senior Auditor for Ernst & Young and Company, in Richmond, Virginia, where his primary focus was in the banking, manufacturing and insurance industries.

     David graduated from the University of Tennesee, cum laude, with a B.S. in accounting. David also holds a Master of Business Administration from Vanderbilt University's Graduate School of Business and is a Certified Public Accountant.


     C. M. (KAY) CARPENTER  (804) 323-7540

     Kay is a former Executive Vice President of Crestar Bank. He was responsible for managing the integration of many of Crestar's acquisitions during the 1970's and 1980's. He also managed the downsizing efforts in the Western region and has served on numerous local advisory boards.

     Kay graduated from the Executive Program at the Darden School in Charlottesville, Virginia and the Stonier Graduate School of Banking at Rutgers.


     DONALD R. DRAUGHON, JR.  (919) 471-0340

     Don is a former senior financial analyst and project manager for Montrose Capital. He has previously served on the Board of Directors for the Pantry, Inc., and Nationwide Industries. He also was a Vice President of D.C. Land Group and project manager for Robert Trent Jones Golf Club in Washington D.C.

     Don spent five years with Wachovia Bank and Trust in Winston-Salem, North Carolina in the corporate finance group. He was the product manager/specialist for industrial revenue bond financing, interest rate swaps, and private placements.

================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                          BAXTER FENTRISS AND COMPANY
                        PROFESSIONALS OF THE FIRM-CON'T:


     Don received a Bachelor of Arts in 1982 from Brigham Young University in Provo, Utah and a Masters in Business Administration in 1984 from Wake Forest University's Babcock School of Management in Winston-Salem, North Carolina.


     RODNEY W. MARTIN  (804) 323-7113

     Before joining the firm, Rodney was employed with Crestar Financial Corporation as a Balance Sheet Management Officer. During this time, Rodney's responsibilities included measuring and managing interest rate sensitivity, forecasting the earnings stream of the balance sheet, managing the balance sheet and capital structure at the parent company level, and assisting in merger and acquisition analysis.

     Prior to his employment with Crestar, Rodney was a Financial Analyst with Virginia State Corporation Commission where he provided independent financial analysis and testimony in Public Utility Rate Case Hearings and conducted financial research for the Commission. Rodney has also worked with Central Fidelity Banks, Inc. as a Credit/Loan Review Analyst.

     Rodney graduated from Virginia Commonwealth University with a Masters in Finance and a Bachelors in Finance and Economics. Rodney has also received training in all phases of the brokerage business and passed the NASD Series 7 and State's Series 63 securities exams.


     BRIAN L. JOHNSON  (804) 323-7540

     Before joining Baxter Fentriss and Company, Brian was a retail mortgage loan originator with Household Bank in Alexandria, VA. He was responsible for developing business with builders, realtors, and bank clientele as well as administering CRA activities in the Alexandria area. Brian was also a leading loan producer in 1993, closing approximately $10 million in mortgage loans. Prior to working with Household Bank, he worked as a bank examiner with the Bureau of Financial Institutions in Virginia.

     Brian graduated from James Madison University with a B.B.A. in Finance. He completed his Master of Business Administration in Finance at Virginia Commonwealth University in December of 1995. Brian has also had experience as a securities broker and has held the NASD Series 7 and State's Series 63 licenses.


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                          BAXTER FENTRISS AND COMPANY
                        PROFESSIONALS OF THE FIRM-CON'T:


     KRISTI BRIGGS (804) 323-9332

     Prior to joining the firm, Kristi was an internal auditor in Crestar Financial Corporation's Commercial Audit Division. During this time, Kristi conducted and assisted in the completion of audits to evaluate the adequacy, effectiveness, and efficiency of the systems of internal control within Crestar Bank. She also participated in the completion of other special projects assigned to the Audit Department.

     Before joining Crestar, Kristi spent more than three years as a bank examiner for the Office of the Comptroller of the Currency (OCC) in Charlotte, NC. While with the OCC, Kristi was responsible for assessing the financial performance of both community and regional banks throughout the Carolinas. In addition to those field responsibilities, she was also the assigned analyst for ongoing communications with management and for the monitoring of two South Carolina community banks with combined total assets in excess of $400 million.

     Kristi received a Bachelor of Science degree in Finance from Virginia Commonwealth University. She also completed formalized OCC training in bank analysis, commercial bank management, consumer compliance, and commercial credit.


     THE PROFESSIONALS OF THE FIRM HAVE BEEN GUEST LECTURERS FOR VARIOUS PROFESSIONAL ORGANIZATIONS AND UNIVERSITIES AROUND THE COUNTRY.


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
                ------------------------------------------------

Anchor Financial Corporation merged with Topsail State Bank

BB&T acquisition of Mutual Savings of Reidsville

Horizon Bancorp Inc. merged with Allegheny Bankshares Corp.

Sequoia Federal Savings Bank acquisition of Federal Capital Bank

New East Bancorp private placement

Peoples Bank of Richwood sale to First Community

Sale of HESCO to private investor

Sale of SEMCO to private investor

Triangle Bancorp acquisition of New East Bancorp

United Carolina Bank acquisition of Home Federal Savings Bank

Patmark Research Services acquired Specialized Patent Services

Triad Bank merger with BTNC Corp

MNC Financial sale of Virginia Federal to Crestar Financial

First Citizens acquisition of First Savings Bank

National Bank of South Carolina acquisition of Standard Federal

Bank of Lancaster acquisition of Tidemark Bank for Savings branch

Centura Bank acquisition of First American Federal Savings Bank

Central State Bank sale to First Bank

NBSC sale of Loan Portfolios to Liberty

Jefferson Savings and Loan acquisition of 2 First Union branches

Bank of Marlinton sale to First Citizens


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

               BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
               ------------------------------------------------

                                  (CONTINUED)

United Insulation Company, Inc. sale of minority interest

Bank of Iredell sale to United Carolina Bank

Pioneer Financial Corporation sale to Signet Bank

First M & F acquisition of Starkville branch of Security Federal

FNB of Albany acquisition of Ripley branch of Security Federal

FNB of Bolivar County acquisition of Cleveland branch of Sec. Fed.

Farmers & Merchants acquisition of Booneville branch of Sec. Fed.

United Southern acquisition of Clarksdale branch of Sec. Federal

Peoples Bank acquisition of Selma branch of Altus Federal

Old White Bankshares, Inc. sale to First Citizens

Pace American sale to First Citizens

First Investors Savings Bank, SSB sale to First Citizens

Abigail Adams Bancorp sale to private investor

Sale of SBI Publishing to private investor

Independent Bank sale to Crestar Financial Corporation

Union Planters acquisition of Cherokee Federal Savings Bank

First Citizens acquisition of State Bank

Columbus National Bank sale to Triangle Bancorp

NBSC Corporation sale to Synovus Financial Corporation

Bank of the Potomac sale to F&M National Corporation

Lucor, Inc. private placement of senior debt


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
                ------------------------------------------------

                                  (CONTINUED)

Sale of 15 First Union branches to:

     . First Citizens
     . Enterprise Bank
     . Peoples Bank
     . Security Capital Bancorp
     . Southern Bank and Trust Co.
     . Community Bank and Trust Co.
     . Citizens Bank

Bank of Southside Virginia acquisition of NationsBank branches

Sale of 2 Newberry Federal branches to American Federal Bank

Suburban Bank of Virginia sale to Tysons Financial Corporation

First Commercial Bank sale to United Bankshares

Templeton National Bank sale to Bank of Santa Maria

First Merchants Bancorp sale to City Holding Company

SNB Financial Corp. sale to First Citizens Bancorp of SC

Laser Entertainment of the Carolina's LLC private placement of equity

Old North State Bank merger with Piedmont Bancorp

Sale of First Union branch to Sterling Bancorp

CoBank Financial Corporation sale to Vallicorp Holdings, Inc.

Seaboard Bancorp, Inc. sale to Life Bancorp, Inc.

Bank of Tazewell sale to National Bankshares, Inc.

Bank of Union sale to First Charter Corporation

Sale of Mutual Savings Bank to American National Bankshares, Inc.

Sale of Gulf South Bancshares, Inc. to Gulf Coast Bank and Trust Company


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                BAXTER FENTRISS RECENT TRANSACTION ANNOUNCEMENTS
                ------------------------------------------------

                                  (CONTINUED)

Sale of 2 Union Planters Branches to First Farmers and Merchants National Bank

Sale of Twentieth Bancorp, Inc. to Horizon Bancorp, Inc.

Conversion of Home Savings Bank of Siler City

Sale of Friendship Community Bank to Fidelity National


================================================================================

                                                       BAXTER FENTRISS & COMPANY

================================================================================

                                BAXTER FENTRISS
                                ----------------
                         RECENT CORPORATE ANNOUNCEMENTS
                         ------------------------------

ESOP valuation of Bank of Lancaster

Financial advisor to Valuation of Cason Company, Inc.

Financial advisor to The Bank of Currituck

Financial advisor to Abigail Adams Bancorp shareholder rights plan

Financial advisor to United Insulation Company, Inc.

Financial advisor to Central State Bank minority interest

Financial advisor to Randleman Savings Bank, SSB

Financial advisor to Office Supply Services, Inc.

Financial advisor to CompSource, Inc.

Financial advisor to Insura, Inc.

Financial advisor to Rawls & Winstead, Inc.

Financial advisor to Robert W. Chapman & Co., Inc.

Financial advisor to Old North State Bank

Financial advisor to Commonwealth Packaging Corporation


================================================================================

                                                       BAXTER FENTRISS & COMPANY

                                 Exhibit II-1
                                 BALANCE SHEET
               June 30, 1993, 1994, and 1995 and March 31, 1996


                                                                                                         March  31,
                                                                         June 30,                           1996
                                                                                                            ----
                                                          1993            1994             1995         (unaudited)
                                                         ------          ------           ------
ASSETS
Cash on hand and in banks                              $ 1,558,094      $ 1,088,027      $ 1,418,980      $ 2,367,168

Interest-bearing balances in other banks                   837,766          867,029        3,448,058        5,764,219

Marketable equity securities                             1,049,747          625,585            -----            -----

Investment Securities                                   10,194,654            -----            -----            -----

Investment securities available for sale                     -----            -----        5,474,425        8,450,855

Investment securities held to maturity                       -----       13,806,049        8,883,510        7,061,643

Loans receivable, net                                   67,900,425       67,679,671       68,744,661       68,264,645

Mortgage-backed securities                               2,569,337            -----            -----            -----

Accrued interest receivable                                549,556          545,526          537,179          653,759

Premises and equipment, net                              1,391,060        1,526,212        1,403,086        1,315,959

Real estate acquired in settlement of loans                 43,459            -----            -----            -----

Stock in Federal Home Loan Bank                            706,100          734,700          734,700          734,700

Other assets                                               553,276          631,443          765,733          664,793

    TOTAL ASSETS                                       $87,353,474      $87,504,242      $91,410,332      $95,277,741

LIABILITIES & RETAINED EARNINGS

Deposit Accounts                                       $79,004,962      $78,315,213      $81,437,068      $85,125,294

Accrued interest payable                                   172,815          126,536          218,171          216,973

Accrued income taxes payable                                 5,000            -----            -----            -----

Advance payments by borrowers                              910,412          669,231          656,786          349,850

Accrued expenses and other liabilities                     699,391          979,312          970,145        1,036,498
    TOTAL LIABILITIES                                  $80,792,580      $80,090,292      $83,282,170      $86,728,615

Retained income, substantially restricted                6,560,894        7,413,950        8,128,162        8,549,126

    TOTAL LIABILITIES AND EQUITY                       $87,353,474      $87,504,242      $91,410,332      $95,277,741

Source: Richmond Savings Bank, S.S.B., Financial Statements

                                 Exhibit II-2
                       CONSOLIDATED STATEMENTS OF INCOME
               For the Years Ended June 30, 1993, 1994, and 1995
                 and Nine Months Ended March 31, 1995 and 1996


                                                                                                              Nine Months
                                                               Year Ended June 30,                           Ended March 31,
                                                              --------------------                         ----------------
                                                      1993                 1994            1995             1995            1996
                                                     -----                ------          ------           ------          ------
                                                                                                          Unaudited      Unaudited
Interest income:

  Loans                                              $5,647,234        $5,205,264       $5,403,633        $3,988,411     $4,159,153

  Mortgage-backed securities                            245,870             -----            -----             -----          -----

Investments and deposits in banks                       804,502           922,393          973,970           694,309        897,831
                                                        -------           -------          -------           -------        -------
        Total interest income                        $6,697,606        $6,127,657       $6,377,603        $4,682,720     $5,056,984

Interest expense - deposits                           3,453,714         2,933,705        3,271,197         2,336,728      2,975,121
                                                      ---------         ---------        ---------         ---------      ---------

        Net interest income                          $3,243,892        $3,193,952       $3,106,406        $2,345,992     $2,081,863
Provision for loan losses                                38,278            36,000           36,000            27,000         27,000
                                                     ----------        ----------       ----------        ----------     ----------
        Net interest income after provision          $3,205,614        $3,157,952       $3,070,406        $2,318,992     $2,054,863

Non-interest income:

  Transaction  income                                  $343,650          $304,681         $288,452          $226,026       $326,163

  Gain on sale of loans & MB Securities                  83,580           151,420            6,975             1,588          9,850

  Gain (loss) on sale of investments                      3,037            (1,544)          (4,831)           (4,831)        (4,404)


  Gain on sale of real estate, net                        3,355             3,943            5,875             5,875          -----

  Other income                                          100,584           127,809          135,397           127,699        132,121
                                                       --------          --------         --------          --------       --------
       Total other income                              $586,309          $586,309         $429,868          $356,397       $463,730

Non-interest expenses:

   Compensation and employee benefits                $1,106,250        $1,201,018       $1,252,657          $954,427       $943,774

   Net occupancy expense                                139,499           148,177          152,614           114,990        108,689

   Equipment rental & maintenance                       109,031           154,455          173,038           225,859        211,194

   Marketing                                             55,317            57,454           43,343            32,896         34,779

   Data Processing and other fees                       286,164           274,849          266,523            76,016         96,767

  Federal and other insurance premiums                  195,867           221,419          216,983           187,567        183,339

  Supplies, telephone, and postage                      130,270           117,359          119,783            88,628         87,030

  Other                                                 190,803           216,985          226,942           134,316        174,439
                                                     ----------        ----------       ----------        ----------     ----------
        Total non-interest expenses                  $2,213,201        $2,391,716       $2,451,583        $1,814,699     $1,845,011

Income (loss) before taxes                           $1,526,619        $1,352,545       $1,048,691          $860,690       $673,582

Income tax benefit (expense)                           $570,309          $492,118         $329,168          $278,143       $209,575
                                                       --------          --------         --------          --------       --------

      Net income                                       $956,310          $860,427         $719,523          $582,547       $464,007
                                                       ========          ========         ========          ========       ========

Source: Richmond Savings Bank, S.S.B., Financial Statements

                                 Exhibit II-3
                         COMPOSITION OF LOAN PORTFOLIO
                               At March 31, 1996


                                       FIXED & ADJUSTABLE RATE
- -----------------------------------------------------------------
              TYPE OF LOAN                  AMOUNT       PERCENT
              ------------                  ------       -------
- -----------------------------------------------------------------
Loans secured by 1-4 family residential       $56,520       81.36%
properties
- -----------------------------------------------------------------
Construction and land development             $ 1,895        2.73%
- -----------------------------------------------------------------
Loans secured by multi-family dwellings       $ 1,596        2.30%
of five or more units
- -----------------------------------------------------------------
Home Equity Lines of Credit                   $ 5,574        8.02%
- -----------------------------------------------------------------
Consumer loans                                $ 2,257        3.25%
- -----------------------------------------------------------------
Loans secured by deposit accounts             $   759        1.09%
- -----------------------------------------------------------------
Home improvement Loans                        $   870        1.25%
- -----------------------------------------------------------------
          Total Loans                         $69,471       100.0%
- -----------------------------------------------------------------

Source: Richmond Savings Bank, S.S.B., Financial Statements

                                 Exhibit II-4
                       DESCRIPTION OF OFFICE FACILITIES
                               At March 31, 1996


- --------------------------------------------------------------------------
    LOCATION          OWNERSHIP               NET BOOK VALUE OF PROPERTY
    --------          ---------               --------------------------
  YEAR OPENED                                 OR IMPROVEMENTS AT 3/31/96
  -----------                                 --------------------------
- --------------------------------------------------------------------------
Main Office       Land and building                               $281,372
1956
- --------------------------------------------------------------------------
Plaza Branch      Lease                                           $  6,649
1965
- --------------------------------------------------------------------------
Ellerbe           Land and building                               $ 38,907
1978
- --------------------------------------------------------------------------
Southern Pines    Land and building                               $743,225
1987
- --------------------------------------------------------------------------
Laurinburg        Lease                                                N/A
1989
- --------------------------------------------------------------------------

Source:  Richmond Savings Bank, S.S.B., Financial Statements and Records

                                 Exhibit II-5
                       DIRECTORS AND EXECUTIVE OFFICERS
                         RICHMOND SAVINGS BANK, S.S.B.

       --------------------------------------------------------
                   NAME                     POSITION
               YEAR OF BIRTH             DIRECTOR SINCE
       --------------------------------------------------------
       Russell E. Bennett           Director
       1926                         1967-1970, 1982
       --------------------------------------------------------
       R. Larry Campbell            Director and President
       1944                         1990
       --------------------------------------------------------
       Buena Vista Coggin           Director
       1928                         1978
       --------------------------------------------------------
       Joe M. McLaurin              Director
       1926                         1978
       --------------------------------------------------------
       John T. Page, Jr.            Director and Vice Chairman
       1924                         1975
       --------------------------------------------------------
       W. Jesse Spencer             Director
       1921                         1988
       --------------------------------------------------------
       Dr. J. Stanley Vetter        Director and Chairman
       1928                         1970
       --------------------------------------------------------
       E. E. Vuncannon, Jr.         Director
       1928                                           1969
       --------------------------------------------------------

       Source:  Richmond Savings Bank, S.S.B., Internal Documents

                                 EXHIBIT III-1
                            PROFITABILITY ANALYSIS
                  FOR THE TWELVE MONTHS ENDED MARCH 31, 1996

                                                                      Net Interest
                                                         Net Interest  Income Aft.         G&A  Net Interest        Core       Net
                                  Return on   Return on       Income/   Provision/    Expense/       Income/     Income/  Interest
                                 Avg Assets  Avg Equity    Avg Assets   Avg Assets  Avg Assets   G&A Expense  Avg Assets    Margin
Institution                             (%)         (%)           (%)          (%)         (%)           (%)         (%)       (%)
RICHMOND SAVINGS
NINE MONTHS ENDED 3/31/96              0.67        7.39          3.01         2.97        2.66        112.84        0.50      2.66

COMPARATIVE GROUP:
  Maximum                              1.48        9.78          4.06         3.97        3.33        250.60        1.51      4.17
  Minimum                              0.74        3.69          3.15         3.16        1.38        109.90        0.58      3.31
  Average                              1.17        6.61          3.71         3.68        1.96        183.70        1.16      3.85
  Median                               1.17        7.04          3.71         3.67        1.95        186.53        1.21      3.83

First Ashland Financial Corp           0.86        3.69          3.15         3.16        2.05        154.05        0.85      3.31
First Savings Financial Corp             NA          NA            NA           NA        1.86            NA          NA        NA
Green Street Financial Corp.             NA          NA            NA           NA        1.43            NA          NA        NA
Home Savings Bank of Siler City          NA          NA            NA           NA        1.38            NA          NA        NA
KS Bancorp, Inc.                       1.14        6.85          3.76         3.71        2.03        185.75        1.16      4.01
Piedmont Bancorp, Inc.                 1.35        7.23          4.06         3.97        2.15        188.68        1.38      4.17
First Savings Bancorp, Inc             1.48        5.68          3.61         3.61        1.44        250.60        1.51      3.68
Scotland Bancorp, Inc                  1.25        8.52          3.75         3.73        2.00        187.31        1.25      3.87
Stone Street Bancorp, Inc.             1.40        9.78          3.97         3.94        1.90        209.63        1.40      4.12
SouthFirst Bancshares, Inc.            0.74        4.52          3.66         3.63        3.33        109.90        0.58      3.79

                                 EXHIBIT III-2
                          INCOME AND EXPENSE ANALYSIS
                  FOR THE TWELVE MONTHS ENDED MARCH 31, 1996

                                                                 As a Percent of Average Assets
                                                              Net                             Real       Loan          Amortization
                                     Interest  Interest  Interest  Loan    Other     Gain   Estate       Loss      G&A           of
                                       Income   Expense    Income  Fees   Income  On Sale  Expense  Provision  Expense  Intangibles
Institution                               (%)       (%)       (%)   (%)      (%)      (%)      (%)        (%)      (%)          (%)
RICHMOND SAVINGS:
  NINE MONTHS ENDED 3/31/96              7.32      4.31      3.01  0.00     0.67     0.01     0.00       0.04     2.66         0.00

COMPARATIVE GROUP:
  Maximum                                7.98      4.22      4.06  0.11     0.62     0.09     0.00       0.09     3.33         0.01
  Minimum                                7.00      3.62      3.15  0.00     0.07    (0.06)   (0.01)      0.00     1.44         0.00
  Average                                7.52      3.81      3.71  0.03     0.20     0.00     0.00       0.03     2.13         0.00
  Median                                 7.35      3.67      3.64  0.00     0.11     0.00     0.00       0.01     1.95         0.00

First Ashland Financial Corp             7.00      3.84      3.15  0.03     0.07     0.00    (0.01)      0.00     2.05         0.00
First Savings Financial Corp               NA        NA        NA    NA       NA       NA       NA         NA       NA           NA
Green Street Financial Corp.               NA        NA        NA    NA       NA       NA       NA         NA       NA           NA
Home Savings Bank of Siler Cty             NA        NA        NA    NA       NA       NA       NA         NA       NA           NA
KS Bancorp, Inc.                         7.98      4.22      3.76  0.00     0.15    (0.02)    0.00       0.05     2.03         0.01
Piedmont Bancorp, Inc.                   7.94      3.88      4.06  0.11     0.21    (0.06)    0.00       0.09     2.15         0.00
First Savings Bancorp, Inc.              7.24      3.62      3.61  0.00     0.13    (0.04)    0.00       0.00     1.44         0.00
Scotland Bancorp, Inc                    7.46      3.71      3.75  0.00     0.13     0.00     0.00       0.02     2.00         0.00
Stone Street Bancorp, Inc.               7.60      3.63      3.97  0.05     0.09     0.00     0.00       0.03     1.90         0.00
SouthFirst Bancshares, Inc               7.46      3.79      3.66  0.00     0.62     0.09     0.00       0.03     3.33         0.00

(1) Specific figure was not available. Amount is included in appropriate other income ratio.

                                 EXHIBIT III-3
                             YIELD-COST STRUCTURE
                  FOR THE TWELVE MONTHS ENDED MARCH 31, 1996

                                               Average       Average
                                           Int Earning   Int Bearing
                                               Assets/   Liabilities         Net      Yield on        Cost of      Interest
                                               Average       Average    Interest   Int Earning    Int Bearing         Yield
                                                Assets        Assets    Position        Assets    Liabilities        Spread
Institution                                        (%)           (%)         (%)           (%)            (%)           (%)
RICHMOND SAVINGS:
  NINE MONTHS ENDED 3/31/96                      95.78         86.38         9.4          7.65           4.39          2.66

COMPARATIVE GROUP:
  Maximum                                        98.15         84.56       25.39          8.51           5.48          3.59
  Minimum                                        93.81         72.77       11.93          7.34           4.29          2.29
  Average                                        96.38         79.23       17.16          7.81           4.83          2.98
  Median                                         96.59         80.31       14.04          7.80           4.96          3.01

First Ashland Financial Corp                     95.36         76.09       19.27          7.34           5.05          2.29
First Savings Financial Corp                        NA            NA          NA            NA             NA            NA
Green Street Financial Corp.                        NA            NA          NA            NA             NA            NA
Home Savings Bank of Siler Cty                      NA            NA          NA            NA             NA            NA
KS Bancorp, Inc.                                 93.81         76.93       16.88          8.51           5.48          3.03
Piedmont Bancorp, Inc.                           97.30         78.75       18.56          8.16           4.93          3.23
First Savings Bancorp, Inc.                      98.15         72.77       25.39          7.37           4.98          2.39
Scotland Bancorp, Inc                            96.88         83.62       13.26          7.70           4.43          3.27
Stone Street Bancorp, Inc.                       96.50         84.56       11.93          7.88           4.29          3.59
SouthFirst Bancshares, Inc.                      96.69         81.88       14.81          7.71           4.63          3.08

                                 EXHIBIT III-4
                                 RISK MEASURES
                             AS OF MARCH 31, 1996

                                       NPAs + Loans                                        Loan Loss/    Net Loan         Intangible
                                 NPAs/ 90+ Pst Due/  NPLs/   NPAs/  Reserves/   Reserves/    Reserves  Chargeoffs  Loans/    Assets/
                                Assets       Assets  Loans  Equity      Loans        NPAs        NPLs   Avg Loans  Assets     Equity
Institution                        (%)          (%)    (%)     (%)        (%)         (%)         (%)         (%)     (%)        (%)
RICHMOND SAVINGS (AS OF 3/31/96)  0.18         0.18   0.25    2.01       0.57      224.42      224.42        0.01   71.65       0.00

COMPARATIVE GROUP:
  Maximum                         0.73         1.33   0.89    4.82       0.93      936.92      936.92        0.14   82.02       0.12
  Minimum                         0.00         0.00   0.00    0.00       0.15       17.88       22.04        0.00   49.59       0.00
  Average                         0.23         0.50   0.31    1.19       0.46      227.88      233.32        0.02   66.79       0.01
  Median                          0.16         0.39   0.27    0.90       0.43      160.24      194.16        0.00   68.93       0.00

First Ashland Financial Corp      0.58         1.33   0.66    2.19       0.15       17.88       22.04        0.14   70.56       0.00
First Savings Financial Corp      0.15         0.21   0.31    0.69       0.80      262.37      262.37        0.00   49.59       0.00
Green Street Financial Corp.      0.16         0.16   0.28    1.43       0.19       67.98       67.98        0.00   55.47       0.00
Home Savings Bank of Siler Cty    0.02         1.01   0.03    0.07       0.93          NA          NA        0.00   54.40       0.00
KS Bancorp, Inc.                  0.73         0.73   0.89    4.82       0.37       41.55       41.55        0.00   82.02       0.12
Piedmont Bancorp, Inc.            0.44         0.72   0.61    1.47       0.66      108.24      108.24        0.00   71.44       0.00
First Savings Bancorp, Inc.       0.03         0.03   0.04    0.10       0.35      936.92      936.92        0.00   67.30       0.00
Scotland Bancorp, Inc             0.00         0.00   0.00    0.00       0.50          NA          NA          NA   71.75       0.00
Stone Street Bancorp, Inc.        0.00         0.34   0.00    0.00       0.17          NA          NA          NA   81.03       0.00
SouthFirst Bancshares, Inc.       0.19         0.44   0.25    1.10       0.48      160.24      194.16        0.01   64.33       0.00

                                 EXHIBIT III-5
                               CAPITAL STRUCTURE
                             AS OF MARCH 31, 1996


                           Intangible                                            Tangible   Regulatory    Core Cap/   Total Cap/
                              Assets/    Deposits   Borrowings/     Equity/       Equity/     Tang Cap     Risk-Adj     Risk-Adj
                               Equity      Assets       Assets       Assets   Tang Assets       Assets       Assets       Assets
Institution                       (%)         (%)          (%)          (%)           (%)          (%)          (%)          (%)
- ---------------------------------------------------------------------------------------------------------------------------------
RICHMOND SAVINGS (AS OF 3/31/96) 0.00       89.34         0.00         9.00          9.00         9.44        17.31        18.09
- ---------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE GROUP:
  Maximum                        0.12       88.12        11.01        29.77         29.77        20.00        26.09        64.34
  Minimum                        0.00       58.71         0.00        10.86         10.86        10.86        10.86        12.77
  Average                        0.01       76.03         2.79        20.12         20.12        15.44        17.89        35.10
  Median                         0.00       75.37         0.73        19.72         19.72        14.20        16.71        41.64

First Ashland Financial Corp     0.00       68.18         5.00        26.34         26.34        20.00        20.00        40.93
First Savings Financial Corp     0.00       77.01         0.00        21.89         21.89           NA           NA           NA

First Ashland Financial Corp     0.00       68.18         5.00        26.34         26.34        20.00        20.00        40.93
First Savings Financial Corp     0.00       77.01         0.00        21.89         21.89           NA           NA           NA
Green Street Financial Corp.     0.00       88.12         0.00        10.86         10.86        10.86        10.86        26.44
Home Savings Bank of Siler Cty   0.00       72.80         1.29        24.17         24.17           NA           NA           NA
KS Bancorp, Inc.                 0.12       80.66         3.34        15.16         15.15           NA           NA        12.77
Piedmont Bancorp, Inc.           0.00       58.71        11.01        29.77         29.77           NA        19.49        36.25
First Savings Bancorp, Inc.      0.00       72.76         0.17        26.21         26.21           NA        26.09        64.34
Scotland Bancorp, Inc            0.00       83.51         0.00        14.87         14.87        14.20        14.20        32.75
Stone Street Bancorp, Inc.       0.00       84.77         0.00        14.38         14.38           NA           NA           NA
SouthFirst Bancshares, Inc.      0.00       73.73         7.07        17.55         17.55        16.71        16.71        32.23

                                 EXHIBIT III-6
                              FINANCIAL CONDITION
                             AS OF MARCH 31, 1996


                                                               As a Percent of Total Assets
                                 Total     Mortgage          Investment &     Goodwill &
                              Cash and       Backed   Gross    Foreclosed          Other    Total Borrowings/        Other   Equity/
                           Investments   Securities   Loans   Real Estate    Intangibles Deposits      Assets  Liabilities    Assets
Institution                        (%)          (%)     (%)           (%)            (%)      (%)         (%)          (%)       (%)
- ------------------------------------------------------------------------------------------------------------------------------------
RICHMOND SAVINGS (AS OF 3/31/96  24.81         0.94   72.91          0.00         0.00      89.34        0.00          1.68     9.00
- ------------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE GROUP:
  Maximum                        44.24         9.16   86.11          0.12         0.02      84.32       11.95          2.33    24.19
  Minimum                        12.28         0.00   52.54          0.00         0.00      68.45        0.00          0.48    13.77
  Average                        24.54         2.85   70.63          0.02         0.00      78.17        2.15          1.06    17.37
  Median                         22.05         1.86   72.42          0.00         0.00      79.25        1.21          0.72    15.24

First Ashland Financial Corp     16.80         4.71   75.51          0.12         0.00      72.96        1.20          0.48    20.00

First Ashland Financial Corp     16.80         4.71   75.51          0.12         0.00      72.96        1.20          0.48    20.00
First Savings Financial Corp     44.24         1.22   52.54          0.00         0.00      82.05        1.31          1.43    15.21
Green Street Financial Corp.     20.45         0.00   78.29          0.00         0.00      84.32        0.00          0.71    14.97
Home Savings Bank of Siler Cty   39.38         5.10   54.42          0.00         0.00      72.83        1.29          1.69    24.19
KS Bancorp, Inc.                 15.16         2.15   80.61          0.00         0.02      81.74        3.44          0.73    14.09
Piedmont Bancorp, Inc.           22.39         3.20   72.48          0.00         0.00      68.45       11.95          0.54    19.07
First Savings Bancorp, Inc.      28.24         1.57   68.97          0.03         0.00      75.33        1.22          0.64    22.81
Scotland Bancorp, Inc            24.77         1.08   72.36          0.00         0.00      83.28        0.00          1.45    15.26
Stone Street Bancorp, Inc.       12.28         0.32   86.11          0.00         0.00      83.98        1.14          0.56    14.32
SouthFirst Bancshares, Inc.      21.71         9.16   65.05          0.03         0.00      76.76        0.00          2.33    13.77

                                 EXHIBIT III-7
                                 GROWTH RATES
                             AS OF MARCH 31, 1996

                                   Quarter Ended 3/31/96, Annualized  LTM Ended March 31, 1996
                                   ---------------------------------  ------------------------
                                         Asset    Loan Deposit           Asset    Loan Deposit
                                        Growth  Growth  Growth          Growth  Growth  Growth
                                          Rate    Rate    Rate            Rate    Rate    Rate
Institution                                (%)     (%)     (%)             (%)     (%)     (%)
- -----------
- ----------------------------------------------------------------------------------------------
RICHMOND SAVINGS (ENDED 3/31/96)         14.12    1.84   13.16            7.23    0.50    7.52
- ----------------------------------------------------------------------------------------------

COMPARATIVE GROUP:
  Maximum                                64.49   19.21   10.65           22.20   18.06    7.92
  Minimum                                (2.50) (14.90)  (9.39)           0.00    0.00   (8.00)
  Average                                19.74    5.20    1.14            8.75   11.17    1.55
  Median                                  7.48    5.83    2.39            6.47   10.18    4.36

First Ashland Financial Corp              5.98   12.35   10.65           19.50    9.54    4.54

First Ashland Financial Corp              5.98   12.35   10.65           19.50    9.54    4.54
First Savings Financial Corp             53.95  (14.90)  (8.74)             NA      NA      NA
Green Street Financial Corp.                NA      NA      NA              NA      NA      NA
Home Savings Bank of Siler Cty           64.49   (2.19)  (9.39)             NA      NA      NA
KS Bancorp, Inc.                          7.24   19.21    9.90            6.13   11.14    7.92
Piedmont Bancorp, Inc.                    7.72    6.53    0.80           22.20    6.71   (4.31)
First Savings Bancorp, Inc.              (2.50)   5.13    2.15            2.63   10.31    4.74
Scotland Bancorp, Inc                       NA      NA      NA            0.01   12.36   (1.62)
Stone Street Bancorp, Inc.                  NA      NA      NA            7.56   18.06    7.56
SouthFirst Bancshares, Inc.               1.31   10.24    2.62            3.21   10.04   (8.00)

                                 EXHIBIT III-8
                         Loan Portfolio Distribution
                             As of March 31, 1996


                                              Total        Total          Total      1-4 Family      5+ Family
                                              Gross     Loans in   Construction       Permanent      Permanent
                                              Loans      Process     Mort Loans      Mort Loans     Mort Loans
Institution                                  ($000)       ($000)         ($000)          ($000)         ($000)
RICHMOND SAVINGS (as of 3/31/96)             69,471        (820)         1,895           56,520        *  1596
- ---------------------------------------------------------------------------------------------------------------
Comparative Group:
  Maximum                                   170,321        (403)        15,423          149,191          5,614
  Minimum                                    30,371      (6,350)             0           26,391              0
  Average                                    74,651      (2,519)         2,988           62,533          1,370
  Median                                     67,077           0          1,088           59,248            752

First Ashland Financial Corp              63,841.00     (403.00)          0.00        58,024.00       1,177.00
First Savings Financial Corp              30,618.00          NA         414.00        26,391.00       1,263.00

First Ashland Financial Corp              63,841.00     (403.00)          0.00        58,024.00       1,177.00
First Savings Financial Corp              30,618.00          NA         414.00        26,391.00       1,263.00
Green Street Financial Corp.             119,372.00     (805.00)      2,038.00        96,127.00       5,614.00
Home Savings Bank of Siler Cty            30,371.00          NA         227.00        28,719.00          59.00
KS Bancorp, Inc.                          70,312.00          NA       2,482.00        60,471.00         300.00
Piedmont Bancorp, Inc.                    87,794.00          NA         598.00        65,564.00         327.00
First Savings Bancorp, Inc.              170,321.00          NA       1,438.00       149,191.00       3,149.00
Scotland Bancorp, Inc                     42,003.00          NA         738.00        36,383.00         323.00
Stone Street Bancorp, Inc.                76,509.00          NA       6,524.00        62,730.00       1,486.00
SouthFirst Bancshares, Inc.               55,373.00   (6,350.00)     15,423.00        41,734.00           0.00


                                                  Non-residential                            Total         Total
                                                     (Except Land            Land       Commercial      Consumer
                                                       Mort Loans      Mort Loans            Loans         Loans
Institution                                                ($000)          ($000)           ($000)        ($000)
RICHMOND SAVINGS (as of 3/31/96)                               NA              NA                *        **9460
- -----------------------------------------------------------------------------------------------------------------
Comparative Group:
  Maximum                                                  16,171             116            2,133         3,594
  Minimum                                                      44               0                0            79
  Average                                                   4,236              39              332           982
  Median                                                    1,693               0                0           391

First Ashland Financial Corp                              2,330.0          116.00             0.00      2,597.00
First Savings Financial Corp                             1,679.00              NA             0.00         79.00

First Ashland Financial Corp                             2,330.00          116.00             0.00      2,597.00
First Savings Financial Corp                             1,679.00              NA             0.00         79.00
Green Street Financial Corp.                            16,171.00            1.00             0.00        226.00
Home Savings Bank of Siler Cty                             818.00              NA             0.00        410.00
KS Bancorp, Inc.                                           283.00              NA             0.00        197.00
Piedmont Bancorp, Inc.                                   7,409.00              NA           636.00      1,154.00
First Savings Bancorp, Inc.                             10,655.00              NA             0.00      1,001.00
Scotland Bancorp, Inc                                    1,706.00              NA            74.00        371.00
Stone Street Bancorp, Inc.                               1,260.00              NA         2,133.00        191.00
SouthFirst Bancshares, Inc.                                 44.00            0.00           480.00      3,594.00


* Total includes Multi family residential and commercial
**  Total includes other loans and home equity lines of credit

                                 EXHIBIT III-9
               PUBLIC COMPANIES CONSIDERED FOR COMPARATIVE GROUP
                             REASONS FOR EXCLUSION

                                                                   LTM Return
                                                         Equity /     on Avg.
                                           Total Assets    Assets      Assets  Reason For Exclusion
Ticker    Short Name                             ($000)       (%)         (%)
SELECTED COMPARATIVE INSTITUTIONS
FSBS      First Ashland Financial Corp           90,216     26.34        0.86
FSVF      First Savings Financial Corp           61,303     21.89          NA
GSFC      Green Street Financial Corp.          213,285     10.86          NA
HSSC      Home Savings Bank of Siler Cty         55,489     24.17          NA
KSAV      KS Bancorp, Inc.                       89,871     15.16        1.14
PDB       Piedmont Bancorp, Inc.                124,847     29.77        1.35
SOPN      First Savings Bancorp, Inc.           256,294     26.21        1.48
SSB       Scotland Bancorp, Inc                  57,718     14.87        1.25
SSM       Stone Street Bancorp, Inc.             81,560     14.38        1.40
SZB       SouthFirst Bancshares, Inc.            85,775     17.55        0.74


EXCLUDED INSTITUTIONS
BFSB      Bedford Bancshares, Inc               115,395     16.23        7.34  Lower level of 1-4 family mortgages
BRFC      Bridgeville Savings Bank              216,199      8.69        8.82  Asset size, lower level of 1-4 family mortgages
CBCO      CB Bancorp. Inc                       297,120     21.57        8.84  Asset size, lower level of 1-4 family mortgages
CIBI      Community Investors Bancorp           639,812      7.30        5.56  Asset size, lower level of 1-4 family mortgages
CKFB      CKF Bancorp                         5,058,597      7.05       15.88  Lower level of 1-4 family mortgages
ETFS      East Texas Financial Services         250,658     19.58        5.01  Asset size, lower level of 1-4 family mortgages
FFBS      FFBS BanCorp, Inc                     497,290     17.71        7.44  Asset size, lower level of 1-4 family mortgages
FFEF      FFE Financial Corp                    304,667      8.33       11.06  Asset size, low capital ratio
FFWC      FFW Corp                              138,609     35.80        4.20  Asset size, lower level of 1-4 family mortgages
FKFC      First Kent Financial Corp             361,526      6.55       15.40  Asset size, lower level of 1-4 family mortgages
FLAG      Flag Financial Corp                   334,297     12.59        7.73  Asset size, low capital ratio
FSBC      First Savings Bank, FSB               104,089      5.69       (1.55) Asset size, low capital ratio
FSSB      First FS&LA of San Bernadino           81,073     11.98        7.56  Lower level of 1-4 family mortgages
FUSB      First United Savings Bank, FSB      2,582,977      7.59       10.18  Acquisition company, low capital ratio
GLBK      Glendale Co-Operative Bank            313,681      8.40        5.74  Lower level of 1-4 family mortgages
GWBC      Gateway Bancorp                       558,819      9.07        7.27  No data on 1-4 family mortgages
HBBI      Home Building Bancorp                 338,021      6.04        6.12  No data on 1-4 family mortgages
HHFC      Harvest Home Financial Corp           480,475     16.18        9.40  Asset size, lower level of 1-4 family mortgages
HRBF      Harbor Federal Bancorp, Inc           322,994     25.09        8.21  Asset size, lower level of 1-4 family mortgages
HZFS      Horizon Financial Svcs Corp           265,870     13.09        8.35  Lower level of 1-4 family mortgages
INCB      Indiana Community Bank, SB            138,766     12.06        3.83  Lower level of 1-4 family mortgages
IOWA      Iowa Bancorp, Inc                     198,081     10.47        7.20  Asset size, very high ROAA
IPSW      Ipswich Savings Bank                  594,269     28.08          NA  Asset size, low capital ratio
KSBK      KSB Bancorp, Inc                      233,737     28.42        2.75  Lower level of 1-4 family mortgages, low capital
                                                                               ratio

                                 EXHIBIT III-9
               PUBLIC COMPANIES CONSIDERED FOR COMPARATIVE GROUP
                             REASONS FOR EXCLUSION

                                                                   LTM Return
                                                         Equity /     on Avg.
                                           Total Assets    Assets      Assets  Reason For Exclusion
Ticker    Short Name                             ($000)       (%)         (%)
LAUR      Laurel Bancorp, Inc                   126,884      8.64       17.40  Asset size
LOAN      Horizon Bancorp                       328,615     15.04        1.82  Asset size
LSBI      LSB Financial Corp                    271,700     13.34       11.50  No data on 1-4 family mortgages
MBLF      MBLA Financial Corp                    54,913     11.31        2.18  Asset size
MCBN      Mid-Coast Bancorp, Inc              1,135,188      8.04       10.33  Lower level of 1-4 family mortgages
MFCX      Marshalltown Financial Corp         1,757,048      8.23        7.43  Asset size, lower level of 1-4 family mortgages
MFFC      Milton Federal Financial Corp          70,748     14.90        6.13  Asset size, lower level of 1-4 family mortgages
MFLR      Mayflower Co-operative Bank           454,126      9.69        5.65  Lower level of 1-4 family mortgages
MFSB      Mutual Bancompany                      52,995     24.91        8.79  Asset size
MIFC      Mid-Iowa Financial Corp               177,164      9.34       11.34  Asset size, lower level of 1-4 family mortgages
MIVI      Mississippi View Holding Co           656,855      7.25       18.76  Lower level of 1-4 family mortgages
MORG      Morgan Financial Corp                 111,697     18.86        3.29  Lower level of 1-4 family mortgages
MWBI      Midwest Bancshares, Inc             1,572,683      7.64       15.79  Asset size, lower level of 1-4 family mortgages
NBSI      North Bancshares, Inc                  83,710      6.30       10.34  Lower level of 1-4 family mortgages
NFLS      Newnan Savings Bank                 1,632,305     11.35        9.40  Asset size
NWEQ      Northwest Equity Corp                 324,440      6.06       11.65  Lower level of 1-4 family mortgages
PCBC      Perry County Financial Corp           357,813      5.94        9.53  Market area, no data on 1-4 family mortgages
PTRS      Potters Savings & Loan Co (The)     1,240,882     17.54        9.70  Asset size, low capital ratio
SEAB      Seaboard Bancorp, Inc               1,070,978      7.61       17.25  Asset size, low capital ratio
SFFB      Southern Financial Federal SB         257,908     26.06        5.69  Asset size
SFFC      Statefed Financial Corporation        506,436      5.34        4.07  Lower level of 1-4 family mortgages
SHFC      Seven Hills Financial Corp          1,506,496      6.10        8.67  Lower level of 1-4 family mortgages
SJSB      SJS Bancorp                           359,480     12.75        9.26  Asset size
SMBC      Southern Missouri Bancorp, Inc        426,515      8.38       10.21  Asset size, lower level of 1-4 family mortgages
SSBL      Sulphur Springs Loan & Bldg           110,542     20.35        7.81  Asset size, lower level of 1-4 family mortgages
THBC      Troy Hill Bancorp. Inc                245,892      9.16        6.13  Lower level of 1-4 family mortgages
THIR      Third Financial Corp                  292,153     11.41        4.12  Asset size, lower level of 1-4 family mortgages
TRIC      Tri-County Bancorp, Inc               306,143     15.65        8.86  Lower level of 1-4 family mortgages
TWIN      Twin City Bancorp                     213,254     12.04        7.85  Asset size, lower level of 1-4 family mortgages
UBMT      United Savings Bank, F.A.             195,158     14.78        6.29  Asset size, lower level of 1-4 family mortgages
UNFB      United Financial Bancorp            4,928,989     12.13       13.78  Acquisition company, lower level of 1-4 family
                                                                               mortgages
VAFD      Valley Federal Savings Bank           355,854      8.78       19.48  Asset size, lower level of 1-4 family mortgages
WCFB      Webster City Federal SB, MHC          230,276     15.62        7.77  Asset size, lower level of 1-4 family mortgages

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                              Total   Current     Current
                                             Assets     Stock      Market                Current Price in Relation To
                                     (Most Rec QTR)     Price       Value  Book Value  Tg Bk Value     Assets   QTR EPS   LTM EPS
Institution                  State           ($000)       ($)        ($M)         (%)          (%)        (%)       (x)       (x)
Maximum                                  50,529,586     58.50    3,107.57      236.17       247.70      32.11    150.00    102.17
Minimum                                      35,903      1.25        2.76       12.09        19.78       0.79      0.77      3.05
Average                                   1,342,177     17.86      124.90      107.94       110.89      12.57     16.58     15.59
Median                                      348,731     16.25       39.78      103.84       105.29      10.86     12.50     11.71

Advantage Bancorp, Inc.           WI        973,305    32.000      110.86      122.28       141.91      11.39     12.90     14.04
Abington Savings Bank             MA        460,492    16.000       30.14       98.64       113.56       6.55     10.00     21.92
Anchor BanCorp Wisconsin          WI      1,707,062    30.250      155.06      126.94       130.11       9.08     11.63     11.42
Affiliated Community Bancorp      MA        878,480    17.500       88.53       92.15        92.89      10.55        NA        NA
America First Financial Fund      CA      2,416,953    28.250      169.80      112.28       115.26       7.03      9.17     10.74
Ambanc Holding Co., Inc.          NY        344,856     9.690       52.54          NA           NA         NA        NA        NA
Ahmanson & Company (H.F.)         CA     50,529,586    23.125    2,601.63      111.45       118.77       5.29     14.45     16.52
Albion Banc Corp.                 NY         57,089    16.625        4.33       71.17        71.17       7.59     83.13     23.42
ALBANK Financial Corp             NY      2,970,170    28.875      399.24      123.50       130.89      13.44     14.15     14.96
American Federal Bank             SC      1,345,884    15.125      164.91      154.34       167.68      12.25      9.95     10.43
American National Bancorp         MD        439,005     9.625       38.31       74.67        74.67       8.73     21.88        NA
Andover Bancorp, Inc.             MA      1,110,847    22.000       93.21      109.45       109.45       8.39      9.17      9.91
Ameriana Bancorp                  IN        356,813    14.250       50.32      106.82       106.98      14.10     15.49     15.49
ASB Financial Corp.               OH        109,960    15.250       26.14       97.76        97.76      23.77     22.43        NA
Astoria Financial Corporation     NY      6,620,102    48.250      545.46       92.34       113.24       8.24     11.49     11.71
AmTrust Capital Corp              IN         73,645    10.000        5.75       74.79        75.53       7.81     62.50        NA
Avondale Financial Corp.          IL        610,537    14.000       58.56       87.50        87.50       9.59     15.91        NA
Barrington Bancorp, Inc.          IL         70,204    23.000       15.21      131.50       131.50      21.66        NM     40.35
BankAtlantic Bancorp, Inc.        FL      1,750,689    15.500      164.19      136.20       150.63       9.38     16.15     10.33
First Federal Bancorporation      MN        100,591    14.000       12.08       79.95        79.95      12.00     15.91        NA
Bell Bancorp                      IL      1,926,039    36.750      337.59      111.74       111.74      17.50     31.68     27.43
BostonFed Bancorp, Inc.           MA        640,883    12.375       81.55       83.73        83.73      12.72        NA        NA
Bedford Bancshares, Inc.          VA        115,395    17.310       20.68      104.03       104.03      17.92     13.96     14.31
BFS Bankorp, Inc.                 NY        562,201    36.250       59.26      137.52       137.52      10.54      6.97      7.09
American Bank of Connecticut      CT        476,152    25.250       57.69      129.42       136.63      12.12     10.70     13.29
Bankers Corp.                     NJ      1,901,915    17.000      219.68      117.48       120.14      11.55     13.28     11.26
Bancorp Connecticut, Inc.         CT        383,978    20.250       45.83      106.08       106.08      11.94     13.32     11.07
BankUnited Financial Corp.        FL        638,434     7.750       42.10       73.11        73.11       2.55     12.92      6.80
Bankers First Corporation         GA         56,166    13.750       15.46       97.73        97.73      27.52     22.92     22.18
Bridgeville Savings Bank          PA        173,934     3.000       15.54      132.74       132.74      11.31     12.50     17.65
Brooklyn Bancorp. Inc.            NY        216,199    12.758       15.34       91.40       109.07       7.10     10.99     12.14
Branford Savings Bank             CT      3,004,496    34.125      242.34      116.51       119.86       8.07        NM        NM
Bethel Bancorp                    MB        138,504     9.625       22.10       80.41        80.41      15.96     24.06        NA
Bay View Capital Corp             CA        117,744    10.375        9.26          NA           NA         NA        NA        NA
Bank West Financial Corp          MB        346,468    17.750       34.99      126.33       126.33      10.10      9.24      9.59
Broadway Financial Corp           CA     14,320,600    17.125      842.56      135.59       135.59       5.88     11.27     12.59
Camco Financial Corporation       OH        192,464    18.125       18.83       90.63        90.63       9.79      9.64      9.96
Cal Fed Bancorp, Inc.             CA        363,225     8.500       19.67       36.22        59.11       5.42     30.36     25.00
Capital Savings Bancorp, Inc.     MO        314,139    17.000       27.75      138.32       138.32       8.83     22.37     20.48
Carver Federal Savings Bank       NY        314,812    23.000       41.30      106.53       114.14      13.12     13.37     11.50

                              Current            Tangible        Qtr         Qtr        LTM         LTM                      Deposit
                             Dividend Equity/     Equity/  Return on   Return on   Return on  Return on                    Insurance
                                Yield  Assets Tang Assets Avg Assets  Avg Equity  Avg Assets Avg Equity                       Agency
Institution                       (%)     (%)         (%)        (%)         (%)         (%)        (%) Ticker  Exchange  (BIF/SAIF)
Maximum                          7.93   35.80       35.80      6.56       95.88        5.78     229.68
Minimum                          0.00    3.29      2 2.66     (2.56)     (37.98)      (1.90)    (35.64)
Average                          2.01   12.23     1212.06      0.91        8.84        0.88       9.07
Median                           2.04    9.97      9 9.58      0.87        7.80        0.87       7.73

Advantage Bancorp, Inc.         0.800    9.95      8 8.69      0.94        9.70        0.89       9.50  AADV    NASDAQ    SAIF
Abington Savings Bank           2.500    6.64      5 5.82      0.72       10.40        0.33       4.68  ABBK    NASDAQ    BIF
Anchor BanCorp Wisconsin        1.058    7.16      7 7.00      0.84       11.62        0.89      12.07  ABCW    NASDAQ    SAIF
Affiliated Community Bancorp    2.743   11.30     1111.23      0.06        0.55        0.69       5.90  AFCB    NASDAQ    SAIF
America First Financial Fund    5.664    6.46      6 6.30      0.87       13.32        0.73      11.46  AFFFZ   NASDAQ    SAIF
Ambanc Holding Co., Inc.        0.000    7.90      7 7.90     (0.96)     (11.86)       0.35       4.35  AHCI    NASDAQ    BIF
Ahmanson & Company (H.F.)       3.805    6.05      5 5.77      0.48        7.93        0.41       7.47  AHM     NYSE      SAIF
Albion Banc Corp.               1.846   10.67     1010.67      0.11        1.06        0.31       3.03  ALBC    NASDAQ    SAIF
ALBANK Financial Corp.          1.662   10.88     1010.33      1.01        9.34        0.99       9.09  ALBK    NASDAQ    SAIF
American Federal Bank           2.645    8.16      7 7.56      1.32       15.98        1.28      16.14  AMFB    NASDAQ    SAIF
American National Bancorp       0.000   11.18     1111.18      0.40        3.92        0.18       2.33  ANBK    NASDAQ    SAIF
Andover Bancorp, Inc.           2.182    7.67      7 7.67      0.92       12.06        0.87      11.51  ANDB    NASDAQ    BIF
Ameriana Bancorp                3.938   13.20     1313.19      0.90        6.88        0.93       7.00  ASBI    NASDAQ    SAIF
ASB Financial Corp.             1.967   24.32     2424.32      1.01        4.18        1.04       5.28  ASBP    NASDAQ    SAIF
Astoria Financial Corporation   1.658    8.92      7 7.40      0.69        7.92        0.73       8.01  ASFC    NASDAQ    SAIF
AmTrust Capital Corp.           0.000   10.44     1010.35      0.13        1.14        0.26       2.45  ATSB    NASDAQ    SAIF
Avondale Financial Corp.        0.000   10.96     1010.96      0.62        5.66        0.57       5.97  AVND    NASDAQ    SAIF
Barrington Bancorp, Inc.        1.217   16.47     1616.47      0.04        0.24        0.53       3.20  BABC    NASDAQ    SAIF
BankAtlantic Bancorp, Inc.      1.135    6.89      6 6.27      0.93       13.90        1.07      16.03  BANC    NASDAQ    SAIF
First Federal Bancorporation    0.000   15.01     1515.01      0.70        4.62        0.71       5.79  BDJI    NASDAQ    SAIF
Bell Bancorp                    1.224   15.66     1515.66      0.60        3.77        0.67       4.29  BELL    NASDAQ    SAIF
BostonFed Bancorp, Inc.         0.000   14.15     1414.15      0.33        3.38        0.19       1.88  BFD     AMSE      SAIF
Bedford Bancshares, Inc.        2.080   16.23     1616.23      1.23        7.57        1.25       7.34  BFSB    NASDAQ    SAIF
BFS Bankorp, Inc.               0.000    7.66      7 7.66      1.63       21.76        1.64      23.20  BFSI    NASDAQ    SAIF
American Bank of Connecticut    5.386    9.36      8 8.91      1.20       13.08        0.97      10.71  BKC     AMSE      BIF
Bankers Corp.                   3.294    9.83      9 9.63      0.90        9.20        1.11      11.23  BKCO    NASDAQ    BIF
Bancorp Connecticut, Inc.       4.049   11.25     1111.25      0.94        8.45        1.17      10.67  BKCT    NASDAQ    BIF
BankUnited Financial Corp.      0.000    7.33      7 7.33      0.59        7.95        1.14      15.27  BKUNA   NASDAQ    SAIF
Bankers First Corporation       2.327   28.15     2828.15      1.25        4.24        1.31       4.32  BNKF    NASDAQ    SAIF
Bridgeville Savings Bank        0.000    8.51      8 8.51      0.84        9.86        0.67       8.13  BRFC    NASDAQ    SAIF
Brooklyn Bancorp, Inc.          2.510    8.69      7 7.53      0.84        9.56        0.74       8.82  BRKB    NASDAQ    BIF
Branford Savings Bank           1.758    6.92      6 6.74     (1.15)     (15.63)      (0.15)     (2.11) BSBC    NASDAQ    BIF
Bethel Bancorp                  2.909   19.84     1919.84      0.60        3.06        0.63       3.21  BTHL    NASDAQ    BIF
Bay View Capital Corp.          1.928    4.74      4 4.74      0.45        9.46        0.45       9.18  BVFS    NASDAQ    SAIF
Bank West Financial Corp        2.479    7.99      7 7.99      1.10       13.92        1.08      13.96  BWFC    NASDAQ    SAIF
Broadway Financial Corp.        0.000    6.20      6 6.20      0.71       11.53        0.65      11.14  BYFC    NASDAQ    SAIF
Camco Financial Corporation     1.986   10.80     1010.80      0.99        9.23        0.99       9.23  CAFI    NASDAQ    SAIF
Cal Fed Bancorp, Inc.           0.000    9.63      9 9.20      0.15        1.60        0.20       2.06  CAL     NYSE      SAIF
Capital Savings Bancorp, Inc.   0.000    6.39      6 6.39      0.45        7.07        0.49       7.81  CAPS    NASDAQ    SAIF
Carver Federal Savings Bank     1.913   12.31     1111.59      1.12        8.10        1.29       9.64  CARV    NASDAQ    SAIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                                 Total  Current   Current
                                                Assets    Stock    Market                Current Price in Relation To
                                        (Most Rec QTR)    Price     Value  Book Value  Tg Bk Value  Assets  QTR EPS  LTM EPS
Institution                      State          ($000)      ($)      ($M)         (%)          (%)     (%)      (x)      (x)
Maximum                                     50,529,586    58.50  3,107.57      236.17       247.70   32.11   150.00   102.17
Minimum                                         35,903     1.25      2.76       12.09        19.78    0.79     0.77     3.05
Average                                      1,342,177    17.86    124.90      107.94       110.89   12.57    16.58    15.59
Median                                         348,731    16.25     39.78      103.84       105.29   10.86    12.50    11.71

Cascade Financial Corp.          WA            509,528   28.125     75.17       89.37        89.37   14.75    16.35    13.65
First Midwest Financial, Inc.    IA            199,103   17.250     20.49      112.23       112.23   10.29     7.44     8.98
Calumet Bancorp, Inc.            IL            215,726   14.125     28.02      110.52       110.52   12.99    15.35       NA
CB Bancorp, Inc.                 IN            409,498   17.750     30.88      100.28       100.28    7.54    15.30    10.26
Community Bank Shares            IN          2,786,528   18.125     89.86       99.21       123.38    3.22     7.95    10.60
Community Bankshares, Inc.       NH            297,120   11.500     57.20       89.29        91.78   19.25       NA       NA
Coastal Bancorp, Inc.            TX             79,578   12.000     13.57       78.13        78.13   16.87    18.75       NA
Charter Financial, Inc.          IL            318,191   15.250     29.48       93.10       106.72    9.27    12.30    15.40
CCF Holding Corp                 GA          2,151,421   25.250    115.08      110.07       110.31    5.35    12.88    16.08
Central Co-Operative Bank        MA          6,593,880   38.750    555.69      153.28       168.55    8.43    11.81    10.47
CENFED Financial Corp.           CA            428,352   20.750     56.22      215.47       215.47   13.16    14.02    15.37
Commercial Federal Corporation   NE          3,580,419   17.875    258.22      116.60       125.26    7.21     8.94    11.31
Coastal Financial Corp.          SC            157,766   21.000     26.66      123.60       123.60   16.90    12.50    12.80
Center Financial Corp.           CT          1,257,585   21.625    100.83      117.78       119.28    8.02    77.23    54.06
Community Financial Corp.        VA            761,418   21.000     93.57      149.15       149.15   12.29    11.17    14.19
California Financial Holding     CA            900,549   14.625    109.83      122.08       137.20   12.20    13.06    14.06
CFSB Bancorp, Inc.               MI             85,216   14.750     10.89       89.02        89.02   12.78    10.54       NA
CFX Corporation                  NH            466,208   26.500     70.71      128.77       138.53   15.17    13.52    13.66
Community Investors Bancorp      OH             56,549   19.500     18.04      111.88       111.88   31.91    24.38       NA
Central Jersey Financial         NJ             67,786   10.875     14.38       73.68        73.68   21.22       NA       NA
CKF Bancorp, Inc.                KY            174,142   13.500     38.48       77.05        77.05   23.47    14.06       NA
Classic Bancshares, Inc.         KY          1,455,700   20.250    174.73      127.52       145.89   12.00    16.33    15.23
Cameron Financial Corp           MO            587,064   14.500     70.41       94.40        94.40   11.99    16.48    15.26
Commonwealth Savings Bank, MHC   PA            639,812   33.000     52.69      112.74       117.19    8.24    43.42    22.30
Community Savings, MHC           FL            303,656   12.750     23.97      141.04       141.04    7.89    15.94    15.94
CENIT Bancorp, Inc.              VA          5,058,597   23.625    482.12      135.23       145.56    9.53     8.95     9.05
Covenant Bank for Savings        NJ         13,578,859   32.875  1,479.95      175.24       178.38   10.90       NM    44.43
Collective Bancorp, Inc.         NJ            488,415   20.625     97.80      117.66       117.66   20.02    25.78    27.50
Charter One Financial            OH            311,843   17.750     26.48       91.03       103.92    8.49    40.34    27.31
Conestoga Bancorp, Inc.          NY            328,880   20.810     54.98      116.65       121.91   16.72    28.90    24.77
Cooperative Bankshares, Inc.     NC            222,438   26.750     18.94       77.99        90.40    8.49    18.07    18.20
CSB Financial Corporation        VA          8,251,680   30.000    557.49      133.57       135.93    6.76    15.96    17.54
Circle Financial Corp.           OH             41,231    9.125      9.44       74.19        74.19   22.90       NA       NA
Coast Savings Financial          CA            210,647   13.750     12.80       85.67        85.67    6.08     9.55    12.17
CSB Financial Group, Inc.        IL          2,477,970   35.750    202.06      116.22       134.80    8.15    12.95    20.66
Center Banks Incorporated        NY            270,695   18.250     28.64      115.14       115.14   10.59    12.01    12.25
CitFed Bancorp, Inc.             OH             78,218   14.750     14.23       91.96        92.07   18.19    13.17       NA
Chester Valley Bancorp Inc.      PA            235,289   11.750     46.62       81.60        81.60   19.81       NA       NA
CitiSave Financial Corp          LA            658,373   13.125     65.92      127.55       134.75   10.01     6.19    10.85
Damen Financial Corp.            IL         20,326,620   12.000  1,196.47      132.89       134.23    5.89   150.00    21.05
Dime Financial Corp.             CT          1,186,661   12.750     86.40      131.44       133.79    7.28     7.08     9.11

                                  Current              Tangible         Qtr          Qtr         LTM         LTM
                                 Dividend  Equity/      Equity/   Return on    Return on   Return on   Return on
                                    Yield   Assets  Tang Assets  Avg Assets   Avg Equity  Avg Assets  Avg Equity
Institution                           (%)      (%)          (%)         (%)          (%)         (%)         (%)   Ticker  Exchange
Maximum                              7.93    35.80        35.80        6.56        95.88        5.78      229.68
Minimum                              0.00     3.29         2.66       (2.56)      (37.98)      (1.90)     (35.64)
Average                              2.01    12.23        12.06        0.91         8.84        0.88        9.07
Median                               2.04     9.97         9.58        0.87         7.80        0.87        7.73

Cascade Financial Corp.             0.000    16.51        16.51        0.97         5.92        1.19        7.22   CASB    NASDAQ
First Midwest Financial, Inc.       0.000     9.17         9.17        1.56        16.37        1.50       14.32   CASH    NASDAQ
Calumet Bancorp, Inc.               2.407    11.75        11.75        0.88         7.26        0.91        7.07   CBCI    NASDAQ
CB Bancorp, Inc.                    3.380     7.52         7.52        0.50         6.83        0.76       10.66   CBCO    NASDAQ
Community Bank Shares               2.207     3.29         2.66        0.43        12.48        0.34        9.69   CBIN    NASDAQ
Community Bankshares, Inc.          2.087    21.57        21.11        1.08         8.70        1.08        8.84   CBNH    NASDAQ
Coastal Bancorp, Inc.               3.333    21.60        21.60        0.92         4.27        0.86        6.13   CBSA    NASDAQ
Charter Financial, Inc.             0.000     9.95         8.80        0.75         7.68        0.60        6.40   CBSB    NASDAQ
CCF Holding Corp                    1.426     4.86         4.85        0.43         9.12        0.36        7.46   CCFH    NASDAQ
Central Co-Operative Bank           1.032     5.50         5.02        0.73        13.07        0.82       15.67   CEBK    NASDAQ
CENFED Financial Corp.              2.410     6.11         6.11        1.02        16.60        0.95       15.65   CENF    NASDAQ
Commercial Federal Corporation      1.566     6.18         5.78        0.83        13.54        0.64       10.62   CFB     NYSE
Coastal Financial Corp.             2.095    13.68        13.68        1.37        10.20        1.34       10.20   CFCP    NASDAQ
Center Financial Corp.              2.035     6.81         6.73        0.11         1.56        0.15        2.26   CFCX    NASDAQ
Community Financial Corp.           2.095     8.24         8.24        1.14        13.92        0.92       11.47   CFFC    NASDAQ
California Financial Holding        4.923     9.99         8.99        0.98         9.62        0.91        8.88   CFHC    NASDAQ
CFSB Bancorp, Inc.                  1.085    14.35        14.35        1.11         7.67        1.00        7.39   CFSB    NASDAQ
CFX Corporation                     1.811    11.78        11.04        1.15         9.86        1.11       10.78   CFX     AMSE
Community Investors Bancorp         2.051    28.52        28.52        1.28         4.51        1.32        4.75   CIBI    NASDAQ
Central Jersey Financial            0.000    28.79        28.79        1.00         4.84          NA          NA   CJFC    NASDAQ
CKF Bancorp, Inc.                   2.074    28.26        28.26        1.58         5.59        1.57        6.04   CKFB    NASDAQ
Classic Bancshares, Inc.            2.469     9.41         8.33        0.73         8.04        0.85        8.95   CLAS    NASDAQ
Cameron Financial Corp              4.828    12.71        12.71        0.73         5.71        0.82        6.32   CMRN    NASDAQ
Commonwealth Savings Bank, MHC      1.212     7.30         7.05        0.20         2.80        0.41        5.56   CMSB    NASDAQ
Community Savings, MHC              0.000     8.35         8.35        0.79         9.64        0.72        9.95   CMSV    NASDAQ
CENIT Bancorp, Inc.                 3.386     7.05         6.58        1.07        15.36        1.06       15.88   CNIT    NASDAQ
Covenant Bank for Savings           2.433     6.22         6.12       (1.67)      (27.14)       0.23        3.93   CNSK    NASDAQ
Collective Bancorp, Inc.            0.000    16.25        16.25        0.75         4.67        0.72        4.40   COFD    NASDAQ
Charter One Financial               0.000     9.33         8.27        0.23         2.48        0.32        3.62   COFI    NASDAQ
Conestoga Bancorp, Inc.             1.922    14.33        13.80        0.57         4.04        0.68        4.73   CONE    NASDAQ
Cooperative Bankshares, Inc.        2.542    10.89         9.54        0.49         4.43        0.53        4.46   COOP    NASDAQ
CSB Financial Corporation           0.000     5.06         4.97        0.43         8.70        0.39        8.36   COSB    NASDAQ
Circle Financial Corp.              0.000    30.87        30.87        1.10         5.16          NA          NA   CRCL    NASDAQ
Coast Savings Financial             1.745     7.09         7.09        0.65         9.17        0.51        7.29   CSA     NYSE
CSB Financial Group, Inc.           0.783     7.02         6.11        0.68         9.41        0.44        6.21   CSBF    NASDAQ
Center Banks Incorporated           1.973     9.20         9.20        0.90         9.77        0.89        9.98   CTBK    NASDAQ
CitFed Bancorp, Inc.                2.034    18.28        18.26        1.27         6.99        1.12        8.56   CTZN    NASDAQ
Chester Valley Bancorp Inc.         0.000    24.28        24.28        0.80         3.30          NA          NA   CVAL    NASDAQ
CitiSave Financial Corp             2.133     7.85         7.46        1.66        21.55        0.95       12.82   CZF     AMSE
Damen Financial Corp.               0.000     4.80         4.76        0.04         0.95        0.30        6.56   DFIN    NASDAQ
Dime Financial Corp.                0.000     5.54         5.45        1.12        20.57        0.89       17.19   DIBK    NASDAQ

                                    Deposits
                                    Insurance
                                    Agency
Institution                         (BIF/SAIF)
Maximum
Minimum
Average
Median

Cascade Financial Corp.             SAIF
First Midwest Financial, Inc.       SAIF
Calumet Bancorp, Inc.               SAIF
CB Bancorp, Inc.                    SAIF
Community Bank Shares               SAIF
Community Bankshares, Inc.          BIF
Coastal Bancorp, Inc.               SAIF
Charter Financial, Inc.             SAIF
CCF Holding Corp                    SAIF
Central Co-Operative Bank           BIF
CENFED Financial Corp.              SAIF
Commercial Federal Corporation      SAIF
Coastal Financial Corp.             SAIF
Center Financial Corp.              BIF
Community Financial Corp.           SAIF
California Financial Holding        SAIF
CFSB Bancorp, Inc.                  SAIF
CFX Corporation                     BIF
Community Investors Bancorp         SAIF
Central Jersey Financial            SAIF
CKF Bancorp, Inc.                   SAIF
Classic Bancshares, Inc.            SAIF
Cameron Financial Corp              SAIF
Commonwealth Savings Bank, MHC      SAIF
Community Savings, MHC              SAIF
CENIT Bancorp, Inc.                 SAIF
Covenant Bank for Savings           BIF
Collective Bancorp, Inc.            SAIF
Charter One Financial               SAIF
Conestoga Bancorp, Inc.             SAIF
Cooperative Bankshares, Inc.        SAIF
CSB Financial Corporation           SAIF
Circle Financial Corp.              SAIF
Coast Savings Financial             SAIF
CSB Financial Group, Inc.           SAIF
Center Banks Incorporated           BIF
CitFed Bancorp, Inc.                SAIF
Chester Valley Bancorp Inc.         SAIF
CitiSave Financial Corp             SAIF
Damen Financial Corp.               SAIF
Dime Financial Corp.                BIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                                  Total  Current   Current                                                   Current
                                                 Assets    Stock    Market                    Current Price in Relation to  Dividend
                                         (Most Rec QTR)    Price     Value  Book Value Tg Bk Value  Assets  QTR EPS  LTM EPS   Yield
Institution                        State         ($000)      ($)      ($M)         (%)         (%)     (%)      (x)      (x)     (%)
Maximum                                      50,529,586    58.50  3,107.57      236.17      247.70   32.11  150.00    102.17    7.93
Minimum                                          35,903     1.25      2.76       12.09       19.78    0.79    0.77      3.05    0.00
Average                                       1,342,177    17.86    124.90      107.94      110.89   12.57   16.58     15.59    2.01
Median                                          348,731    16.25     39.78      103.84      105.29   10.86   12.50     11.71    2.04

Dime Bancorp, Inc.                   NY       1,252,642   30.750     93.14      115.25      119.65    7.44   10.25     12.55   0.780
D & N Financial Corp.                MI       4,656,267   23.500    398.86      103.84      105.76    8.57   11.99     18.95   2.043
DS Bancorp, Inc.                     CT         394,787   33.000     90.07      187.61      187.61   22.82   39.29     18.97   1.697
Downey Financial Corp.               CA         831,775   24.000     57.62       91.53       97.48    6.88   10.17     13.11   3.000
Eagle Bancorp, Inc.                  WV         558,315   16.000     49.88      134.34      134.34    8.93    9.09     10.46   3.250
Eastern Bancorp                      VT         207,680   14.500     31.58       97.58       97.77   15.21   11.69     14.65   0.000
Eagle Bancshares                     GA       1,290,670   23.250    104.27      108.80      120.84    8.07    9.38      9.81   3.957
Enterprise Federal Bancorp Bank      OH         255,127   22.500     13.50      102.23      102.23    5.29    9.07      5.29   0.000
Eagle Financial Corp.                CT         224,960   18.250     13.01       91.16       95.45    5.78      NM     38.02   3.507
Equitable Federal Savings            MD         348,731    2.625      2.76       12.09       19.78    0.79    0.77        NA   0.000
Elmira Savings Bank (The)            NY         117,007   15.000     17.90       79.96       79.96   15.30   17.86        NA   1.333
Essex Bancorp, Inc.                  VA         520,842   13.875    113.31      100.69      100.69   22.90   12.85        NA   1.441
East Texas Financial Services        TX         403,842   15.250     47.61       90.45       90.83   11.79   16.58     16.22   1.574
First Bell Bancorp, Inc.             PA         248,537   29.190     19.43       90.93       90.93    7.82    1.07      3.05   1.370
Fidelity Bancorp, Inc.               IL         241,761   18.250     14.92       86.66       86.66    6.30    8.95      9.46   1.534
1ST Bancorp                          IN         140,022   16.000     21.32       88.50       88.69   15.23   19.05     19.05   1.250
Fort Bend Holding Corp.              TX         250,658   17.750     44.60       95.17       95.17   18.64   16.44     18.49   3.380
First Bancshares, Inc.               MO         607,429   19.250     50.62      131.04      131.04    8.33   12.03     13.46   0.000
FCB Financial Corp.                  WI         525,550   10.375    113.88       85.32       85.32   21.67      NA        NA   2.699
First Citizens Financial Corp.       MD       4,139,737   15.750    167.18       85.18       86.78    4.04   49.22     25.82   0.000
First Defiance Financial             OH         808,792   10.375     62.49      103.85      103.85    7.73    9.26      8.50   4.627
FirstFed Financial Corp.             CA       1,480,154   12.000    240.28          NA          NA      NA      NA        NA   2.500
First Essex Bancorp, Inc.            MA          74,874   15.500      7.31       92.93       92.93    9.77   14.35     11.31   0.000
First Colorado Bancorp, Inc.         CO         121,031   19.500     30.83      120.74      120.74   25.47   17.41     17.89   2.051
First Financial Bancorp, Inc.        IL         173,797   23.750     18.63      152.54      152.73   10.72   10.80     11.26   1.684
FFBS BanCorp, Inc.                   MS       1,416,608   20.500    129.77      136.85      137.22    9.14   12.81     13.49   3.122
First Federal Bancorp, Inc.          OH         622,500   21.625     50.24       87.09       91.17    8.07   30.03     21.41   1.850
First Financial Holdings Inc.        SC         621,590   13.875     95.12       99.75      104.09   15.30   15.77     15.42   1.441
FirstFed Bancshares                  IL         277,526   14.000     31.61      221.87      221.87   11.38    9.72      9.46   7.143
First Fed Bncshrs Eau Claire         WI         139,494   28.750     13.63      153.17      153.17    9.77   21.78     17.75   0.000
Fidelity Federal Bancorp             IN         878,778   18.000     46.51       77.65       77.96    5.29   10.47      8.41   3.333
FFE Financial Corp.                  FL         497,290   29.250     83.42       88.18       89.94   16.77   11.99     13.12   2.735
First Federal of East Hartford       CT         179,648   10.500     42.12          NA          NA      NA      NA        NA   3.512
FFVA Financial Corp.                 VA         301,485    2.660     22.42      118.75      118.75    7.44   11.08     13.30   0.000
First FSB Ft Dodge, MHC              LA         779,620   13.250     89.01      107.64      109.05   11.42   18.40     18.15   4.528
F.F.O. Financial Group, Inc.         FL       5,471,108   21.750    645.46      167.69      177.55   11.80    8.63     10.31   2.759
Fidelity FSB of Florida, MHC         FL         319,417   12.500     42.58       81.75       81.75   13.33   28.41     24.51   4.000
First Financial Corp.                WI         304,667   14.500     37.28      146.76      146.76   12.24   12.95     14.50   1.517
FSF Financial Corp.                  MN         213,595   13.500     15.91       78.35       78.35    7.45   11.25     12.86   2.074
First Harrisburg Bancorp             PA         708,384   14.940    128.86       91.15       91.15   18.19      NA        NA   0.000
First Franklin Corporation           OH         341,604   36.500     77.07      158.35      170.16   22.56   14.04     14.20   2.630

                                              Tangible          Qtr         Qtr        LTM          LTM                   Deposits
                                  Equity/      Equity/    Return on   Return on   Return on   Return on                   Insurance
                                   Assets  Tang Assets   Avg Assets  Avg Equity  Avg Assets  Avg Equity                   Agency
Institution                           (%)          (%)          (%)         (%)         (%)         (%) Ticker  Exchange  (BIF/SAIF)
Maximum                             35.80        35.80        6.56       95.88        5.78      229.68
Minimum                              3.29         2.66       (2.56)     (37.98)      (1.90)     (35.64)
Average                             12.23        12.06        0.91        8.84        0.88        9.07
Median                               9.97         9.58        0.87        7.80        0.87        7.73

Dime Bancorp, Inc.                   6.45         6.23        0.75       11.47        0.63        9.95  DME     NYSE      BIF
D & N Financial Corp.                8.25         8.11        0.71        8.84        0.45        5.69  DNFC    NASDAQ    SAIF
DS Bancorp, Inc.                    12.16        12.16        0.57        4.82        1.24       10.71  DSBC    NASDAQ    BIF
Downey Financial Corp.               7.51         7.09        0.71        9.61        0.55        7.58  DSL     NYSE      SAIF
Eagle Bancorp, Inc.                  6.65         6.65        1.06       15.74        0.97       13.77  EBCI    NASDAQ    SAIF
Eastern Bancorp                     15.58        15.55        1.23        7.06        1.12        5.38  EBCP    NASDAQ    SAIF
Eagle Bancshares                     7.42         6.73        0.95       12.56        0.92       12.33  EBSI    NASDAQ    SAIF
Enterprise Federal Bancorp Bank      5.18         5.18        0.63       12.02        1.13       21.89  EFBI    NASDAQ    SAIF
Eagle Financial Corp.                6.34         6.08       (0.03)      (0.39)       0.15        2.37  EGFC    NASDAQ    SAIF
Equitable Federal Savings            6.54         4.11        2.54       76.11        5.78      229.68  EQSB    NASDAQ    SAIF
Elmira Savings Bank (The)           19.13        19.13        0.83        4.25        0.95        5.25  ESBK    NASDAQ    BIF
Essex Bancorp, Inc.                 22.75        22.75        1.66        7.29        1.48        8.38  ESX     AMSE      SAIF
East Texas Financial Services       13.03        12.99        0.74        5.50        0.81        5.58  ETFS    NASDAQ    SAIF
First Bell Bancorp, Inc.             8.60         8.60        6.56       95.88        2.12       38.65  FBBC    NASDAQ    SAIF
Fidelity Bancorp, Inc.               7.27         7.27        0.80       10.82        0.74       10.08  FBCI    NASDAQ    SAIF
1ST Bancorp                         17.21        17.18        0.76        4.37        0.80        4.32  FBCV    NASDAQ    SAIF
Fort Bend Holding Corp.             19.58        19.58        1.11        5.68        0.99        5.01  FBHC    NASDAQ    SAIF
First Bancshares, Inc.               6.36         6.36        0.78       12.29        0.71       11.37  FBSI    NASDAQ    SAIF
FCB Financial Corp.                 25.40        25.40        1.42        5.63        1.13        6.14  FCBF    NASDAQ    SAIF
First Citizens Financial Corp.       4.74         4.66        0.08        1.75        0.16        3.47  FCIT    NASDAQ    SAIF
First Defiance Financial             7.44         7.44        0.84       11.46        0.91       12.83  FDEF    NASDAQ    SAIF
FirstFed Financial Corp.            16.13        15.96        0.91        7.34        0.91        7.29  FED     NYSE      SAIF
First Essex Bancorp, Inc.           10.51        10.51        0.65        5.93        0.88        8.05  FESX    NASDAQ    BIF
First Colorado Bancorp, Inc.        19.74        19.74        1.39        6.90        1.38        6.66  FFBA    NASDAQ    SAIF
First Financial Bancorp, Inc.        7.56         7.55        1.08       15.16        1.04       14.39  FFBI    NASDAQ    SAIF
FFBS BanCorp, Inc.                   6.68         6.66        0.72       10.77        0.72       10.75  FFBS    NASDAQ    SAIF
First Federal Bancorp, Inc.          9.27         8.89        0.30        3.42        0.46        4.67  FFBZ    NASDAQ    SAIF
First Financial Holdings Inc.       15.34        14.79        0.89        5.69        1.10        6.17  FFCH    NASDAQ    SAIF
FirstFed Bancshares                  5.13         5.13        1.30       26.35        1.45       28.84  FFDP    NASDAQ    SAIF
First Fed Bncshrs Eau Claire         6.38         6.38        0.47        7.53        0.57        9.77  FFEC    NASDAQ    SAIF
Fidelity Federal Bancorp             6.81         6.79        0.53        7.72        0.68        9.78  FFED    NASDAQ    SAIF
FFE Financial Corp.                 17.71        17.42        1.32        7.43        1.35        7.44  FFEF    NASDAQ    SAIF
First Federal of East Hartford      16.47        16.47        1.51        9.17        1.49        8.74  FFES    NASDAQ    SAIF
FFVA Financial Corp.                 6.23         6.23        0.69       10.59        0.64        9.17  FFFC    NASDAQ    SAIF
First FSB Ft Dodge, MHC             10.42        10.30        0.62        6.03        0.65        6.22  FFFD    NASDAQ    SAIF
F.F.O. Financial Group, Inc.         7.04         6.67        1.40       20.30        1.17       18.03  FFFG    NASDAQ    SAIF
Fidelity FSB of Florida, MHC        16.29        16.29        0.54        3.08        0.70        3.44  FFFL    NASDAQ    SAIF
First Financial Corp.                8.33         8.33        0.99       12.13        0.91       11.06  FFHC    NASDAQ    SAIF
FSF Financial Corp.                  9.51         9.51        0.70        7.42        0.64        6.70  FFHH    NASDAQ    SAIF
First Harrisburg Bancorp            19.95        19.95        0.63        5.05        0.53        6.08  FFHP    NASDAQ    SAIF
First Franklin Corporation          14.25        13.39        1.63       11.40        1.70       11.45  FFHS    NASDAQ    SAIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                                 Total  Current   Current
                                                Assets    Stock    Market                 Current Price in Relation To
Institution                      State  (Most Rec QTR)    Price     Value  Book Value  Tg Bk Value  Assets  QTR EPS  LTM EPS
                                                ($000)      ($)      ($M)         (%)          (%)     (%)      (x)      (x)
Maximum                                     50,529,586    58.50  3,107.57      236.17       247.70   32.11   150.00   102.17
Minimum                                         35,903     1.25      2.76       12.09        19.78    0.79     0.77     3.05
Average                                      1,342,177    17.86    124.90      107.94       110.89   12.57    16.58    15.59
Median                                         348,731    16.25     39.78      103.84       105.29   10.86    12.50    11.71

Flushing Financial Corp          NY            325,832   17.500     46.15       83.37        83.37   14.17    16.83    15.09
First Federal Financial Corp     KY            153,250   21.750     11.85      137.92       137.92    7.73     5.98     9.26
FFLC Bancorp, Inc.               FL          1,378,589   22.750    122.59      107.26       110.06    8.89    11.38    15.07
First Family Financial Corp.     FL            303,329    7.625     25.61      124.39       124.39    8.44     8.66    10.59
First Palm Beach Bancorp, Inc.   FL            314,413   13.250     30.17      112.48       112.57    9.60    10.69     9.89
Florida First Bancorp, Inc.      FL            102,705   18.875     11.55       87.38        87.38   11.25     8.14    10.26
Fidelity Financial Bankshares    VA            947,270   25.250     75.10      157.13       165.25    7.93    12.63    12.95
First Independence Corp.         KS            439,784   24.250     41.38      113.85       114.44    9.40    13.78    15.85
FirstFederal Financial Svcs      OH            146,028   17.750     13.47       81.72        81.72    9.22     7.92    11.31
First Fed SB of Siouxland, MHC   IA            140,383   18.750     19.48       96.55        96.55   13.87    11.72    12.18
FFW Corp.                        IN            337,749   18.250     39.92       99.08        99.08   11.72    12.33       NM
Wood Bancorp, Inc.               OH            574,457   23.250    120.45      115.38       115.38   20.96    16.61    16.97
First Financial-W. Maryland      MD            135,582    7.000     14.01      143.74       163.55   10.27    14.58    11.86
FFY Financial Corp.              OH            243,450   12.750     23.89       90.88        91.40   10.28    12.26    18.75
First Georgia Holding, Inc.      GA          1,523,949   23.625    195.43      151.15       153.41   12.82    12.57    11.81
Financial Bancorp, Inc.          NY             78,644   20.500     16.85      121.95       121.95   21.43    18.98    20.10
First Indiana Corporation        IN            272,821   18.500     25.16      105.29       105.29    9.22    38.54       NA
First Kent Financial Corp.       OH            138,609   14.000     44.51       89.69        89.69   32.11    23.33       NA
First Keystone Financial         PA            232,105   12.750     24.43      133.79       133.79   10.53    15.94    13.71
Frankfort First Bancorp, Inc.    KY            927,108   20.750     82.43      125.83       151.35    8.89     9.61    10.17
FLAG Financial Corp.             GA            275,676   12.250     53.20       74.38        74.38   19.30    21.88       NA
First Liberty Financial Corp.    GA            501,551   15.750     38.91      119.41       123.14    7.87    10.36     9.32
First Mutual Bancorp, Inc.       IL            514,662   20.250     33.56      113.83       113.83    6.52     8.88       NM
FMS Financial Corporation        NJ            892,167   20.750     84.70      123.29       135.27    9.49    11.04    10.92
Farmers & Mechanics Bank         CT            361,526   14.750     36.09      152.38       152.38    9.98    10.24    10.77
Family Bancorp                   MA            553,467   15.875     72.31       99.65        99.65   13.07    15.88    16.04
First Mutual Savings Bank        WA            277,057   24.250     36.27       93.56        93.56   13.09    15.95    17.96
First Northern Capital Corp.     WI            334,297   15.250     39.30       93.33        98.58   11.76    11.55       NA
Financial Security Corp.         IL            231,649   20.750     17.95      118.78       118.78    7.75    15.26    13.22
Fed One Bancorp                  WV          1,904,253   12.750     93.46       86.38        86.50    4.91    15.94    85.00
First Financial Bancorp          FL            116,966    6.375      4.44       78.90        78.90    3.79    39.84    10.81
First Republic Bancorp           CA            287,465   18.125     22.47       98.67        99.75    7.81    13.73    14.50
First Savings Bank, FSB          NM             90,216   17.750     25.01      105.22       105.22   27.72    31.70       NA
Fidelity Bancorp, Inc.           PA            468,603    4.125     56.71      165.66       165.66   12.10     9.38    10.31
First Ashland Financial Corp.    KY            354,206   19.750     80.99      115.09       115.09   22.86    27.43    24.69
Framingham Savings Bank          MA            597,269   11.750     45.70      106.24       112.23    7.65     7.94    10.31
First Southeast Financial Corp.  SC            945,012   15.000     97.59      108.77       126.05   10.33    11.72    12.00
First State Financial Services   NJ            657,075   14.250     43.64       80.51        80.51    6.54       NM       NA
First Savings Bank, MHC          NJ            453,039   17.750     36.03      119.69       123.35    7.95     8.22     7.72
First Savings Bk of NJ, MHC      NJ            104,089   11.500      3.78       63.75        66.98    3.63     6.25       NM
First Home Savings Bank, FSB     NJ            161,785   15.000     29.76       88.92        88.92   18.39     9.62       NA

                                  Current              Tangible         Qtr         Qtr         LTM         LTM
                                 Dividend  Equity/      Equity/   Return on   Return on   Return on   Return on
                                    Yield   Assets  Tang Assets  Avg Assets  Avg Equity  Avg Assets  Avg Equity
Institution                           (%)      (%)          (%)         (%)         (%)         (%)         (%)   Ticker  Exchange
Maximum                              7.93    35.80        35.80        6.56       95.88        5.78      229.68
Minimum                              0.00     3.29         2.66       (2.56)     (37.98)      (1.90)     (35.64)
Average                              2.01    12.23        12.06        0.91        8.84        0.88        9.07
Median                               2.04     9.97         9.58        0.87        7.80        0.87        7.73

Flushing Financial Corp             1.829    16.99        16.99        0.86        5.01        0.97        5.67   FFIC    NASDAQ
First Federal Financial Corp        0.736     5.61         5.61        1.29       23.78        0.82       16.16   FFKY    NASDAQ
FFLC Bancorp, Inc.                  1.758     8.29         8.10        0.81        9.46        0.64        7.44   FFLC    NASDAQ
First Family Financial Corp.        3.148     6.78         6.78        0.94       14.24        0.83       12.70   FFML    NASDAQ
First Palm Beach Bancorp, Inc.      1.208     8.54         8.53        0.92       10.76        1.00       11.99   FFPB    NASDAQ
Florida First Bancorp, Inc.         2.119    12.87        12.87        1.43       10.85        1.18        8.73   FFPC    NASDAQ
Fidelity Financial Bankshares       1.901     8.08         7.83        1.04       12.81        1.07       12.90   FFRV    NASDAQ
First Independence Corp.            2.969     8.26         8.22        0.68        8.27        0.60        7.46   FFSL    NASDAQ
FirstFederal Financial Svcs         2.704    11.28        11.28        1.18       10.51        0.87        7.67   FFSW    NASDAQ
First Fed SB of Siouxland, MHC      1.920    14.37        14.37        1.16        8.12        1.18        8.22   FFSX    NASDAQ
FFW Corp.                           2.630    11.83        11.83        0.97        8.19       (0.33)      (2.80)  FFWC    NASDAQ
Wood Bancorp, Inc.                  2.581    18.17        18.17        1.24        6.71        1.27        6.74   FFWD    NASDAQ
First Financial-W. Maryland         0.000     8.30         7.36        0.79        9.24        0.89       11.09   FFWM    NASDAQ
FFY Financial Corp.                 2.353    11.31        11.25        0.84        7.08        0.61        4.70   FFYF    NASDAQ
First Georgia Holding, Inc.         2.370     8.48         8.37        1.07       12.60        1.18       14.03   FGHC    NASDAQ
Financial Bancorp, Inc.             3.317    17.58        17.58        1.10        6.26        1.01        5.90   FIBC    NASDAQ
First Indiana Corporation           0.000     8.76         8.76        0.22        2.49        0.42        4.98   FISB    NASDAQ
First Kent Financial Corp.          2.571    35.80        35.80        1.35        3.74        0.99        4.20   FKFC    NASDAQ
First Keystone Financial            2.353     8.92         8.92        0.76        8.11        0.87        9.78   FKFS    NASDAQ
Frankfort First Bancorp, Inc.       2.506     7.88         6.77        1.03       13.18        1.02       13.11   FKKY    NASDAQ
FLAG Financial Corp.                2.286    25.95        25.95        0.90        3.42        0.93        4.50   FLAG    NASDAQ
First Liberty Financial Corp.       1.270     6.59         6.40        0.79       12.18        0.89       13.95   FLFC    NASDAQ
First Mutual Bancorp, Inc.          0.000     5.73         5.73        0.75       13.12       (0.06)      (1.09)  FMBD    NASDAQ
FMS Financial Corporation           1.928     7.70         7.07        0.90       11.85        0.95       12.91   FMCO    NASDAQ
Farmers & Mechanics Bank            1.356     6.55         6.55        1.02       15.34        1.03       15.40   FMCT    NASDAQ
Family Bancorp                      3.780    13.11        13.11        0.84        6.47        0.83        6.43   FMLY    NASDAQ
First Mutual Savings Bank           0.000    13.99        13.99        0.86        6.50        0.75        5.68   FMSB    NASDAQ
First Northern Capital Corp.        3.541    12.59        12.00        1.07        8.46        1.02        7.73   FNGB    NASDAQ
Financial Security Corp.            2.892     6.53         6.53        0.54        8.28        0.64        9.93   FNSC    NASDAQ
Fed One Bancorp                     0.000     5.69         5.68        0.35        5.93        0.07        1.08   FOBC    NASDAQ
First Financial Bancorp             0.000     4.80         4.80        0.15        3.07        0.34        7.76   FPRY    NASDAQ
First Republic Bancorp              1.766     7.91         7.83        0.58        7.36        0.57        7.31   FRC     NYSE
First Savings Bank, FSB             0.000    26.34        26.34        0.83        3.13        0.86        3.69   FSBC    NASDAQ
Fidelity Bancorp, Inc.              2.424     7.31         7.31        1.30       17.42        1.23       16.85   FSBI    NASDAQ
First Ashland Financial Corp.       2.430    19.87        19.87        0.82        4.16        0.92        4.67   FSBS    NASDAQ
Framingham Savings Bank             1.872     7.20         6.84        0.98       14.23        0.74       11.15   FSBX    NASDAQ
First Southeast Financial Corp.     3.333     9.49         8.30        0.92        9.72        0.91       10.02   FSFC    NASDAQ
First State Financial Services      3.509     8.13         8.13       (0.70)      (7.88)       0.04        0.47   FSFI    NASDAQ
First Savings Bank, MHC             2.704     6.64         6.46        1.00       15.20        1.11       17.52   FSLA    NASDAQ
First Savings Bk of NJ, MHC         0.000     5.69         5.43        0.59       10.52       (0.09)      (1.55)  FSNJ    NASDAQ
First Home Savings Bank, FSB        3.000    20.69        20.69        1.80        8.78        1.55       11.42   FSPG    NASDAQ

                                 Deposits
                                 Insurance
                                 Agency
Institution                      (BIF/SAIF)
Maximum
Minimum
Average
Median

Flushing Financial Corp          BIF
First Federal Financial Corp     SAIF
FFLC Bancorp, Inc.               SAIF
First Family Financial Corp.     SAIF
First Palm Beach Bancorp, Inc.   SAIF
Florida First Bancorp, Inc.      SAIF
Fidelity Financial Bankshares    SAIF
First Independence Corp.         SAIF
FirstFederal Financial Svcs      SAIF
First Fed SB of Siouxland, MHC   SAIF
FFW Corp.                        SAIF
Wood Bancorp, Inc.               SAIF
First Financial-W. Maryland      SAIF
FFY Financial Corp.              SAIF
First Georgia Holding, Inc.      SAIF
Financial Bancorp, Inc.          SAIF
First Indiana Corporation        SAIF
First Kent Financial Corp.       SAIF
First Keystone Financial         SAIF
Frankfort First Bancorp, Inc.    SAIF
FLAG Financial Corp.             SAIF
First Liberty Financial Corp.    SAIF
First Mutual Bancorp, Inc.       SAIF
FMS Financial Corporation        SAIF
Farmers & Mechanics Bank         BIF
Family Bancorp                   BIF
First Mutual Savings Bank        BIF
First Northern Capital Corp.     SAIF
Financial Security Corp.         SAIF
Fed One Bancorp                  SAIF
First Financial Bancorp          SAIF
First Republic Bancorp           BIF
First Savings Bank, FSB          SAIF
Fidelity Bancorp, Inc.           SAIF
First Ashland Financial Corp.    SAIF
Framingham Savings Bank          BIF
First Southeast Financial Corp.  SAIF
First State Financial Services   SAIF
First Savings Bank, MHC          SAIF
First Savings Bk of NJ, MHC      SAIF
First Home Savings Bank, FSB     SAIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                                  Total  Current  Current
                                                 Assets    Stock   Market                      Current Price in Relation To
                                         (Most Rec QTR)    Price    Value   Book Value   Tg Bk Value   Assets   QTR EPS   LTM EPS
Institution                       State          ($000)      ($)     ($M)       (%)          (%)          (%)       (x)       (x)
Maximum                                      50,529,586    58.50 3,107.57       236.17        247.70    32.11    150.00    102.17
Minimum                                          35,903     1.25     2.76        12.09         19.78     0.79      0.77      3.05
Average                                       1,342,177    17.86   124.90       107.94        110.89    12.57     16.58     15.59
Median                                          348,731    16.25    39.78       103.84        105.29    10.86     12.50     11.71

First FS&LA of San Bernardino        CA       1,402,477   21.500   141.14       142.67        151.30    10.06     10.14     12.50
Texarkana First Financial Corp.      AR          88,470   13.375    21.05        95.40         95.40    23.79     14.54        NA
First Federal Capital Corp.          WI         594,917   13.625   137.13        89.34         89.34    23.05        NA        NA
Fort Thomas Financial Corp.          KY         388,058   21.500    65.60       173.67        173.95    16.90     10.97     11.56
First SB of Washington Bancorp       WA         240,468   10.125    33.13       113.76        113.76    13.78     28.13        NA
Glacier Bancorp, Inc.                MT      35,118,156   52.125 3,068.67       134.69        143.40     8.74     11.43     13.03
Greater Delaware Valley SB,MHC       PA         278,609   21.500    23.37        89.17         91.57     8.39     16.80     15.36
Golden West Financial                CA         186,357   12.000    37.50       142.52        142.52    20.12     60.00        NA
Glenway Financial Corp.              OH          81,073   20.625    10.80       111.13        111.13    13.32     13.94     15.17
Guaranty Federal SB, MHC             MO          35,903   19.000     4.70        80.20         80.20    13.08     14.84     16.81
GFS Bancorp, Inc.                    IA      14,640,290   17.500   759.50       119.54        130.69     4.87        NM     26.52
Glendale Co-Operative Bank           MA      14,670,463   28.500 1,290.99        83.21        146.53     8.80     16.96     12.45
Glendale Federal Bank, FSB           CA         568,227   25.250    38.21       107.49        107.81     6.72      8.31      9.42
GreenPoint Financial Corp.           NY       2,582,977   11.000   146.18       104.27        104.27     5.66     14.47     13.75
Grove Bank                           MA         658,834   26.500   117.51       186.49        189.83    18.60     12.27     12.10
Greater New York Savings Bank        NY          96,577    8.250     7.58       119.91        119.91     7.85     12.89     11.00
Great Southern Bancorp, Inc.         MO       2,486,256   25.310   377.70       131.55        133.70    15.19     17.10     17.58
Guaranty Financial Corp.             VA         117,706   14.125    27.01        78.00         78.00    22.95     29.43        NA
Great Financial Corporation          KY          66,821   13.560    12.87        79.48         79.48    19.25     22.60        NA
Great American Bancorp               IL          73,409   14.500    17.39        90.63         90.63    23.70     16.48        NA
GFSB Bancorp, Inc.                   NM      44,586,764   22.625 3,107.57       122.83        140.88     6.97      8.57     13.23
Gateway Bancorp, Inc.                KY         313,681   15.000    21.64        82.15         82.15     6.90     12.50     14.42
Great Western Financial              CA         908,248   27.000   132.85       165.44        165.44    14.60     12.27     12.86
Hallmark Capital Corp.               WI         273,008   18.250    23.50       123.48        123.48     8.58     11.41     10.43
Harbor Federal Savings Bk, MHC       FL       1,255,864   18.000   201.79       133.23        142.63    16.07     26.47     21.43
Harleysville Savings Bank            PA       1,472,816   22.750    97.54       104.17        104.79     6.97      9.81     12.17
Harris Savings Bank, MHC             PA          42,954   16.375     5.27        79.37         79.37    12.28     14.62        NA
Haven Bancorp, Inc.                  NY         314,896   14.500    44.87        89.56         89.56    15.57     18.13        NA
Home Building Bancorp                IN         459,961   16.250    37.31       109.43        109.43     8.11     40.63        NM
Home Bancorp                         IN         748,655    9.500    62.82        70.68         70.74     8.39     26.39        NA
Highland Federal Bank FSB            CA         108,172   13.750    30.00        89.81         89.81    27.74        NA        NA
HF Bancorp, Inc.                     CA         558,819   14.500    44.29        87.24         87.51     7.91      9.29     12.83
Harrodsburg First Fin Bancorp        KY         214,615   11.125    28.02       152.40        154.73    13.06     23.18     11.13
HF Financial Corp.                   SD         926,259   14.250   244.99       100.64        100.64    26.45        NA        NA
Home Federal Corp.                   MD          82,651   11.625    12.30        77.50         77.50    14.88     18.16        NA
HFNC Financial Corp.                 NC         718,390   17.750    65.07       120.67        121.33     9.06     23.36     27.73
Hardin Bancorp, Inc.                 MO          70,314   12.750    11.41        87.03         87.03    16.23     21.25     19.03
Home Federal Financial Corp.         CA         175,409   14.750    19.10       107.19        107.19    10.89      9.97     10.03
Harvest Home Financial Corp.         OH         338,021   17.250    19.43        95.20         95.20     5.75     15.97     16.75
Hingham Instit. for Savings          MA         537,949   14.875    77.06        86.03         86.03    14.66     12.40     13.65
HomeCorp, Inc.                       IL         684,230   21.000    56.31       106.01        109.49     8.23     14.19     13.82

                                       Current             Tangible         Qtr         Qtr         LTM        LTM
                                      Dividend  Equity/     Equity/   Return on   Return on   Return on  Return on
Institution                              Yield   Assets Tang Assets  Avg Assets  Avg Equity  Avg Assets Avg Equity
                                           (%)      (%)         (%)         (%)         (%)         (%)        (%)
Maximum                                   7.93    35.80       35.80       6.56       95.88        5.78     229.68
Minimum                                   0.00     3.29        2.66      (2.56)     (37.98)      (1.90)    (35.64)
Average                                   2.01    12.23       12.06       0.91        8.84        0.88       9.07
Median                                    2.04     9.97        9.58       0.87        7.80        0.87       7.73

First FS&LA of San Bernardino            2.605     7.05        6.68       1.02       14.77        0.87      12.86
Texarkana First Financial Corp.          1.869    24.93       24.93       1.49        5.95        1.32       6.61
First Federal Capital Corp.              1.468    25.79       25.79       1.32        7.05          NA         NA
Fort Thomas Financial Corp.              2.977     9.73        9.72       1.58       16.31        1.58      16.10
First SB of Washington Bancorp           3.556    12.11       12.11       0.51        4.12        0.48       4.10
Glacier Bancorp, Inc.                    0.729     6.49        6.12       0.76       11.93        0.69      10.98
Greater Delaware Valley SB,MHC           3.163     9.41        9.18       0.50        5.23        0.56       5.86
Golden West Financial                    0.000    14.11       14.11       0.36        2.49        0.71       5.22
Glenway Financial Corp.                  1.455    11.98       11.98       0.97        7.92        1.01       7.56
Guaranty Federal SB, MHC                 0.000    16.31       16.31       0.87        5.47        0.78       4.98
GFS Bancorp, Inc.                        0.000     6.31        5.91      (0.28)      (4.54)       0.36       6.02
Glendale Co-Operative Bank               2.807    10.57        6.29       0.52        5.00        1.17       6.96
Glendale Federal Bank, FSB               2.851     6.26        6.24       0.85       13.71        0.77      12.82
GreenPoint Financial Corp.               0.000     7.59        7.59       0.73        9.64        0.74      10.18
Grove Bank                               2.642     9.97        9.82       1.54       15.28        1.64      16.20
Greater New York Savings Bank            0.000     6.55        6.55       0.60        9.09        0.57       9.97
Great Southern Bancorp, Inc.             1.580    11.55       11.38       0.92        7.80        1.00       7.78
Guaranty Financial Corp.                 7.929    29.42       29.42       0.81        2.75        0.68       2.80
Great Financial Corporation              2.950    24.23       24.23       0.89        3.37        1.40       5.85
Great American Bancorp                   2.759    25.17       25.17       1.43        5.44        1.14       5.85
GFSB Bancorp, Inc.                       4.066     6.33        5.65       0.88       14.57        0.59      10.03
Gateway Bancorp, Inc.                    0.000     8.40        8.40       0.55        6.46        0.56       5.74
Great Western Financial                  4.444     8.82        8.82       1.20       13.79        1.18      13.69
Hallmark Capital Corp.                   2.192     6.95        6.95       0.78       11.27        0.87      12.74
Harbor Federal Savings Bk, MHC           3.222    12.06       11.36       0.60        4.99        0.81       6.34
Harleysville Savings Bank                1.758     6.69        6.65       0.73       11.20        0.63       9.27
Harris Savings Bank, MHC                 1.832    14.35       14.35       0.78        5.42        1.05       7.81
Haven Bancorp, Inc.                      0.000    17.39       17.39       0.80        4.62        0.85       5.23
Home Building Bancorp                    0.000     7.41        7.41       0.07        1.30       (0.21)     (4.47)
Home Bancorp                             0.000    11.87       11.86       0.31        2.48          NA         NA
Highland Federal Bank FSB                2.909    28.46       28.46       1.41        4.99          NA         NA
HF Bancorp, Inc.                         2.276     9.07        9.04       0.85        9.53        0.65       7.27
Harrodsburg First Fin Bancorp            1.438     8.57        8.44       0.58        6.78        1.20      15.02
HF Financial Corp.                       0.000    26.29       26.29       0.55        2.59          NA         NA
Home Federal Corp.                       3.441    19.20       19.20       0.77        3.98        0.55       4.35
HFNC Financial Corp.                     1.803     7.50        7.47       0.39        5.27        0.33       4.53
Hardin Bancorp, Inc.                     3.137    18.65       18.65       0.73        3.97        0.88       4.75
Home Federal Financial Corp.             2.169    10.16       10.16       1.12       10.90        1.17      11.11
Harvest Home Financial Corp.             0.000     6.04        6.04       0.37        6.22        0.36       6.12
Hingham Instit. for Savings              0.000    17.04       17.04       1.08        6.25        1.09       6.22
HomeCorp, Inc.                           0.000     7.76        7.53       0.60        7.82        0.62       8.37

                                                                          Deposit
                                                                        Insurance
                                                                           Agency
Institution                                       Ticker  Exchange     (BIF/SAIF)
Maximum
Minimum
Average
Median

First FS&LA of San Bernardino                     FSSB    NASDAQ       SAIF
Texarkana First Financial Corp.                   FTF     AMSE         SAIF
First Federal Capital Corp.                       FTFC    NASDAQ       SAIF
Fort Thomas Financial Corp.                       FTSB    NASDAQ       SAIF
First SB of Washington Bancorp                    FWWB    NASDAQ       SAIF
Glacier Bancorp, Inc.                             GBCI    NASDAQ       SAIF
Greater Delaware Valley SB,MHC                    GDVS    NASDAQ       SAIF
Golden West Financial                             GDW     NYSE         SAIF
Glenway Financial Corp.                           GFCO    NASDAQ       SAIF
Guaranty Federal SB, MHC                          GFED    NASDAQ       SAIF
GFS Bancorp, Inc.                                 GFSB    NASDAQ       SAIF
Glendale Co-Operative Bank                        GLBK    NASDAQ       BIF
Glendale Federal Bank, FSB                        GLN     NYSE         SAIF
GreenPoint Financial Corp.                        GNPT    NASDAQ       BIF
Grove Bank                                        GROV    NASDAQ       BIF
Greater New York Savings Bank                     GRTR    NASDAQ       BIF
Great Southern Bancorp, Inc.                      GSBC    NASDAQ       SAIF
Guaranty Financial Corp.                          GSLC    NASDAQ       SAIF
Great Financial Corporation                       GTFN    NASDAQ       SAIF
Great American Bancorp                            GTPS    NASDAQ       SAIF
GFSB Bancorp, Inc.                                GUPB    NASDAQ       SAIF
Gateway Bancorp, Inc.                             GWBC    NASDAQ       SAIF
Great Western Financial                           GWF     NYSE         SAIF
Hallmark Capital Corp.                            HALL    NASDAQ       SAIF
Harbor Federal Savings Bk, MHC                    HARB    NASDAQ       SAIF
Harleysville Savings Bank                         HARL    NASDAQ       SAIF
Harris Savings Bank, MHC                          HARS    NASDAQ       SAIF
Haven Bancorp, Inc.                               HAVN    NASDAQ       SAIF
Home Building Bancorp                             HBBI    NASDAQ       SAIF
Home Bancorp                                      HBFW    NASDAQ       SAIF
Highland Federal Bank FSB                         HBNK    NASDAQ       SAIF
HF Bancorp, Inc.                                  HEMT    NASDAQ       SAIF
Harrodsburg First Fin Bancorp                     HFFB    NASDAQ       SAIF
HF Financial Corp.                                HFFC    NASDAQ       SAIF
Home Federal Corp.                                HFMD    NASDAQ       SAIF
HFNC Financial Corp.                              HFNC    NASDAQ       SAIF
Hardin Bancorp, Inc.                              HFSA    NASDAQ       SAIF
Home Federal Financial Corp.                      HFSF    NASDAQ       SAIF
Harvest Home Financial Corp.                      HHFC    NASDAQ       SAIF
Hingham Instit. for Savings                       HIFS    NASDAQ       BIF
HomeCorp, Inc.                                    HMCI    NASDAQ       SAIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                               Total Current  Current                                                    Current
                                              Assets   Stock   Market                  Current Price in Relation To     Dividend
                                      (Most Rec QTR)   Price    Value  Book Value  Tg Bk Value  Assets QTR EPS LTM EPS     Yield
Institution                   State           ($000)     ($)     ($M)         (%)          (%)     (%)     (x)     (x)       (%)
Maximum                                   50,529,586   58.50 3,107,57      236.17       247.70   32.11  150.00  102.17      7.93
Minimum                                       35,903    1.25     2.76       12.09        19.78    0.79    0.77    3.05      0.00
Average                                    1,342,177   17.86   124.90      107.94       110.89   12.57   16.58   15.59      2.01
Median                                       348,731   16.25    39.78      103.84       105.29   10.86   12.50   11.71      2.04

HMN Financial, Inc.              MN        1,226,223  13.875   343.40      102.47       102.47   27.85   15.77   15.77     5.766
Hinsdale Financial Corp.         IL          595,016  24.500    54.39      111.62       116.28    9.14    7.38    8.17     2.041
Home Financial Corp.             FL          167,272  13.500    24.87      135.27       135.27   14.86    7.85    9.00     4.444
Home Federal Bancorp             IN          154,218  13.250    24.62       83.91        83.91   15.96   36.81   21.72     3.019
Home Port Bancorp, Inc.          MA          480,475  12.000    78.86      101.35       101.35   16.40   11.11   11.21     2.667
Harbor Federal Bancorp, Inc.     MD          346,865  14.750    22.95       99.06        99.06    6.52   10.54    8.38     1.898
Horizon Financial Corp.          WA          753,577   5.000    13.00       49.60        49.95    1.72    9.62      NM     0.000
Hibernia Savings Bank            MA          354,505  17.000    32.01      114.09       114.79    9.03   11.49   16.04     3.176
Hawthorne Financial Corp.        CA           73,105  15.750     7.06       83.78        83.78   10.16   11.93   15.00     2.032
Haverfield Corporation           OH          737,828  14.375   165.68      107.04       107.04   22.45   22.46   18.20     1.517
Horizon Financial Svcs Corp.     IA          263,740   7.750     9.90       57.97        67.45    3.75    8.81    6.98     2.839
IBS Financial Corp               NJ          720,980  18.500    87.34      123.50       134.94   12.11   11.56   12.17     3.892
Independence Federal Savings     DC          322,994  15.000    83.32      102.81       102.81   25.80   15.00      NA     2.000
Indiana Federal Corporation      IN           90,614  15.000    13.83       97.85        97.85   15.26   25.00   18.99     2.333
Industrial Bancorp               OH          130,586   8.750    10.26      126.81       126.81    7.86    4.86    7.23     2.286
Indiana Community Bank, SB       IN          437,803  14.500    33.50      125.00       125.00    7.65    9.80    9.06     2.207
Ipswich Savings Bank             MA          589,007  16.060   109.66       93.16        93.16   18.62   14.34      NA     1.993
Iroquois Bancorp                 NY        1,281,943  21.375   137.45      149.89       152.35   10.72   10.28   11.25     2.246
ISB Financial Corporation        LA          265,870  22.000    48.30      138.71       138.71   18.17   23.91   17.05     1.364
InterWest Bancorp, Inc.          WA           36,431  12.500     9.51       88.78        88.78   26.09      NA      NA     4.000
Jefferson Bancorp, Inc.          LA        1,176,629  29.000   121.03      137.77       169.89   10.29   15.43   19.46     1.103
Joachim Bancorp, Inc.            MO        1,545,195  33.875   355.85      104.62       104.62   23.03   15.68   17.02     3.542
Jefferson Savings Bancorp        MO          138,766  13.250    16.56       98.95        98.95   11.94   30.11      NA     3.019
JSB Financial, Inc.              NY          198,081   9.500    25.24          NA           NA      NA      NA      NA     4.455
Jacksonville Savings Bank, MHC   IL          594,269  13.250   149.12       89.35        89.35   25.09      NA      NA     1.962
Jacksonville Savings & LA, MHC   TX          355,103  20.500    29.80       81.74        88.02    8.39   15.07   17.37     1.951
Kentucky Enterprise Bancorp      KY           88,274  18.000    12.30       88.71        88.85   13.93   16.07   12.77     3.333
Klamath First Bancorp            OR          125,233  19.375     7.24       85.20        93.10    5.78    4.99    8.18     1.032
Kankakee Bancorp, Inc.           IL           74,186  12.000    16.66       84.51        84.51   22.46   17.65      NA     4.167
KS Bancorp, Inc.                 NC          198,535  14.500    29.77       86.16        86.16   14.99   17.26   16.86     2.759
KSB Bancorp, Inc.                ME          192,654  16.000    24.12      119.58       119.58   12.52    9.76    9.76     2.000
Kentucky First Bancorp, Inc      KY          680,537  24.500    62.52       96.69        96.95    9.19   19.76   19.14     2.449
Landmark Bancshares, Inc.        KS          143,572  14.625    24.39       94.78        94.78   16.99   17.41   17.41     2.735
Laurel Capital Group, Inc.       PA          310,354  10.250    31.18          NA           NA      NA      NA      NA     0.000
Liberty Bancorp, Inc.            IL        3,098,577  44.750   442.76      179.36       179.36   14.29   11.30   12.16     1.609
L & B Financial, Inc.            TX          260,622  14.000    48.27      112.09       112.09   18.52   17.50   17.72     4.571
Little Falls Bancorp, Inc.       NJ          233,737  19.000    64.39       96.94        96.94   27.54   43.18   36.54     0.000
Leader Financial Corp.           TN        1,097,000  14.000   152.75       94.92        95.17   13.92   16.67   15.56     3.143
Leeds Federal Savings Bk, MHC    MD        4,934,900  27.625   686.72      132.37       132.37   14.30   14.69   15.35     1.448
LFS Bancorp Inc.                 KY          126,884  11.250    15.60      149.40       154.75   12.30   13.39   10.04     1.422
Life Bancorp, Inc.               VA           74,647  13.000    17.19       84.03        84.03   23.03   14.13      NA     3.077
                                          Tangible         Qtr         Qtr         LTM         LTM                   Deposit
                              Equity/      Equity/   Return on   Return on   Return on   Return on                   Insurance
                               Assets  Tang Assets  Avg Assets  Avg Equity   Avg Asset  Avg Equity                   Agency
Institution                       (%)          (%)         (%)         (%)         (%)         (%) Ticker  Exchange  (BIF/SAIF)
Maximum                         35.86        35.80       6.56       95.88        5.78      229.68
Minimum                          3.29         2.66      (2.56)     (37.98)      (1.90)     (35.64)
Average                         12.23        12.06       0.91        8.84        0.88        9.07
Median                           9.97         9.58       0.87        7.80        0.87        7.73

HMN Financial, Inc.             25.78        25.78       1.67        6.50        1.72        6.72    HMNF    NASDAQ  SAIF
Hinsdale Financial Corp.         8.19         7.89       1.29       15.93        1.17       15.06    HNFC    NASDAQ  SAIF
Home Financial Corp.            10.99        10.99       1.88       15.85        1.67       14.34    HOFL    NASDAQ  SAIF
Home Federal Bancorp            19.03        19.03       0.44        2.18        0.82        3.77    HOMF    NASDAQ  SAIF
Home Port Bancorp, Inc.         16.18        16.18       1.47        9.14        1.51        9.40    HPBC    NASDAQ  BIF
Harbor Federal Bancorp, Inc.     6.58         6.58       0.67        9.93        0.86       12.76    HRBF    NASDAQ  SAIF
Horizon Financial Corp.          5.17         5.15       0.28        6.60       (1.90)     (35.64)   HRZB    NASDAQ  BIF
Hibernia Savings Bank            7.91         7.87       0.79        9.86        0.58        7.13    HSBK    NASDAQ  BIF
Hawthorne Financial Corp.       12.12        12.12       0.82        6.73        0.71        5.55    HTHR    NASDAQ  SAIF
Haverfield Corporation          20.97        20.97       0.95        4.50        1.22        5.57    HVFD    NASDAQ  SAIF
Horizon Financial Svcs Corp.     6.48         5.62       0.43        6.66        0.54        8.99    HZFS    NASDAQ  SAIF
IBS Financial Corp               9.81         9.06       1.03       10.64        1.02       10.83    IBSF    NASDAQ  SAIF
Independence Federal Savings    25.09        25.09       1.62        6.36        1.42        8.21    IFSB    NASDAQ  SAIF
Indiana Federal Corporation     15.60        15.60       0.58        3.78        0.77        4.97    IFSL    NASDAQ  SAIF
Industrial Bancorp               6.20         6.20       1.74       28.65        1.27       20.77    INBI    NASDAQ  SAIF
Indiana Community Bank, SB       7.27         7.27       0.89       12.57        0.97       14.06    INCB    NASDAQ  SAIF
Ipswich Savings Bank            19.99        19.99       1.31        6.46          NA          NA    IPSW    NASDAQ  BIF
Iroquois Bancorp                 7.15         7.05       1.07       14.92        1.05       14.08    IROQ    NASDAQ  BIF
ISB Financial Corporation       13.09        13.09       0.74        5.75        1.01        8.35    ISBF    NASDAQ  SAIF
InterWest Bancorp, Inc.         29.39        29.39       0.55        2.47        0.68        4.25    IWBK    NASDAQ  SAIF
Jefferson Bancorp, Inc.          6.66         5.47       0.62        9.28        0.61        7.87    JEBC    NASDAQ  SAIF
Joachim Bancorp, Inc.           22.01        22.01       1.54        6.97        1.44        6.67    JOAC    NASDAQ  SAIF
Jefferson Savings Bancorp       12.06        12.06       0.44        3.61        0.41        3.83    JSBA    NASDAQ  SAIF
JSB Financial, Inc.             10.47        10.47       0.81        7.91        0.74        7.20    JSBF    NASDAQ  BIF
Jacksonville Savings Bank, MHC  28.08        28.08       1.40        5.36          NA          NA    JXSB    NASDAQ  SAIF
Jacksonville Savings & LA, MHC  10.26         9.60       0.61        5.69        0.58        5.10    JXVL    NASDAQ  SAIF
Kentucky Enterprise Bancorp     15.71        15.69       0.89        5.32        1.20        7.12    KEBI    NASDAQ  SAIF
Klamath First Bancorp            6.79         6.24       1.08       16.36        0.67       10.33    KFBI    NASDAQ  SAIF
Kankakee Bancorp, Inc.          26.58        26.58       1.17        4.34        0.70        3.97    KNK     AMSE    SAIF
KS Bancorp, Inc.                17.40        17.40       0.84        4.98        0.88        5.04    KSAV    NASDAQ  SAIF
KSB Bancorp, Inc.               10.47        10.47       1.35       12.97        1.35       13.39    KSBK    NASDAQ  BIF
Kentucky First Bancorp, Inc      9.50         9.48       0.51        5.23        0.59        5.46    KYF     AMSE    SAIF
Landmark Bancshares, Inc.       17.92        17.92       1.02        5.63        1.09        5.72    LARK    NASDAQ  SAIF
Laurel Capital Group, Inc.       5.23         4.12         NA          NA        0.18        2.94    LARL    NASDAQ  SAIF
Liberty Bancorp, Inc.            7.97         7.97       1.36       17.28        1.38       17.01    LBCI    NASDAQ  SAIF
L & B Financial, Inc.           16.53        16.53       1.04        6.36        1.03        6.37    LBFI    NASDAQ  SAIF
Little Falls Bancorp, Inc.      28.42        28.42       0.69        2.43        0.77        2.75    LFBI    NASDAQ  SAIF
Leader Financial Corp.          14.67        14.64       0.81        5.49        0.87        5.91    LFCT    NASDAQ  SAIF
Leeds Federal Savings Bk, MHC   10.81        10.81       0.95        8.85        0.93        8.60    LFED    NASDAQ  SAIF
LFS Bancorp Inc.                 8.64         8.37       1.12       12.44        1.53       17.40    LFSB    NASDAQ  SAIF
Life Bancorp, Inc.              27.40        27.40       1.65        6.00        1.35        6.33    LIFB    NASDAQ  SAIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                                     Total    Current     Current
                                                    Assets      Stock      Market
                                            (Most Rec QTR)      Price       Value      Book Value
Institution                    State                ($000)        ($)        ($M)             (%)
Maximum                                         50,529.586      58.50    3,107.57          236,17
Minimum                                             35,903       1.25        2.76           12.09
Average                                          1,342.177      17.86      124.90          107.94
Median                                             348,731      16.25       39.78          103.84

Long Island Bancorp. Inc.        NY                158,973     15.000       14.05            79.32
Horizon Bancorp                  TX                305,637      6.125       25.95           108.41
Logansport Financial Corp        IN                440,940     19.500       46.82            95.59
LSB Financial Corp               IN              1,925.621     26.000      136.36           127.39
Lawrence Savings Bank            MA                176,330     20.125       40.31            94.09
Lakeview Financial               NJ                854,542     33.000       90.47            99.61
MAF Bancorp  Inc.                IL                328,615     12.250       41.82            82.16
Marion Capital Holdings          IN                197,259     22.OOO       30.82           108.75
MASSBANK Corp.                   MA                 55,406     19.375        4.43            91.26
Monterey Bay Bancorp. Inc.       CA                271,700     17.875       37.02            97.62
MBLA Financial Corp.             MO                955,933     21.000       95.13           107.91
Mid-Coast Bancorp. Inc.          ME                220,855     30.000       23.23           141.24
Mid Continent Bancshares Inc.    KS                200,895     14.250       29.61            76.33
Medford Savings Bank             MA                125,312     16.250       22.94           119.05
Meritrus  Savings Bank           LA                164,502     15.750       37.53           105.56
MFB Corp.                        IN                110,680     12.000       10.48            95.92
Marshalltown Financial Corp.     IA                 54,913     21.000        7.00           112.72
Milton Federal Financial Corp.   OH              1,135.188     30.000       94.49           101.63
Mayflower Co-operative Bank      MA              1,204.841     29.500      205.31           166.01
Mutual Bancompany                MO                364,809     15.500       29.47            86.30
Maryland Federal Bancorp         MD                109,385      7.250       12.20           116.56
Magna Bancorp Inc.               MS                 68,334     11.500       11.59            84.56
MidConn Bank                     CT              1,757.048     22.875      142.90            94.33
Mid-Iowa Financial Corp          IA                 70,748     12.250       10.13            96.15
Mississipi View Holding Co.      MN                454,126     17.500       47.69            64.74
MLF Bancorp. Inc.                PA                 52,995     16.000       10.81            86.25
Morgan Financial Corp.           CO                720,318      5.250       22.42            56.57
MSB Bancorp Inc.                 NY                749,218     13.250       49.26            95.88
MSB Financial Inc.               MI                132,964     26.000        9.59            96.91
Mutual Savings Bank              MI                177,164     24.000       19.59           118.46
Metropolitan Bancorp             WA                656,855     30.750       70.53           148.05
Midwest Bancshares Inc.          IA                396,841     15.500       42.63           120.62
Midwest Federal Financial        WI                111,697     15.500       19.10            90.70
North American Savings Bank      MO                137,569     12.750       26.29            89.66
Northbay Financial Corporation   CA                160,656     17.750       25.68           138.02
North Bancshares Inc.            IL                294,183      9.250       23.34            96.35
Northeast Indiana Bancorp        IN                258,216     10.250       17.32            88.59
Newnan Savings Bank FSB          GA                304,574      7.000       31.46            91.50
NHS Financial Inc.               CA              1,140.624     40.625      249.45           115.74
New Hampshire Thrift Bochshrs    NH              1,572.683     33.750      162.45           134.84
NewMil Bancorp. Inc.             CT                 56,552     13.500       12.02            83.49

                                                                                            Current
                                        Current Price In Relation To                       Dividend   Equity/
                                    Tg Bk Value       Assets        QTR EPS     LTM EPS       Yield   Assets
Institution                                 (%)          (%)            (x)         (x)         (%)      (%)
Maximum                                  247.70        32.11         150.00      102.17        7.93    35.80
Minimum                                   19.76         0.79           0.77        3.05        0.00     3.29
Average                                  110.29        12.57          16.58       15.59        2.01    12.23
Median                                   105.29        10.86          12.50       11.71        2.04     9.97

Long Island Bancorp. Inc.                 79.32         9.71          12.50          NA       0.000    11.37
Horizon Bancorp                          108.41         8.49           5.47        8.88       0.000     7.84
Logansport Financial Corp                122.72        10.62           7.74        7.30       1.282    11.11
LSB Financial Corp                       127.39         7.30          10.66        9.89       1.231     5.73
Lawrence Savings Bank                     94.09        22.84          16.23       17.06       3.578    24.28
Lakeview Financial                        99.61        10.59          10.19       10.38       2.667    10.63
MAF Bancorp  Inc.                         83.39        13.40          31.04          NA       0.000    15.04
Marion Capital Holdings                  108.75        15.63          26.19       22.92       1.818    14.37
MASSBANK Corp.                            91.26         8.00          12.75       11.89       2.581     8.77
Monterey Bay Bancorp. Inc.                97.78        13.76           9.31        8.76       2.238    13.34
MBLA Financial Corp.                     119.66         9.72          10.71       10.45       3.238     9.00
Mid-Coast Bancorp. Inc.                  141.24        10.52          11.03       10.99       2.000     7.44
Mid Continent Bancshares Inc.             76.33        14.74          17.81       21.92       0.000    19.31
Medford Savings Bank                     119.05        18.30         101.56       49.24       0.000    15.38
Meritrus  Savings Bank                   105.56        22.82          20.72       20.72       2.540    21.62
MFB Corp.                                 98.12         9.47          11.11       12.63       3.333     9.87
Marshalltown Financial Corp.             112.72        12.75         105.00          NA       0.000    11.31
Milton Federal Financial Corp.               NA         8.17           8.62       10.60       2.133     8.04
Mayflower Co-operative Bank              178.36        17.04           9.97        9.77       2.034    10.26
Mutual Bancompany                        104.17         8.08          12.11       26.72       3.871     9.36
Maryland Federal Bancorp                 116.75        11.15          13.94       13.68       1.103     9.57
Magna Bancorp Inc.                        84.56        16.96           9.91          NA       2.783    20.07
MidConn Bank                              96.52         8.43          11.91       13.62       2.798     8.23
Mid-Iowa Financial Corp                   96.15        14.32          17.01       16.12       1.959    14.90
Mississipi View Holding Co.               65.89         6.27          12.15       12.59       3.429     9.69
MLF Bancorp. Inc.                         86.25        21.49           9.76          NA       2.500    24.91
Morgan Financial Corp.                    56.57         3.11           6.25          NM       0.000     5.50
MSB Bancorp Inc.                         106.08         6.57           9.20       11.32       0.000     6.86
MSB Financial Inc.                        96.91         7.21           4.61        7.67       2.000     7.44
Mutual Savings Bank                      124.35        11.06           8.22       11.88       1.250     9.34
Metropolitan Bancorp                     154.52        10.74           9.98        8.40       2.033     7.25
Midwest Bancshares Inc.                  120.81        10.74          21.53       28.70       2.839     8.91
Midwest Federal Financial                 90.70        17.10          35.23       27.19       2.581    18.86
North American Savings Bank               89.66        20.23          17.71          NA       2.353    22.56
Northbay Financial Corporation           138.89        15.99           8.70        8.45       2.254    11.58
North Bancshares Inc.                     96.56         7.93             NM       71.15       1.730     8.24
Northeast Indiana Bancorp                 88.59         6.71          10.25       14.04       4.878     7.57
Newnan Savings Bank FSB                   91.50        10.33          15.91        5.22       2.857    11.29
NHS Financial Inc.                       115.74        21.87          11.28       13.45       0.788    20.26
New Hampshire Thrift Bochshrs            136.20        10.31           7.15        9.51       2.963     7.64
NewMil Bancorp. Inc.                      83.49        20.45          17.76          NA       3.704    24.49

                                  Tangible         QTR           QTR          LTM  LTM                        Deposit
                                   Equity/    Return as    Return as    Return as  Return as                  Insurance
                               Tang Assets   Avg Assets   Avg Equity   Avg Assets  Avg Equity                 Agency
Institution                            (%)          (%)          (%)          (%)         (%)Ticker  Exchange (BIF/SAIF)
Maximum                              35.80         6.56        95.88         5.78      229.68
Minimum                               2.66        (2.56)      (37.98)       (1.90)     (35.64)
Average                              12.06         0.91         1.84         0.88        9.07
Median                                9.58         0.87         7.80         0.87        7.73

Long Island Bancorp. Inc.            11.37         0.75         6.49         0.87        7.30 LISB   NASDAQ   SAIF
Horizon Bancorp                       7.84         1.63        20.92         1.03       13.59 LOAN   NASDAQ   SAIF
Logansport Financial Corp             8.87         1.38        12.26         1.55       13.34 LOGN   NASDAQ   SAIF
LSB Financial Corp                    5.73         0.76        12.97         0.86       14.64 LSBI   NASDAQ   BIF
Lawrence Savings Bank                24.28         1.45         5.99         1.43        5.83 LSBX   NASDAQ   BIF
Lakeview Financial                   10.63         1.06        10.34         1.04       10.65 LVSB   NASDAQ   SAIF
MAF Bancorp  Inc.                    14.85         0.23         1.54         0.23        1.82 MAFB   NASDAQ   SAIF
Marion Capital Holdings              14.37         0.61         4.22         0.72        4.95 MARN   NASDAQ   SAIF
MASSBANK Corp.                        8.77         0.63         7.17         0.68        7.73 MASB   NASDAQ   BIF
Monterey Bay Bancorp. Inc.           13.32         1.41        10.45         1.68       11.50 MBBC   NASDAQ   SAIF
MBLA Financial Corp.                  8.19         0.98        10.90         1.01       11.52 MBLF   NASDAQ   SAIF
Mid-Coast Bancorp. Inc.               7.44         1.00        13.61         0.99       13.87 MCBN   NASDAQ   SAIF
Mid Continent Bancshares Inc.        19.31         0.82         4.09         0.69        3.40 MCBS   NASDAQ   SAIF
Medford Savings Bank                 15.38         0.17         1.12         0.39        2.55 MDBK   NASDAQ   BIF
Meritrus  Savings Bank               21.62         1.14         5.05         1.19        4.88 MERI   NASDAQ   SAIF
MFB Corp.                             9.67         0.91         8.87         0.85        7.90 MFBC   NASDAQ   SAIF
Marshalltown Financial Corp.         11.31         0.12         1.03         0.22        2.18 MFCX   NASDAQ   SAIF
Milton Federal Financial Corp.          NA         1.01        12.40         0.83       10.33 MFFC   NASDAQ   SAIF
Mayflower Co-operative Bank           9.62         1.74        17.21         1.82       18.84 MFLR   NASDAQ   BIF
Mutual Bancompany                     7.88         0.67         7.15         0.31        3.24 MFSB   NASDAQ   SAIF
Maryland Federal Bancorp              9.56         0.83         8.68         0.85        9.09 MFSL   NASDAQ   SAIF
Magna Bancorp Inc.                   20.07         1.50         7.51         1.32        7.10 MGNL   NASDAQ   SAIF
MidConn Bank                          8.06         0.77         8.30         0.69        7.43 MIDC   NASDAQ   BIF
Mid-Iowa Financial Corp              14.90         0.88         5.79         0.97        6.13 MIFC   NASDAQ   SAIF
Mississipi View Holding Co.           9.54         0.53         5.62         0.55        5.65 MIVI   NASDAQ   SAIF
MLF Bancorp. Inc.                    24.91         2.08         8.29         2.02        8.79 MLFB   NASDAQ   SAIF
Morgan Financial Corp.                5.50         0.46         8.75        (0.24)      (4.65)MORG   NASDAQ   SAIF
MSB Bancorp Inc.                      6.24         0.74        10.59         0.62        9.38 MSBB   NASDAQ   BIF
MSB Financial Inc.                    7.44         1.62        23.33         1.02       14.73 MSBF   NASDAQ   SAIF
Mutual Savings Bank                   8.93         1.47        15.55         1.11       11.34 MSBK   NASDAQ   SAIF
Metropolitan Bancorp                  6.97         1.08        14.46         1.36       18.76 MSEA   NASDAQ   SAIF
Midwest Bancshares Inc.               8.89         0.53         5.95         0.40        4.52 MWBI   NASDAQ   SAIF
Midwest Federal Financial            18.86         0.50         2.61         0.65        3.29 MWFD   NASDAQ   SAIF
North American Savings Bank          22.56         1.15         4.97         1.04        6.39 NASB   NASDAQ   SAIF
Northbay Financial Corporation       11.51         1.87        16.31         1.89       17.69 NBF    AMSE     SAIF
North Bancshares Inc.                 8.22        (0.11)       (1.36)        0.11        1.31 NBSI   NASDAQ   SAIF
Northeast Indiana Bancorp             7.57         0.68         8.84         0.51        6.59 NEIB   NASDAQ   SAIF
Newnan Savings Bank FSB              11.29         0.70         6.15         2.06       20.27 NFSL   NASDAQ   SAIF
NHS Financial Inc.                   20.26         2.05        10.33         1.68        8.94 NHSL   NASDAQ   SAIF
New Hampshire Thrift Bochshrs         7.57         1.48        20.04         1.12       15.79 NHTB   NASDAQ   SAIF
NewMil Bancorp. Inc.                 24.49         1.05         4.38           NA          NA NMSB   NASDAQ   BIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                               Total  Current    Current
                                              Assets    Stock     Market                   Current Price in Relation To
                                      (Most Rec QTR)    Price      Value   Book Value    Tg Bk Value    Assets    QTR EPS    LTM EPS
Institution                     State         ($000)      ($)       ($M)          (%)            (%)       (%)        (%)        (%)
Maximum                                   50,529,586     58.50  3,107.57      236.17          247.70     32.11     150.00     102.17
Minimum                                       35,903      1.25      2.76       12.09           19.78      0.79       0.77       3.05
Average                                    1,342,177     17.86    124.90      107.94          110.89     12.57      16.58      15.59
Median                                       348,731     16.25     39.78      103.84          105.29     10.86      12.50      11.71

N.S. Bancorp, Inc.              IL           675,332    13.750      76.97       101.25         106.84     11.40      14.32     13.75
North Side Savings Bank         NY           515,267    19.750      46.70       107.10         107.10      9.06      12.99      9.68
NS&L Bancorp, Inc.              MO            83,710     7.750       5.41       112.32         112.32      6.47      13.84     15.50
Norwich Financial Corp.         CT            82,976    10.375      10.18        80.05          80.05     12.27      13.65     11.53
Norwalk Savings Society         CT         1,632,305    23.000     269.57       141.89         143.75     16.51      16.91     15.65
Nutmeg Federal S&LA             CT         2,695,288    23.750     283.46       179.38         179.38     10.47       9.28     22.62
Northwest Equity Corp.          WI           370,305    16.250      89.63       112.69         112.77     24.21      23.90     23.55
Northwest Savings Bank, MHC     PA           204,023    21.250      26.00       102.26         102.26     12.74      15.18     14.55
New York Bancorp Inc.           NY           260,814    23.500      27.19        83.30          83.30     10.42         NM    102.17
Ottawa Financial Corp           MI           646,024    13.000      66.32       128.84         135.84     10.27      15.48     16.25
OHSL Financial Corp.            OH           371,365    20.000      67.86       114.29         115.34     18.27      13.51     12.12
OSB Financial Corp.             WI         6,861,800    20.375     786.78       147.32         147.43     11.47      11.07     11.71
Palfed, Inc.                    SC           268,869    12.875      45.03        83.23          83.23     16.75         NA        NA
Pamrapo Bancorp, Inc.           NJ           324,440     8.875      29.98       104.78         113.49      6.36       8.53     10.20
People's Bank, MHC              CT           410,164    20.375      39.78        88.97          96.06      9.70      11.32     11.92
Patriot Bank Corp.              PA            77,318    17.500      14.99        92.94          92.94     19.38      19.02        NA
People's Bancshares, Inc.       MA           259,109     7.750      22.89       104.31         104.31      8.83       5.38      6.46
People's Savings Financial Cp.  CT           122,482    12.875      34.05        91.64          91.64     27.80         NA        NA
Perry County Financial Corp.    MO           189,469    11.500      47.15        80.31          80.31     24.89         NA        NA
Pacific Crest Capital           CA           377,905    14.750      31.43        76.58          77.67      8.53      26.34     30.10
Piedmont Bancorp, Inc.          NC           382,310    13.250      25.88       103.68         104.08      6.77         NM        NM
Peekskill Financial Corp.       NY           279,626    18.750      44.37       104.52         104.52     15.84      10.65     11.36
Permanent Bancorp, Inc.         IN           345,394     6.875      22.55       137.50         138.89      6.53       3.82      8.70
Primary Bank                    NH           935,037    14.750      74.89        77.35          97.94      8.43       9.97     12.83
Peoples Bancorp                 IN           357,813    14.500      23.35       109.77         109.77      6.52      12.08     11.98
Progress Financial Corporation  PA         3,078,669    21.625     366.42       135.49         147.01     11.90       9.65     10.55
PennFed Financial Services,Inc  NJ           825,448     5.250      65.79        92.76          92.76      7.97       1.40      4.13
Pocahontas FS&LA, MHC           AR           194,311    17.375      15.46       103.18         107.12      7.96       9.24     10.47
Peoples Heritage Finl Group     ME           374,180    17.000      34.30        95.72          95.72      9.17      19.32     23.94
Poughkeepsie Savings Bank, FSB  NY           267,272    13.750      78.86       116.43         116.43     29.51      13.22     13.61
Pinnacle Bank                   AL           607,975    17.500      64.85       115.36         123.76     10.67      11.82     11.29
Perpetual Midwest Financial     IA           743,214    27.750      72.93       106.20         106.20      9.81      10.20     11.10
Portsmouth Bank Shares          NH           195,666     9.500      10.74        93.50          93.50      5.49       9.13      9.13
Prime Bancorp, Inc.             PA           114,242    17.750       9.46        84.52          84.52      8.28      10.09     11.38
Progressive Bank, Inc.          NY           177,984    15.125      31.67       141.75         141.75     17.79      22.24     24.01
Palm Springs Savings Bank       CA           453,779    16.000      62.18       115.77         115.77     13.62      12.12     12.31
Potters Savings & Loan Co(The)  OH           312,466    18.750      29.04       141.62         141.62      9.29       8.37      8.84
Pulaski Bank, Savings Bk, MHC   MO           905,709    28.000      89.78       137.93         138.68      9.91      10.77     11.20
Pulse Bancorp                   NJ           659,371    12.125      47.17        88.05          96.54      7.33      11.66     12.90
PVF Capital Corp.               OH           683,090    13.875      55.31        81.19          81.71      8.10      16.52     18.50
Parkvale Financial Corp.        PA           161,231    14.375      25.63        81.44          81.44     15.89      10.57        NA

                              Current                Tangible          Qtr          Qtr          LTM           LTM
                             Dividend   Equity/       Equity/    Return on    Return on    Return on     Return on
                                Yield    Assets   Tang Assets   Avg Assets   Avg Equity   Avg Assets    Avg Equity
Institution                       (%)       (%)          (%)           (%)          (%)          (%)           (%) Ticker
Maximum                          7.93     35.80        35.80          6.56        95.88        $  78        229.68
Minimum                          0.00      3.29         2.66         (2.56)      (37.98)       (1.90)       (35.64)
Average                          2.01     12.23        12.06          0.91         8.84         0.88          9.07
Median                           2.04      9.97         9.58          0.87         7.80         0.87          7.73

N.S. Bancorp, Inc.              2.909     11.26        10.73          0.79         7.01         0.87          7.59 NSBI
North Side Savings Bank         0.000      8.46         8.46          0.71         8.31         0.99         11.65 NSBK
NS&L Bancorp, Inc.              0.000      6.30         6.30          0.65        10.86         0.61         10.34 NSLB
Norwich Financial Corp.         3.470     14.06        14.06          0.84         5.67         1.15          7.49 NSSB
Norwalk Savings Society         2.609     11.35        11.21          0.98         8.55         1.07          9.40 NSSY
Nutmeg Federal S&LA             3.368      5.83         5.83          1.17        20.03         0.49          7.90 NTMG
Northwest Equity Corp.          1.969     21.48        21.48          1.01         4.48         1.08          4.62 NWEQ
Northwest Savings Bank, MHC     3.576     12.48        12.48          0.88         7.03         0.97          7.62 NWSB
New York Bancorp Inc.           2.383     12.51        12.51         (1.03)       (8.10)        0.11          0.83 NYB
Ottawa Financial Corp           0.000      7.97         7.59          0.68         8.59         0.64          8.54 OFCP
OHSL Financial Corp.            4.500     15.99        15.86          1.35         8.48         1.49          9.71 OHSL
OSB Financial Corp.             3.534      8.02         8.01          1.12        13.88         1.09         13.97 OSBF
Palfed, Inc.                    0.621     20.13        20.13          0.33         4.32         0.51          5.39 PALM
Pamrapo Bancorp, Inc.           2.254      6.06         5.63          0.84        13.06         0.81         11.65 PBCI
People's Bank, MHC              4.319     10.90        10.18          0.87         7.92         0.84          7.84 PBCT
Patriot Bank Corp.              1.714     20.86        20.86          0.93         4.50         1.00          5.18 PBIX
People's Bancshares, Inc.       0.000      8.47         8.47          1.58        18.17         1.34         16.02 PBKB
People's Savings Financial Cp.  3.107     30.35        30.35          1.33         8.13         1.25          8.97 PBNB
Perry County Financial Corp     0.000     30.98        30.98          0.89         3.84           NA            NA PCBC
Pacific Crest Capital           1.356     11.14        11.00          0.35         3.10         0.33          2.75 PCCI
Piedmont Bancorp, Inc.          0.000      6.53         6.51         (2.56)      (37.98)       (0.25)        (3.61)PDB
Peekskill Financial Corp.       2.987     15.16        15.16          1.48         9.82         1.42          9.49 PEEK
Permanent Bancorp, Inc.         0.000      4.75         4.70          1.74        40.32         0.76         18.62 PERM
Primary Bank                    0.000     10.03         8.10          0.83         8.15         0.71          6.33 PETE
Peoples Bancorp                 5.241      5.94         5.94          0.57         9.57         0.57          9.53 PFDC
Progress Financial Corporation  2.960      8.79         8.15          1.26        14.41         1.17         13.67 PFNC
PennFed Financial Services, Inc 1.905      8.59         8.59          6.00        78.13         2.06         28.48 PFSB
Pocahontas FS&LA, MHC           4.144      7.71         7.45          0.87        11.32         0.77         10.29 PFSL
Peoples Heritage Finl Group     1.765      9.58         9.58          0.48         4.85         0.41          3.99 PHBK
Poughkeepsie Savings Bank, FSB  4.279     25.36        25.36          2.67        10.83         2.31          9.23 PKPS
Pinnacle Bank                   3.886      9.25         8.68          0.94        10.04         1.00         11.27 PLE
Perpetual Midwest Financial     2.883      9.24         9.24          0.99        10.54         0.95         10.04 PMFI
Portsmouth Bank Shares          1.263      5.87         5.87          0.61        10.69         0.62         11.18 POBS
Prime Bancorp, Inc.             1.239      9.79         9.79          0.83         8.53         0.74          7.88 PSAB
Progressive Bank, Inc.          5.289     12.55        12.55          0.78         6.37         0.72          6.09 PSBK
Palm Springs Savings Bank       4.375     11.76        11.76          1.18        10.05         1.15          9.93 PSSB
Potters Savings & Loan Co(The)  0.000      6.56         6.56          1.19        18.34         1.14         18.41 PTRS
Pulaski Bank, Savings Bk, MHC   1.857      7.18         7.15          0.97        14.00         0.95         13.97 PULB
Pulse Bancorp                   2.969      8.33         7.65          0.64         7.80         0.61          7.44 PULS
PVF Capital Corp.               0.000      9.97         9.91          0.50         4.92         0.46          4.39 PVFC
Parkvale Financial Corp.        0.000     19.52        19.52          1.45         7.26         1.45          8.09 PVSA

                                           Deposit
                                           Insurance
                                           Agency
Institution                     Exchange   (BIF/SAIF)
Maximum
Minimum
Average
Median

N.S. Bancorp, Inc.              NASDAQ     SAIF
North Side Savings Bank         NASDAQ     BIF
NS&L Bancorp, Inc.              NASDAQ     SAIF
Norwich Financial Corp.         NASDAQ     BIF
Norwalk Savings Society         NASDAQ     BIF
Nutmeg Federal S&LA             NASDAQ     SAIF
Northwest Equity Corp.          NASDAQ     SAIF
Northwest Savings Bank, MHC     NASDAQ     SAIF
New York Bancorp Inc.           NYSE       SAIF
Ottawa Financial Corp           NASDAQ     SAIF
OHSL Financial Corp.            NASDAQ     SAIF
OSB Financial Corp.             NASDAQ     SAIF
Palfed, Inc.                    NASDAQ     SAIF
Pamrapo Bancorp, Inc.           NASDAQ     SAIF
People's Bank, MHC              NASDAQ     BIF
Patriot Bank Corp.              NASDAQ     SAIF
People's Bancshares, Inc.       NASDAQ     BIF
People's Savings Financial Cp.  NASDAQ     BIF
Perry County Financial Corp     NASDAQ     SAIF
Pacific Crest Capital           NASDAQ     BIF
Piedmont Bancorp, Inc.          AMSE       SAIF
Peekskill Financial Corp.       NASDAQ     SAIF
Permanent Bancorp, Inc.         NASDAQ     SAIF
Primary Bank                    NASDAQ     BIF
Peoples Bancorp                 NASDAQ     SAIF
Progress Financial Corporation  NASDAQ     SAIF
PennFed Financial Services, Inc NASDAQ     SAIF
Pocahontas FS&LA, MHC           NASDAQ     SAIF
Peoples Heritage Finl Group     NASDAQ     BIF
Poughkeepsie Savings Bank, FSB  NASDAQ     SAIF
Pinnacle Bank                   AMSE       SAIF
Perpetual Midwest Financial     NASDAQ     SAIF
Portsmouth Bank Shares          NASDAQ     BIF
Prime Bancorp, Inc.             NASDAQ     SAIF
Progressive Bank, Inc.          NASDAQ     BIF
Palm Springs Savings Bank       NASDAQ     SAIF
Potters Savings & Loan Co(The)  NASDAQ     SAIF
Pulaski Bank, Savings Bk, MHC   NASDAQ     SAIF
Pulse Bancorp                   NASDAQ     SAIF
PVF Capital Corp.               NASDAQ     SAIF
Parkvale Financial Corp.        NASDAQ     SAIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                              Total Current   Current                                                        Current
                                             Assets   Stock    Market                Current Price in Relatio               Dividend
                                     (Most Rec QTR)   Price     Value   Book Value  Tg Bk Value  Assets  QTR EPS   LTM EPS     Yield
Institution                   State          ($000)     ($)      ($M)          (%)          (%)     (%)      (x)       (x)       (%)
Maximum                                  50,529,586   58.50  3,107.57       236.17       247.70   32.11   150.00    102.17      7.93
Minimum                                      35,903    1.25      2.76        12.09        19.78    0.79     0.77      3.05      0.00
Average                                   1,342,177   17.86    124.90       107.94       110.89   12.57    16.58     15.59      2.01
Median                                      348,731   16.25     39.78       103.84       105.29   10.86    12.50     11.71      2.04

PennFirst Bancorp, Inc.         PA        1,240,882  43.000    262.73       124.35       124.35   21.81    11.81     12.61     1.860
Quaker City Bancorp, Inc.       CA          354,810  21.000     31.34       118.91       122.02    8.83    11.67     12.88     2.857
QCF Bancorp, Inc.               MN        4,111,153  23.375    315.89       114.47       118.41    7.68    11.03     11.08     2.053
Queens County Bancorp, Inc.     NY          871,814   8.625     35.07        72.91        72.91    4.02       NM        NM     0.000
Raritan Bancorp Inc.            NJ        1,197,137  14.875    137.23        87.40        91.82   11.46    12.40     13.40     3.092
RCSB Financial Inc.             NY        9,013,061  18.500    778.86       174.53       185.37    8.62       NM     18.69     3.351
RedFed Bancorp Inc.             CA        2,904,623  25.250    239.38       110.36       110.36    8.24     9.42     11.48     2.218
Reliance Bancorp, Inc.          NY          204,794  15.250     32.87       145.52       165.58   16.05    13.62     13.99     1.311
Roosevelt Financial Group       MO          200,246  16.500     24.95        89.58        89.58   12.46    18.75     17.74     3.636
TR Financial Corp.              NY          169,685  15.750     28.11       132.69       132.69   16.57   131.25        NA     2.540
Riverview Savings Bank, MHC     WA        1,886,084  40.750    212.64       109.25       109.25   11.27     3.90      7.65     1.865
Suburban Bancorporation, Inc.   OH           43,939  16.500     12.87        98.80        98.80   29.30    27.50     18.33     3.636
SB of the Finger Lakes, MHC     NY          372,140   6.250     12.44        92.87        93.28    3.34     7.81        NA     0.000
Boston Bancorp (The)            MA        3,301,444  58.500    566.41        98.67        98.67   17.16    17.21     20.60     1.026
S. Carolina Community Bancshrs  SC       13,275,608  41.375  1,290.29       140.83       165.37    9.72    10.66     11.18     1.837
Suncoast Savings and Loan       FL          365,307  20.250     30.01        93.32       108.70    8.22    12.05     12.50     3.111
Security Capital Corporation    WI          166,529  12.310     18.40        75.85        75.85   11.05    15.39        NA     0.000
Standard Federal Bancorp        MI           73,903  17.000     13.95        94.76        94.76   18.88    16.35     16.67     2.353
Security Bancorp                MT          559,049  12.625     66.53        92.02        92.29   11.90       NA        NA     0.000
SFS Bancorp, Inc.               NY          363,480  16.750     21.44        81.35        81.91    5.90    13.09     12.50     1.910
Statefed Financial Corporation  IA          458,294  12.750     44.36       109.63       112.83    9.68     8.85      8.85     3.137
Statewide Financial Corp.       NJ          293,007   8.875     24.21        72.51        72.51    8.26    36.98        NA     0.000
SuburbFed Financial Corp.       IL          332,121  20.500     47.34        99.42        99.42   14.25    14.64     15.30     1.951
Security First Corp.            OH           45,401  14.500      7.78        80.82        80.82   17.13    40.28     48.33     2.207
SGV Bancorp, Inc.               CA        1,070,978  17.190     88.90       110.19       110.19    8.30     3.01        NA     0.000
First Shenango Bancorp, Inc.    PA          143,857  18.500     17.62       100.00       100.00   12.25    17.79        NA     2.162
Seven Hills Financial Corp.     OH          159,470  14.000     24.12        90.85        90.85   15.13    19.44     21.21     3.571
SIS Bank                        MA          252,060  14.625     23.91        77.67        77.67    9.48    12.19     15.23     0.000
SJS Bancorp                     MI           76,005  13.000     11.01        77.61        77.61   14.48    54.17        NA     0.000
Southern Missouri Bancorp, Inc  MO          257,908  18.125     67.86       100.97       100.97   26.31    18.88     19.49     3.310
Sho-Me Financial Corp.          MO          506,436   1.250     20.81        77.16        77.16    4.11    15.63     20.83     0.000
Sobieski Bancorp, Inc.          IN        4,116,679  24.125    452.34       117.74       118.14   10.99    12.83     12.97     1.658
First Savings Bancorp, Inc.     NC          110,757  11.625     16.91        74.90        75.73   15.27       NA        NA     3.011
Somerset Savings Bank           MA          492,097  19.750     49.98       121.61       124.37   10.16    10.29     10.62     2.228
St. Paul Bancorp, Inc.          IL        1,203,689  27.500    164.06       118.53       124.10   13.83    10.11     11.46     1.455
Southern Banc Company, Inc      AL        2,081,228  14.750    254.36        92.48        92.53   12.48    14.75     15.05     2.169
Strongsville Savings Bank       OH        1,506,496  13.750     74.40       112.80       140.45    4.94    13.75     13.75     0.000
St. Francis Capital Corp.       WI        8,078,287  10.750    513.18       145.27       231.68    6.35     9.95     10.75     0.781
Standard Financial, Inc.        IL          359,480  27.500     54.87       119.77       119.77   15.26    11.85     14.03     3.927
Sterling Financial Corp.        WA          426,515  20.625     38.16       106.15       114.33    8.95     9.38     11.33     4.848
Sovereign Bancorp, Inc.         PA           85,775  11.750     10.14        67.37        67.37   11.82    14.69        NA     4.255

                                           Tangible          Qtr          Qtr         LTM          LTM                    Deposit
                              Equity/       Equity/    Return on    Return on    Return on    Return on                   Insurance
                               Assets   Tang Assets   Avg Assets   Avg Equity   Avg Assets   Avg Equity                   Agency
Institution                       (%)           (%)          (%)          (%)          (%)          (%) Ticker  Exchange  (BIF/SAIF)
Maximum                         35.80         35.80         6.56        95.88         5.78       229.68
Minimum                          3.29          2.66        (2.56)      (37.98)       (1.90)      (35.64)
Average                         12.23         12.06         0.91         8.84         0.88         9.07
Median                           9.97          9.58         0.87         7.80         0.87         7.73

PennFirst Bancorp, Inc.         17.54         17.54         1.79         9.98         1.72         9.70 PWBC    NASDAQ    SAIF
Quaker City Bancorp, Inc.        7.43          7.25         0.87        11.19         0.80        10.53 QCBC    NASDAQ    SAIF
QCF Bancorp, Inc.                9.03          8.81         1.00        10.45         1.05        10.73 QCFB    NASDAQ    SAIF
Queens County Bancorp, Inc.      5.51          5.51        (2.09)      (36.86)       (0.86)      (15.05)QCSB    NASDAQ    BIF
Raritan Bancorp Inc.            13.12         12.57         0.91         6.85         1.00         6.52 RARB    NASDAQ    BIF
RCSB Financial Inc.              5.51          5.25        (0.10)       (2.03)        0.49         9.93 RCSB    NASDAQ    BIF
RedFed Bancorp Inc.              6.87          6.87         0.88        12.99         0.76        10.65 REDF    NASDAQ    SAIF
Reliance Bancorp, Inc.          11.03          9.83         1.20        11.07         1.21        11.26 RELY    NASDAQ    SAIF
Roosevelt Financial Group       13.49         13.49         0.65         4.86         0.70         5.20 RFED    NASDAQ    SAIF
TR Financial Corp.              12.49         12.49         0.13         1.08         0.13         1.06 ROSE    NASDAQ    BIF
Riverview Savings Bank, MHC     10.32         10.32         2.81        29.78         1.38        18.16 RVSB    NASDAQ    SAIF
Suburban Bancorporation, Inc.   29.65         29.65         1.00         3.34         1.50         4.95 SBCN    NASDAQ    SAIF
SB of the Finger Lakes, MHC      6.89          6.87         0.72        11.34         0.34         6.15 SBFL    NASDAQ    SAIF
Boston Bancorp (The)            17.21         17.21         1.01         5.82         0.89         4.96 SBOS    NASDAQ    BIF
S. Carolina Community Bancshrs   6.90          5.94         0.93        13.98         0.93        13.93 SCCB    NASDAQ    SAIF
Suncoast Savings and Loan        8.81          7.66         0.71         8.32         0.69         8.17 SCSL    NASDAQ    SAIF
Security Capital Corporation    14.57         14.57         0.68         4.76         0.53         5.07 SECP    NASDAQ    SAIF
Standard Federal Bancorp        19.92         19.92         1.15         5.69         1.17         5.71 SFB     NYSE      SAIF
Security Bancorp                12.94         12.90         0.35         2.65           NA           NA SFBM    NASDAQ    SAIF
SFS Bancorp, Inc.                7.25          7.21         0.49         6.67         0.54         7.36 SFED    NASDAQ    SAIF
Statefed Financial Corporation   8.83          8.60         1.29        14.87         1.33        15.39 SFFC    NASDAQ    SAIF
Statewide Financial Corp.       11.40         11.40         0.22         1.83         0.15         1.62 SFIN    NASDAQ    SAIF
SuburbFed Financial Corp.       14.34         14.34         0.97        6.84          0.96         6.74 SFSB    NASDAQ    SAIF
Security First Corp.            21.20         21.20         0.41        1.96          0.36         1.67 SFSL    NASDAQ    SAIF
SGV Bancorp, Inc.                7.61          7.61         2.90       41.48          1.16        17.25 SGVB    NASDAQ    SAIF
First Shenango Bancorp, Inc.    12.25         12.25         0.69        5.56          0.68         5.67 SHEN    NASDAQ    SAIF
Seven Hills Financial Corp.     16.66         16.66         0.78        4.51          0.75         4.20 SHFC    NASDAQ    SAIF
SIS Bank                        12.29         12.29         0.83        6.59          0.78         5.46 SISB    NASDAQ    BIF
SJS Bancorp                     18.66         18.66         0.27        1.44          0.50         2.91 SJSB    NASDAQ    SAIF
Southern Missouri Bancorp, Inc  26.06         26.06         1.53        5.84          1.47         5.69 SMBC    NASDAQ    SAIF
Sho-Me Financial Corp.           5.34          5.34         0.32        6.04          0.21         4.07 SMFC    NASDAQ    SAIF
Sobieski Bancorp, Inc.           9.33          9.30         0.93        9.73          0.90         9.86 SOBI    NASDAQ    SAIF
First Savings Bancorp, Inc.     20.38         20.20         0.44        2.96            NA           NA SOPN    NASDAQ    SAIF
Somerset Savings Bank            8.35          8.18         1.00       11.98          1.03        12.07 SOSA    NASDAQ    BIF
St. Paul Bancorp, Inc.          11.48         11.03         1.36       11.77          1.22        11.04 SPBC    NASDAQ    SAIF
Southern Banc Company, Inc      13.50         13.49         0.83        5.98          0.88         5.97 SRN     AMSE      SAIF
Strongsville Savings Bank        6.10          5.27         0.49        8.20          0.49         8.67 SSBK    NASDAQ    SAIF
St. Francis Capital Corp.        5.29          3.82         0.80       14.98          0.78        14.95 STFR    NASDAQ    SAIF
Standard Financial, Inc.        12.75         12.75         1.38       10.67          1.26         9.26 STND    NASDAQ    SAIF
Sterling Financial Corp.         8.38          7.83         0.99       12.25          0.83        10.21 STSA    NASDAQ    SAIF
Sovereign Bancorp, Inc.         17.55         17.55         0.78        4.45          0.74         4.52 SVRN    NASDAQ    SAIF

                                 EXHIBIT IV-1
                              ALL PUBLIC THRIFTS
                             SELECTED MARKET DATA
                              AS OF MAY 17, 1996

                                             Total  Current   Current                                                        Current
                                            Assets    Stock    Market             Current Price in Relation To              Dividend
                                    (Most Rec QTR)    Price     Value  Book Value  Tg Bk Value    Assets  QTR EPS   LTM EPS    Yield
Institution                   State         ($000)      ($)      ($M)         (%)          (%)       (%)      (x)       (x)      (%)
Maximum                                 50,529.586    58.50  3,107.57      236.17       247.70     32.11   150.00   102.17      7.93
Minimum                                     35,903     1.25      2.76       12.09        19.78      0.79     0.77     3.05      0.00
Average                                  1,342,177    17.86    124.90      107.94       110.89     12.57    16.58    15.59      2.01
Median                                     348,731    16.25     39.78      103.84       105.29     10.86    12.50    11.71      2.04

Southwest Bancshares          IL           214,076   10.000     11.58       87.18        91.83      5.41     8.33       NM     0.000
Sandwich Co-operative Bank    MA         7,239,911   35.000  1,246.16      236.17       247.70     17.21    12.50    20.83     1.786
SouthFirst Bancshares, Inc.   AL            79,913   13.250     14.15       79.96        79.96     17.71    12.74    13.25     3.019
Tolland Bank                  CT           156,875   28.875     32.80      117.91       117.91     20.91    16.04    16.22     2.355
TCF Financial Corp.           MN            81,841   13.375     11.50       88.69        89.17     14.05    15.92       NA     0.000
Troy Hill Bancorp, Inc.       PA           490,358   14.250     64.46       83.43        83.43     13.14    15.49    17.17     2.246
Third Financial Corp.         OH           110,542   12.000     19.44       86.39        86.39     17.59       NA       NA     1.667
Three Rivers Financial Corp.  MI            65,766   18.125     11.61       86.06        86.06     17.66    18.13    17.77     2.759
TF Financial Corporation      PA           514,218   14.125    125.89      129.11       132.26     24.48    14.71       NA     2.478
Tappan Zee Financial, Inc.    NY           328,426   13.000     55.02       89.10        89.10     16.75    14.13       NA     3.846
Tri-County Bancorp, Inc.      WY           102,543   17.000     15.27      107.12       107.12     14.89    14.17       NA     3.765
Trenton SB, MHC               NJ           104,213   18.000     22.02       90.96        90.96     21.13    14.52    13.53     4.778
Teche Holding Co.             LA           246,918    8.000     24.52      118.34       118.34      9.93     9.09    10.13     2.500
Twin City Bancorp             TN           698,962    8.125     40.28       98.13        98.13      5.76    25.39    33.85     1.969
United Savings Bank, F.A.     MT           122,083   33.000     12.02      120.04       120.04      9.84    23.57    26.83     1.818
United Federal Savings Bank   NC           719,919   11.375     63.88      120.50       125.28      8.87     8.62     7.95     0.527
Virginia Beach Fed. Financial VA        21,633,278   28.250  1,862.78      136.80       155.65      8.61     9.81    10.91     2.973
Valley Federal Savings Bank   AL           245,892   20.750     29.53      131.00       131.00     11.99    21.61    21.61     4.241
Virginia First Financial      VA           292,153   22.500     35.05      105.14       105.19     12.00    20.09    25.57     1.778
Washington Mutual Inc.        WA         3,219,670   28.310    228.68      118.60       121.61      7.10    26.21    12.31     2.261
Wayne Savings & Loan Co. MHC  OH           306,143   27.750     49.54      104.05       104.05     16.28    14.76    13.03     2.450
WFS Bancorp, Inc.             KS            96,538   12.250     25.73      119.63       119.63     26.65    25.52    24.50     4.898
Webster Financial Corporation CT           213,254   20.000     35.56      138.41       138.41     16.67    19.23    18.02     1.800
Westco Bancorp                IL           195,158   10.625     23.24       80.55        80.55     11.91    14.76       NA     0.000
Webster City Federal SB, MHC  IA         3,222,798   19.500    478.99      160.89           NA     14.86    12.50    14.44     2.051
Workingmens Capital Holdings  IN           218,278   12.125     19.69      119.69       123.98      9.02     8.19    10.10     3.464
Wells Financial Corp          MN           801,329    7.810     77.19      163.73       163.73      9.63    13.95    14.46     1.536
Westcorp                      CA         4,928,989   20.875    889.12      148.68       156.37     18.04    10.23    11.22     4.216
Winton Financial Corp.        OH         1,024,731   19.000     99.97      107.04       125.99      9.76    13.97    10.92     2.947
1st Washington Bancorp Inc.   VA           231,505   23.000     55.48       91.02        91.02     23.97    13.37    19.49     4.348
Washington Federal, Inc.      WA           355,854   10.625     38.65      123.69       123.69     10.86     6.99     7.64     3.765
Walden Bancorp, Inc.          MA           262,632    5.190     21.90      103.18       103.18      8.34     9.27     9.79     1.927
Western Ohio Financial Corp.  OH         1,218,826    7.750    111.50      152.86       153.16      9.23     4.84     4.21     0.000
Warren Bancorp                MA           585,113   14.375     63.19       81.82        81.82     10.80    14.38    15.63     2.226
Washington Savings Bank, FSB  MD           230,276   20.750     36.03      100.19       100.19     15.65     7.31    13.22     1.928
WSFS Financial Corporation    DE         1,054,864   17.625    106.05      117.58       117.58     10.05     8.16    11.91     3.177
WesterFed Financial Corp.     MT           585,113   15.875     69.78       90.35        90.35     11.93    15.88    17.26     2.016
WVS Financial Corporation     PA           230,276   21.250     36.90      102.61       102.61     16.02     7.48    13.54     1.882
York Financial Corp.          PA         1,054,864   18.500    111.31      123.42       123.42     10.55     8.56    12.50     3.027

                                          Tangible          Qtr          Qtr          LTM          LTM                    Deposit
                             Equity/       Equity/    Return on    Return on     Return on   Return on                    Insurance
                              Assets   Tang Assets   Avg Assets   Avg Equity   Avg Assets   Avg Equity                    Agency
Institution                      (%)           (%)          (%)          (%)          (%)          (%) Ticker   Exchange  (BIF/SAIF)
Maximum                        35.80         35.80         6.56        95.88         5.78       229.68
Minimum                         3.29          2.66        (2.56)      (37.98)       (1.90)      (35.64)
Average                        12.23         12.06         0.91         8.84         0.88         9.07
Median                          9.97          9.58         0.87         7.80         0.87         7.73

Southwest Bancshares            6.20          5.91         0.68        11.06        (0.54)       (8.37)SWBI     NASDAQ    SAIF
Sandwich Co-operative Bank      7.29          6.97         1.40        20.21         0.82        12.49 SWCB     NASDAQ    BIF
SouthFirst Bancshares, Inc.    22.14         22.14         1.26         5.72         1.35         5.79 SZB      AMSE      SAIF
Tolland Bank                   17.73         17.73         1.38         7.78         1.40         7.86 TBK      AMSE      BIF
TCF Financial Corp.            15.84         15.77         0.90         5.68           NA           NA TCB      NYSE      SAIF
Troy Hill Bancorp, Inc.        14.95         14.95         0.85         5.54         0.79         4.99 THBC     NASDAQ    SAIF
Third Financial Corp.          20.35         20.35         0.80         5.80         0.77         7.81 THIR     NASDAQ    SAIF
Three Rivers Financial Corp.   20.52         20.52         0.98         4.82         1.01         4.95 THR      AMSE      SAIF
TF Financial Corporation       18.97         18.60         1.70         9.02         1.73        11.33 THRD     NASDAQ    SAIF
Tappan Zee Financial, Inc.     18.80         18.80         1.12         5.89         1.18         7.91 TPNZ     NASDAQ    SAIF
Tri-County Bancorp, Inc.       13.91         13.91         1.02         7.41         1.06         7.68 TRIC     NASDAQ    SAIF
Trenton SB, MHC                23.23         23.23         1.45         6.27         1.49         6.96 TSBS     NASDAQ    BIF
Teche Holding Co.               8.39          8.39         1.08        13.68         1.00        12.75 TSH      AMSE      SAIF
Twin City Bancorp               5.87          5.87         0.23         3.94         0.17         2.99 TWIN     NASDAQ    SAIF
United Savings Bank, F.A.       8.20          8.20         0.41         5.11         0.36         4.61 UBMT     NASDAQ    SAIF
United Federal Savings Bank     7.36          7.10         1.11        14.35         1.22        16.42 UFRM     NASDAQ    SAIF
Virginia Beach Fed. Financial   7.36          6.66         1.03        13.96         0.96        13.28 VABF     NASDAQ    SAIF
Valley Federal Savings Bank     9.16          9.16         0.55         5.99         0.56         6.13 VAFD     NASDAQ    SAIF
Virginia First Financial       11.41         11.40         0.58         5.15         0.47         4.12 VFFC     NASDAQ    SAIF
Washington Mutual Inc.          6.52          6.38         0.28         4.99         0.58        10.70 WAMU     NASDAQ    SAIF
Wayne Savings & Loan Co. MHC   15.65         15.65         1.19         7.64         1.38         8.86 WAYN     NASDAQ    SAIF
WFS Bancorp, Inc.              22.27         22.27         1.03         4.65         1.06         4.85 WBCI     NASDAQ    SAIF
Webster Financial Corporation  12.04         12.04         0.86         7.10         0.94         7.85 WBST     NASDAQ    SAIF
Westco Bancorp                 14.78         14.78         0.76         5.18         0.67         6.29 WCBI     NASDAQ    SAIF
Webster City Federal SB, MHC    9.24            NA         1.25        13.27         1.12        13.11 WCFB     NASDAQ    SAIF
Workingmens Capital Holdings    7.53          7.29         1.10        14.73         0.91        12.33 WCHI     NASDAQ    SAIF
Wells Financial Corp            5.89          5.89         0.70        12.10         0.67        11.99 WEFC     NASDAQ    SAIF
Westcorp                       12.13         11.61         1.79        14.56         1.75        13.78 WES      NYSE      SAIF
Winton Financial Corp.          9.11          7.85         0.75         8.06         0.95        10.58 WFCO     NASDAQ    SAIF
1st Washington Bancorp Inc.    25.77         25.77         1.83         6.96         1.42         4.72 WFSB     NASDAQ    SAIF
Washington Federal, Inc.        8.78          8.78         1.67        19.33         1.54        19.48 WFSL     NASDAQ    SAIF
Walden Bancorp, Inc.            8.08          8.08         0.95        12.31         0.92        12.60 WLDN     NASDAQ    BIF
Western Ohio Financial Corp.    6.03          6.02         1.96        32.63         2.21        45.68 WOFC     NASDAQ    SAIF
Warren Bancorp                 13.20         13.20         0.79         5.95         0.74         5.53 WRNB     NASDAQ    BIF
Washington Savings Bank, FSB   15.62         15.62         2.12        14.03         1.18         7.77 WSB      AMSE      SAIF
WSFS Financial Corporation      8.55          8.55         1.29        15.29         0.92        10.78 WSFS     NASDAQ    BIF
WesterFed Financial Corp.      13.20         13.20         0.79         5.98         0.74         5.53 WSTR     NASDAQ    SAIF
WVS Financial Corporation      15.62         15.62         2.12        14.03         1.18         7.77 WVFC     NASDAQ    SAIF
York Financial Corp.            8.55          8.55         1.29        15.29         0.92        10.78 YFED     NASDAQ    SAIF

                                 EXHIBIT IV-2
                          COMPARATIVE MARKET INDICES
                          --------------------------

                           [LINE GRAPH APPEARS HERE]

                DJIA      THRIFT INDEX
12/31/93      252.548       3,754.090
01/31/94      258.468       3,978.360
02/28/94      249.529       3,832.020
03/31/94      241.573       3,635.960
04/29/94      248.312       3,681.690
05/31/94      263.340       3,758.370
06/30/94      269.584       3,624.960
07/29/94      276.692       3,764.500
08/31/94      287.183       3,913.420
09/30/94      279.687       3,843.190
10/31/94      263.118       3,908.120
11/30/94      245.835       3,739.230
12/30/94      244.727       3,834.440
01/31/95      256.138       3,843.860
02/28/95      276.973       4,011.050
03/31/95      278.404       4,157.690
04/28/95      295.442       4,321.270
05/31/95      307.584       4,465.140
06/30/95      313.454       4,556.100
07/31/95      328.184         4708.47
08/31/95      355.487         4610.56
09/29/95      362.289         4789.08
10/31/95      354.053         4755.48
11/30/95      370.172         5074.49
12/29/95      376.508         5117.12
01/31/96      370.694         5395.30
02/09/96      376.000         5541.62
02/26/96      374.955         5565.10
02/29/96       373.64         5485.62
03/29/96       382.13         5587.14
04/30/96       380.27         5569.08
05/17/96       381.81          5687.5

                                 EXHIBIT IV-3
                           SELECTED COMPARABLE RATES
                           -------------------------

                           [LINE GRAPH APPEARS HERE]

               PRIME   90 DAY     1 YEAR      30 YEAR
               RATE   TREASURY    T-BILL    BOND YIELD
12/31/91        6.5     3.95       4.08       7.409
01/31/92        6.5     3.94       4.21       7.763
02/29/92        6.5     4.02       4.31         7.8
03/29/92        6.5     4.15       4.51        7.96
04/29/92        6.5     3.79       4.33       8.052
05/29/92        6.5      3.8       4.25       7.833
06/29/92        6.5     3.65       4.06       7.784
07/29/92          6     3.25       3.62       7.453
08/29/92          6     3.23       3.46       7.471
09/29/92          6     2.74       3.06       7.375
10/29/92          6     3.02       3.53       7.629
11/29/92          6     3.34       3.81       7.621
12/29/92          6     3.15       3.59       7.396
01/29/93          6     2.97       3.36       7.212
02/28/93          6        3       3.29       6.959
03/28/93          6     2.96       3.29       6.927
04/28/93          6     2.95       3.27       6.943
05/28/93          6     3.13       3.62       6.979
06/28/93          6      3.1       3.44       6.677
07/28/93          6     3.11       3.52       6.566
08/28/93          6     3.08       3.38        6.22
09/28/93          6     2.98       3.38       6.034
10/28/93          6     3.09       3.45       5.957
11/28/93          6     3.14       3.56       6.288
12/28/93          6     3.01       3.47       6.348
01/28/94          6     3.03       3.51       6.231
02/28/94          6     3.44       3.99       6.671
03/28/94       6.25     3.57        4.4        7.11
04/28/94       6.75     3.96        5.1       7.309
05/28/94       7.25     4.28       5.38       7.436
06/28/94       7.25     4.23        5.5       7.622
07/28/94       7.25     4.37       5.37       7.385
08/28/94       7.75     4.68       5.54       7.548
09/28/94       7.75     4.79       5.95       7.818
10/28/94       7.75     5.16       6.16       7.964
11/28/94        8.5     5.74       6.88       7.988
12/28/94        8.5      5.7       7.18       7.881
01/28/95        8.5        6       6.79       7.707
02/28/95          9     5.94       6.42       7.508
03/28/95          9     5.88        6.5       7.434
04/28/95          9     5.88       6.33       7.339
05/28/95          9     5.83       5.83       6.665
06/28/95          9     5.66       5.72       6.624
07/27/95       8.75     5.46       5.77        6.89
08/28/95       8.75     5.43       5.76        6.72
09/28/95       8.75     5.14       5.78        6.61
10/27/95       8.75     5.22       5.54        6.38
11/28/95       8.75     5.32       5.43        6.22
12/28/95        8.5     4.91       5.21           6
01/30/95        8.5     5.01       5.03        6.08
02/26/95       8.25     4.81       5.04        6.44
03/31/96       8.25      4.8       5.44        6.67
04/30/96       8.25      4.9       5.62         6.9
05/17/96       8.25     5.11       5.67        6.83

                                  Exhibit V-I
                  CALCULATION OF RETURN ON CONVERSION PROCEEDS



In making the pro forma adjustments to calculate the additional income from the net conversion proceeds, we have made the following assumptions:

    1. The net proceeds are invested at the beginning of the applicable period to yield 5.68%. Income taxes were assumed to be 39%, resulting in an after-tax yield of 3.46%.

    2. Earnings before extraordinary items were utilized as the earnings base.

    3. The Employee Stock Ownership Plan and Trust (ESOP) will purchase 8% of the shares of Common Stock issued in the Conversion. Funds used to acquire the ESOP shares will be borrowed from the Holding Company.
          The Savings Bank expects to repay the debt over a 10-year period at the prime rate. Appropriate adjustments to pro forma equity and earnings have been incorporated.

    4. Management intends to propose for consideration and approval by stockholders at the first annual meeting following the Management Recognition Plan ("MRP") for outside directors and for officers and employees. It is assumed that the MRP will be acquired through open market purchases.

    5. It is assumed that (i) 100% of the shares will be sold in the Offerings; and (ii) Trident Securities will receive a management fee of 1% of the gross proceeds of the Offerings, plus commissions of 2% of the gross proceeds less: Directors purchases and the amount of the ESOP.

    6.    Total expenses at the midpoint are estimated to be $790,000.

                                  EXHIBIT V-1
                         RICHMOND SAVINGS BANK, S.S.B.
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                             As of March 31, 1996
                                 (000) omitted

                                                                         Adjusted
                                 Minimum      Midpoint      Maximum       Maximum
- ---------------------------------------------------------------------------------
Shares Offered (Total)         1,258,000     1,480,000    1,702,000     1,957,300

Price per share                   $10.00        $10.00       $10.00        $10.00

Gross Proceeds                   $12,580       $14,800      $17,020       $19,573
Estimated expenses                   727           790          853           925
Net proceeds                     $11,853       $14,010      $16,167       $18,648

Adj. net income - twelve months
   ended 3/31/96-adjusted           $600          $600         $600          $600
Incremental return on proceeds       280           331          383           442
Less:  ESOP adjustment              (101)         (118)        (136)         (157)
Less:  MRP adjustment                (61)          (72)         (83)          (96)
Pro forma net income                $718          $741         $764          $790
Earnings per share                 $0.57         $0.50        $0.45         $0.40

Adj. net income - three months
   ended 3/31/96, annualized        $628          $628         $628          $628
Incremental return on proceeds       280           331          383           442
Less:  ESOP adjustment              (101)         (118)        (136)         (157)
Less:  MRP adjustment                (61)          (72)         (83)          (96)
Pro forma net income                $746          $769         $792          $818
Earnings per share                 $0.59         $0.52        $0.47         $0.42

Net worth                         $8,549        $8,549       $8,549        $8,549
Net conversion proceeds           11,853        14,010       16,167        18,648
Less:  ESOP adjustment            (1,006)       (1,184)      (1,362)       (1,566)
Less:  MRP adjustment               (503)         (592)        (681)         (783)
Pro forma net worth              $18,893       $20,783      $22,674       $24,848
Book value per share              $15.02        $14.04       $13.32        $12.69

Total assets                     $95,277       $95,277      $95,277       $95,277
Net conversion proceeds           11,853        14,010       16,167        18,648
Less:  ESOP adjustment            (1,006)       (1,184)      (1,362)       (1,566)
Less:  MRP adjustment               (503)         (592)        (681)         (783)
Pro forma total assets          $105,621      $107,511     $109,402      $111,576

Pro Forma Ratios
Price/EPS (LTM)                     17.5          20.0         22.3          24.8
Price/EPS (last quarter)            16.9          19.2         21.5          23.9
Price/book per share               66.59%        71.21%       75.07%        78.77%
Market value/assets                11.91%        13.77%       15.56%        17.54%

                                  EXHIBIT V-2
                          Richmond Savings Bank, SSB
                          Pro Forma Midpoint Analysis

                                                     Comparative Group        All Public Thrifts
                                                     -----------------        ------------------
                               Symbols   Value       Average     Median       Average        Median
====================================================================================================
Price/earnings ratio           P/E
Last twelve months             (X)                          15.6       19.8          15.6      11.7
  Pro forma minimum                            17.5
  Pro forma adjusted midpoint                  20.0
  Pro forma maximum                            22.3
  Final Value                                  24.8

Last three months, annualized                               17.0       13.7          16.6      12.5
  Pro forma minimum                            16.9
  Pro forma adjusted midpoint                  19.2
  Pro forma maximum                            21.5
  Final Value                                  23.9

Price/book ratio               P/B                         89.1%      90.4%         107.9%   103.8%
  Pro forma minimum            (%)            66.6%
  Pro forma adjusted midpoint                 71.2%
  Pro forma maximum                           75.1%
  Final Value                                 78.8%


Price/assets ratio             P/A                        24.86%     24.69%         12.57%   10.86%
  Pro forma minimum            (%)            11.91%
  Pro forma adjusted midpoint                 13.77%
  Pro forma maximum                           15.56%
  Final Value                                 17.54%


Key Assumptions
  Earnings base - last twelve months      Y             $600,000
  Earnings base - last three months       Y             $628,000
  Book value                              B           $8,549,000
  Tangible book value                     B           $8,549,000
  Total assets                            A          $95,277,000
  Estimated conversion
    expense at midpoint                   X                 $790
  Return on conversion
    proceeds (after-tax)                  R                3.46%
  Proceeds not reinvested                 Z           $4,440,000
  Estimated ESOP                          E          ($1,184,000)
  Cost of ESOP                            S                8.00%
  Amort. of ESOP                          T                   10 years
  ESOP tax rate                           Tax                39%
  Estimated MRP                                        ($592,000)
  Cost of MRP                                                 4%
  Amort. of MRP                                                5 years

                          RICHMOND SAVINGS BANK, SSB
                         RETURN ON CONVERSION PROCEEDS
                              AS OF MAY 17, 1996

          Amount        Investment Security        Yield
          20.00%        3 month Treasury Bill      5.11%
          20.00%        6 month Treasury Bill      5.34%
          20.00%        1 year US Treasury Note    5.67%
          20.00%        2 year US Treasury Note    6.04%
          20.00%        3 year US Treasury Note    6.23%

         100.00%        Weighted Average Yield     5.68%

                        Weighted Average Maturity  1.35 years

                                  EXHIBIT V-3
                          Pro Forma Midpoint Analysis
                          Richmond Savings Bank, SSB

Calculation of Estimated Value in a Standard Conversion (V)
- -----------------------------------------------------------


                 P/E (Y - R (X+Z) - ES - (1-Tax) E/T - (1-Tax))
                 ----------------------------------------------
1.   V   =                   1 - (P/E) R                         =    $14,800,000


                 P/B (B - X - E)
                 ---------------
2.   V   =         1 - P/B                                       =    $14,800,000


                 P/A (A - X)
                 -----------
3.   V   =         1 - P/A                                       =    $14,800,000


                          Value                                       Valuation
     Final Value         Per Share       Total Shares                   Date
     -----------         ---------       ------------                   ----
     $14,800,000          $10.00           1,480,000                    05/17/96